      FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE
                  INSURANCE POLICY

                      Issued by

   PROVIDENT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT

                         and

       PROVIDENT MUTUAL LIFE INSURANCE COMPANY

              SERVICE CENTER          MAIN ADMINISTRATIVE OFFICE
           300 CONTINENTAL DRIVE       1000 CHESTERBROOK BLVD.
          NEWARK, DELAWARE 19713      BERWYN, PENNSYLVANIA 19312

              TELEPHONE: (800) 688-5177
                                                              PROSPECTUS

                                                             May 1, 2000

This prospectus describes a flexible premium adjustable variable life insurance policy ("Policy") issued by Provident Mutual Life Insurance Company (the "Company"). The Policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides information that a prospective owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy.

You can allocate your Policy's values to:

      -- Provident Mutual Variable Life Separate Account (the "Separate Account"), which invests in the portfolios listed on this page; or

      --  the Guaranteed Account, which credits a specified rate of interest.

A prospectus for each of the portfolios available through the Separate Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

PLEASE NOTE THAT THE POLICIES AND THE PORTFOLIOS:

      --  ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;

      --  ARE NOT FEDERALLY INSURED;

      --  ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND

      --  ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following portfolios are available:

     -- THE MARKET STREET FUND, INC.
        All Pro Large Cap Growth Portfolio
        All Pro Large Cap Value Portfolio
        All Pro Small Cap Growth Portfolio
        All Pro Small Cap Value Portfolio
        International Portfolio
        Equity 500 Index Portfolio
        Growth Portfolio
        Aggressive Growth Portfolio
        Managed Portfolio
        Bond Portfolio
        Money Market Portfolio

     -- THE ALGER AMERICAN FUND
        Small Capitalization Portfolio

     -- NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
        Limited Maturity Bond Portfolio
        Partners Portfolio

     -- STRONG OPPORTUNITY FUND II, INC.
        Strong Opportunity Fund II

     -- STRONG VARIABLE INSURANCE FUNDS, INC.
        Strong Mid Cap Growth Fund II

     -- VAN ECK WORLDWIDE INSURANCE TRUST
        Worldwide Bond Portfolio
        Worldwide Emerging Markets Portfolio
        Worldwide Hard Assets Portfolio
        Worldwide Real Estate Portfolio

     -- VARIABLE INSURANCE PRODUCTS FUND
        Equity-Income Portfolio
        Growth Portfolio
        High Income Portfolio
        Overseas Portfolio

     -- VARIABLE INSURANCE PRODUCTS FUND II
        Asset Manager Portfolio
        Contrafund(R) Portfolio
        Investment Grade Bond Portfolio

TABLE OF CONTENTS
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
GLOSSARY..............................    1
POLICY SUMMARY........................    4
  Premiums............................    4
  Investment Options..................    4
  Policy Account Value................    5
  Charges and Deductions..............    5
  Annual Portfolio Operating Expenses
     Table............................    7
  Surrenders and Partial
     Withdrawals......................    8
  Death Benefit.......................    9
  Transfers...........................    9
  Loans...............................   10
  Illustrations.......................   10
  Other Policies......................   10
RISK SUMMARY..........................   11
THE COMPANY AND THE GUARANTEED
  ACCOUNT.............................   12
  Provident Mutual Life Insurance
     Company..........................   12
  The Guaranteed Account..............   12
THE SEPARATE ACCOUNT AND THE
  PORTFOLIOS..........................   13
  The Separate Account................   13
  The Portfolios......................   14
THE POLICY............................   18
  Purchasing a Policy.................   18
  When Insurance Coverage Takes
     Effect...........................   19
  Canceling a Policy (Free Look
     Right)...........................   19
  Ownership Rights....................   20
PREMIUMS..............................   21
  Allocating Premiums.................   22
POLICY ACCOUNT VALUES.................   23
  Policy Account Value................   23
  Net Cash Surrender Value............   23
  Subaccount Value....................   23
  Unit Value..........................   24
  Guaranteed Account Value............   24
  Special Policy Account Value
     Credit...........................   24
CHARGES AND DEDUCTIONS................   25
  Premium Expense Charge..............   25
  Monthly Deduction...................   25
  Mortality and Expense Risk Charge...   27
  Surrender Charges and Additional
     Surrender Charges................   27
  Face Amount Increase Charge.........   30
  Partial Withdrawal Charge...........   30
  Transfer Charge.....................   30
  Portfolio Expenses..................   30
DEATH BENEFIT.........................   31
  Insurance Proceeds..................   31
  Death Benefit Options...............   31
  Changing Death Benefit Options......   32
  Changing the Face Amount............   32
  Settlement Options..................   34
  Accelerated Death Benefit...........   34
SURRENDERS AND PARTIAL WITHDRAWALS....   34
  Surrenders..........................   34
  Partial Withdrawals.................   35
TRANSFERS.............................   35
  Dollar Cost Averaging...............   36
  Automatic Asset Rebalancing.........   37
LOANS.................................   38
  Effect of Policy Loans..............   39
POLICY LAPSE AND REINSTATEMENT........   39
  Lapse...............................   39
  Reinstatement.......................   40
FEDERAL TAX CONSIDERATIONS............   40
  Tax Treatment of Policy Benefits....   41
OTHER POLICY INFORMATION..............   42
  Payment of Policy Benefits..........   42
  The Policy..........................   43
  Telephone Requests..................   43
  Our Right to Contest the Policy.....   44
  Split Dollar Arrangements...........   44
  Suicide Exclusion...................   44
  Misstatement of Age or Sex..........   45
  Modifying the Policy................   45
  Payments We Make....................   45
  Additional Transfer Rights..........   45
  Reports to Owners...................   46
  Records.............................   46
  Policy Termination..................   47
  Supplemental Benefits and Riders....   47
PERFORMANCE DATA......................   51
ADDITIONAL INFORMATION................   51
  Sale of the Policies................   51
  Potential Conflicts of Interest.....   51
  Changes to the Separate Account.....   52
  Standard & Poor's...................   52
  Policies Issued in Conjunction with
     Employee Benefit Plans...........   53
  Legal Developments Regarding Unisex
     Actuarial Tables.................   53
  Voting Portfolio Shares.............   53
  Legal Matters.......................   54
  Legal Proceedings...................   54
  Experts.............................   54
  Financial Statements................   54
  Additional Information about the
     Company..........................   54
  PMLIC's Executive Officers and
     Directors........................   55
FINANCIAL STATEMENTS..................  F-1
APPENDIX A -- ILLUSTRATIONS...........  A-1

GLOSSARY
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APPLICATION
The application you must complete to purchase a Policy plus all forms required by us or applicable law.

ATTAINED AGE
The issue age of the insured plus the number of full policy years since the policy date.

BENEFICIARY
The person(s) you select to receive the insurance proceeds from the Policy.

CODE
The Internal Revenue Code of 1986, as amended.

COMPANY (WE, US, OUR, PMLIC)
Provident Mutual Life Insurance Company of America, Service Center: 300 Continental Drive, Newark, Delaware 19713, Main Administrative Office: 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, telephone: (800) 688-5177.

FACE AMOUNT
The dollar amount of insurance selected by the owner. The face amount may be increased or decreased after issue, subject to certain conditions. The face amount is a factor in determining the death benefit, surrender charges, and additional surrender charges.

FINAL POLICY DATE
The policy anniversary nearest the insured's attained age 100, at which time the Policy will end and you will be paid the policy account value less any indebtedness and any unpaid monthly deductions. Subject to state availability, you may elect to continue the Policy beyond the insured's attained age 100 under the Final Policy Date Extension rider.

FREE LOOK PERIOD
The period shown on your Policy's cover page during which you may examine and return the Policy to us at our Service Center and receive a refund. The length of the free look period varies by state.

FUND
An investment company that is registered with the Securities and Exchange Commission. The Policy allows you to invest in certain portfolios of the funds that are listed on the front page of this prospectus.

GRACE PERIOD
A 61-day period after which a Policy will lapse if you do not make a sufficient payment.

GUARANTEED ACCOUNT
Part of our general account. Amounts allocated to the Guaranteed Account earn at least 4% annual interest.

GUIDELINE ANNUAL PREMIUM
The "guideline annual premium" as defined in regulations under the Investment Company Act of 1940, and used in connection with the calculation of surrender charges. It is approximately equal to the amount of premium that would be required on an annual basis to keep the Policy in force if the Policy had a mandatory fixed premium schedule assuming (among other things) a 5% net investment return.

INDEBTEDNESS
The total amount of all outstanding policy loans, including both principal and interest due.

INITIAL FACE AMOUNT
The face amount on the policy issue date.

INSURANCE PROCEEDS
The amount we pay to the beneficiary when we receive due proof of the insured's death. We deduct any indebtedness and unpaid monthly deductions before making any payment.

INSURED
The person whose life is insured by the Policy.

ISSUE AGE
The insured's age on the insured's birthday nearest the policy date.

LAPSE
When your Policy terminates without value after a grace period. You may reinstate a lapsed Policy, subject to certain conditions.

LOAN ACCOUNT
The account to which we transfer collateral for a policy loan from the Subaccounts and/or the Guaranteed Account.

MEC
A modified endowment contract, as defined under the Code.

MINIMUM GUARANTEE PREMIUM
The amount necessary to guarantee the Policy will not lapse during the first 5 policy years. It is equal to the minimum annual premium (as set forth in your Policy) MULTIPLIED by the number of months since the policy date (including the current month) DIVIDED by 12.

MINIMUM INITIAL PREMIUM
An amount equal to the minimum annual premium (as set forth in your Policy) MULTIPLIED by the following factor for your premium billing mode: annual 1.000; semi-annual 0.500; quarterly 0.250; monthly 0.167.

MONTHLY DEDUCTION
This is the monthly amount we deduct from the policy account value on each policy processing day. The monthly deduction includes the cost of insurance charge, the monthly administrative charge, the initial administrative charge (during the first policy year), and charges for any riders.

NET CASH SURRENDER VALUE
The amount we pay when you surrender your Policy. It is equal to: (1) the policy account value as of the date of surrender; MINUS (2) any surrender charge or additional surrender charge; MINUS (3) any indebtedness.

NET PREMIUMS
Premiums less the premium expense charge.

OWNER (YOU, YOUR)
The person entitled to exercise all rights as owner under the Policy.

POLICY ACCOUNT VALUE
The sum of your Policy's values in the Subaccounts, the Guaranteed Account, and the Loan Account.

POLICY ANNIVERSARY
The same day and month as the policy date in each year following the first policy year.

POLICY DATE
The date set forth in the Policy that is used to determine policy anniversaries, policy processing days, and policy years. The policy date is generally the same as the policy issue date but, subject to state approval, may be another date agreed upon by us and the proposed insured. The policy date may not be more than 6 months prior to the policy issue date.

POLICY ISSUE DATE
The date on which the Policy is issued. It is used to measure suicide and contestable periods.

POLICY PROCESSING DAY
This is the same day as the policy date in each successive month. If there is no day in a calendar month that coincides with the policy date, or if that day falls on a day that is not a valuation day, then the policy processing day is the next valuation day. On each policy processing day, we determine Policy charges and deduct them from the policy account value.

POLICY YEAR
A year that starts on the policy date or on a policy anniversary.

PORTFOLIO
A separate investment portfolio of a fund. Each Subaccount invests exclusively in one portfolio of a fund.

PREMIUM CLASS
The classification of the insured for cost of insurance purposes. The classes are: standard, standard with extra rating; nonsmoker; nonsmoker with extra rating; and preferred.

PREMIUMS
All payments you make under the Policy other than repayments of indebtedness.

RIDER
An amendment, addition, or endorsement to the Policy that changes the terms of the Policy by: (1) expanding Policy benefits; (2) restricting Policy benefits; or (3) excluding certain conditions from the Policy's coverage. A rider that is added to the Policy becomes part of the Policy.

SEPARATE ACCOUNT
Provident Mutual Variable Life Separate Account. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding portfolio.

SERVICE CENTER
The Technology and Service Center located at 300 Continental Drive, Newark, Delaware 19713.

SUBACCOUNT
A subdivision of Provident Mutual Variable Life Separate Account. We invest each Subaccount's assets exclusively in shares of one portfolio.

SURRENDER
To cancel the Policy by signed request from the owner and return of the Policy to us at our Service Center.

TARGET PREMIUM
An amount of premium payments, computed separately for each increment of face amount, used to compute surrender charges and additional surrender charges.

VALUATION DAY
Each day that the New York Stock Exchange is open for business and any other day on which there is a sufficient degree of trading with respect to a Subaccount's portfolio of securities to materially affect the value of that Subaccount. As of the date of this prospectus, the Company is open whenever the New York Stock Exchange is open.

VALUATION PERIOD
The period beginning at the close of business on one valuation day (usually 4:00 p.m., Eastern time) and continuing to the close of business on the next valuation day.

WRITTEN NOTICE OR REQUEST
The written notice or request you must complete, sign, and send to us at our Service Center to request or exercise your rights as owner under the Policy. To be complete, each written notice or request must: (1) be in a form we accept;
(2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified; and (3) be received at our Service Center. You may obtain the necessary form by calling us at (800) 688-5177.

POLICY SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This summary describes the Policy's important features and corresponds to prospectus sections that discuss the topics in more detail. THE GLOSSARY DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                                    PREMIUMS

- You must pay the minimum initial premium before we deliver the Policy.

- After you pay the initial premium, you can pay subsequent premiums at any time (prior to the final policy date) and in any amount (but not less than $20). You select a premium payment plan to pay planned periodic premiums quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. However, you may greatly increase your risk of lapse if you do not regularly pay premiums. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan.

- We will not accept any premiums after the final policy date.

- PAYING YOUR PLANNED PERIODIC PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. Even if you make premium payments according to your payment plan, your Policy will lapse if the net cash surrender value is not enough to pay the monthly deduction and other charges.

- There will be a 61-day grace period before your Policy lapses. Your Policy will not lapse:

     -- during the first 5 policy years, if you pay premiums (less any indebtedness and partial withdrawals) in excess of the minimum guarantee premium;

     -- if you purchase a Guaranteed Minimum Death Benefit rider and meet certain conditions; or

     -- if you make a payment equal to 3 monthly deductions before the end of the grace period.

You may reinstate a lapsed Policy if you meet certain requirements.

- When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. A free look period also begins if you request an increase in face amount.

- We deduct a premium expense charge from each premium you pay. Generally, we allocate the resulting amount (the net premium) to the Subaccounts and the Guaranteed Account in accordance with your allocation instructions.

- Some states require us to refund all premiums (less any partial withdrawals and indebtedness) if you return your Policy during the free look period. In those states, for the first 15 days following the later of the policy issue date or the date we receive the minimum initial premium, we direct your premiums into the Money Market Subaccount. After the 15 days, we allocate that value to the Subaccounts you selected.

                               INVESTMENT OPTIONS

GUARANTEED ACCOUNT:

- You may place money in the Guaranteed Account where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

SEPARATE ACCOUNT:

- You may direct the money in your Policy to any of the Subaccounts of the Separate Account. WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE SUBACCOUNTS. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR

  DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

- Each Subaccount invests exclusively in one of the following portfolios:

-    THE MARKET STREET FUND, INC.
     ("MARKET STREET")
     All Pro Large Cap Growth
          Portfolio
     All Pro Large Cap Value Portfolio
     All Pro Small Cap Growth
          Portfolio
     All Pro Small Cap Value Portfolio
     International Portfolio
     Equity 500 Index Portfolio
     Growth Portfolio
     Aggressive Growth Portfolio
     Managed Portfolio
     Bond Portfolio
     Money Market Portfolio
-    THE ALGER AMERICAN FUND
     ("ALGER AMERICAN")
     Small Capitalization Portfolio
-    NEUBERGER BERMAN ADVISERS
     MANAGEMENT TRUST
     ("NEUBERGER BERMAN")
     Limited Maturity Bond Portfolio
     Partners Portfolio
-    STRONG OPPORTUNITY FUND II, INC.
     Strong Opportunity Fund II
-    STRONG VARIABLE INSURANCE FUNDS,
     INC.
     Strong Mid Cap Growth
     Fund II
-    VAN ECK WORLDWIDE INSURANCE TRUST
     ("VAN ECK")
     Worldwide Bond Portfolio
     Worldwide Emerging Markets
          Portfolio
     Worldwide Hard Assets Portfolio
     Worldwide Real Estate Portfolio
-    VARIABLE INSURANCE PRODUCTS FUND
     ("VIP")
     Equity-Income Portfolio
     Growth Portfolio
     High Income Portfolio
     Overseas Portfolio
-    VARIABLE INSURANCE PRODUCTS FUND
     II ("VIP II")
     Asset Manager Portfolio
     Contrafund(R) Portfolio
     Investment Grade Bond Portfolio

                              POLICY ACCOUNT VALUE

- Policy account value is the sum of your amounts in the Subaccounts, the Guaranteed Account, and the Loan Account. Policy account value is the starting point for calculating important values under the Policy, such as the net cash surrender value and the death benefit.

- Policy account value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest we credit to the Guaranteed Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY ACCOUNT VALUE.

                             CHARGES AND DEDUCTIONS

$ PREMIUM EXPENSE CHARGE: We deduct a premium expense charge from each premium and credit the remaining amount (the net premium) according to your allocation instructions. The premium expense charge consists of:

     1. Premium Tax Charge: for state and local premium taxes based on the rate for the insured's residence at the time the premium is paid. Premium taxes vary from state to state but range from 0% to 4%. No premium tax charge is deducted in jurisdictions that impose no premium tax.

     2. Percent of Premium Charge: equal to 1.5% of each premium payment. We may increase this charge to a maximum of 3% of each premium payment.

$ MONTHLY DEDUCTION: On the policy date and on each policy processing day thereafter, we deduct from the policy account value:

        -- the cost of insurance charge (which depends on a number of variables, such as issue age, sex, premium class, policy year, and face amount, that cause this charge to vary from Policy to Policy and from policy processing day to policy processing day)

        -- the $7.50 monthly administrative charge (we may increase this charge to a maximum of $12)

        -- the $5.00 initial administrative charge (only deducted on the first
           12 policy processing days)

        -- charges for any riders.

$ SURRENDER CHARGES AND ADDITIONAL SURRENDER CHARGES:

     -- Surrender Charge: During the first 12 policy years, we deduct a surrender charge if you surrender the Policy or it lapses. The surrender charge consists of:

          1. Deferred Administrative Charge: the charge described in the table below less any deferred administrative charge previously paid at the time of a decrease in face amount.

                                                      CHARGE PER $1,000
POLICY YEAR(S)                                         OF FACE AMOUNT
--------------                                     -----------------------
1-6...............................................          $4.90
7.................................................          $4.20
8.................................................          $3.50
9.................................................          $2.80
10................................................          $2.10
11................................................          $1.40
12................................................          $0.70
13+...............................................          $ -0-

        2. Deferred Sales Charge: this charge equals the lesser of A or B (less any deferred sales charge previously paid at the time of a prior decrease in face amount), where:

           a = 35% of all premiums paid to the date of surrender or lapse; or

           b = the following percentage of target premium:

                                                   % OF TARGET PREMIUM FOR
POLICY YEAR(S)                                     THE INITIAL FACE AMOUNT
--------------                                     -----------------------
1-6...............................................           70%
7.................................................           60%
8.................................................           50%
9.................................................           40%
10................................................           30%
11................................................           20%
12................................................           10%
13+...............................................            0%

     THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU MAY HAVE NO NET CASH SURRENDER VALUE IF YOU SURRENDER YOUR POLICY DURING THE FIRST 12 YEARS.

     -- Additional Surrender Charge: Within 12 years after the effective date of an increase in face amount, we deduct an additional surrender charge if you surrender the Policy or it lapses. The additional surrender charge consists of an additional deferred administrative charge and an additional deferred sales charge. The additional surrender charge is calculated in the same manner as the surrender charge, as set forth above.

     -- Decrease in Face Amount: In the event of a decrease in face amount before the end of the 12th policy year or within 12 years after an increase in face amount, we deduct a charge that is a portion of the surrender charge and/or additional surrender charge.

-- PARTIAL WITHDRAWAL CHARGES: For each partial withdrawal, we deduct a $25 fee from the remaining policy account value.

-- FACE AMOUNT INCREASE CHARGE: On the effective date of an increase in face amount, we deduct a charge of $60 plus $0.50 per $1,000 face amount increase (but not greater than $750) from the policy account value. We may increase this charge to a maximum of $60 plus $3.00 per $1,000 face amount increase.

-- MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge equal to an annual rate of 0.75% of the average daily net assets of the Separate Account. We may increase this charge to a maximum annual rate of 0.90%

-- TRANSFER CHARGE: We assess a $25 fee (from the amount transferred) for the 13th and each additional transfer among the Subaccounts or the Guaranteed Account in a policy year.

-- PORTFOLIO EXPENSES: The portfolios deduct management fees and other expenses from their assets. These fees and expenses (shown in the following table) vary by portfolio and currently range from 0.40% to 1.44% per year of the average portfolio assets.

  The following table shows the fees and expenses charged by the portfolios for the fiscal year ended December 31, 1999. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. Expenses of the portfolios may be higher or lower in the future. Please refer to the portfolios' prospectuses for more information.

  ANNUAL PORTFOLIO OPERATING EXPENSES (as a percentage of average portfolio assets after fee waivers and expense reimbursements)

                                                                                    TOTAL
                                                         MANAGEMENT     OTHER       ANNUAL
  PORTFOLIO                                                 FEES       EXPENSES    EXPENSES
  ---------                                              ----------    --------    --------
  MARKET STREET FUND, INC. (1)
    All Pro Large Cap Growth Portfolio                       0.70%       0.19%        0.89%
    All Pro Large Cap Value Portfolio                        0.70%       0.21%        0.91%
    All Pro Small Cap Growth Portfolio                       0.90%       0.21%        1.11%
    All Pro Small Cap Value Portfolio                        0.90%       0.30%        1.20%
    International Portfolio                                  0.75%       0.23%        0.98%
    Equity 500 Index Portfolio (2)                           0.24%       0.04%        0.28%
    Growth Portfolio                                         0.32%       0.16%        0.48%
    Aggressive Growth Portfolio                              0.41%       0.16%        0.57%
    Managed Portfolio                                        0.40%       0.17%        0.57%
    Bond Portfolio                                           0.35%       0.17%        0.52%
    Money Market Portfolio                                   0.25%       0.15%        0.40%
  THE ALGER AMERICAN FUND (1)
    Small Capitalization Portfolio                           0.85%       0.05%        0.90%
  NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST (1)
    Limited Maturity Bond Portfolio                          0.65%       0.11%        0.76%
    Partners Portfolio                                       0.80%       0.07%        0.87%
  STRONG OPPORTUNITY FUND II, INC. (1)
    Strong Opportunity Fund II                               1.00%       0.14%        1.14%
  STRONG VARIABLE INSURANCE FUNDS, INC. (1)
    Strong Mid Cap Growth Fund II                            1.00%       0.15%        1.15%

                                                                                    TOTAL
                                                         MANAGEMENT     OTHER       ANNUAL
  PORTFOLIO                                                 FEES       EXPENSES    EXPENSES
  ---------                                              ----------    --------    --------
  VAN ECK WORLDWIDE INSURANCE TRUST (1)
    Worldwide Bond Portfolio                                 1.00%       0.22%        1.22%
    Worldwide Emerging Markets Portfolio                     1.00%       0.34%        1.34%
    Worldwide Hard Assets Portfolio                          1.00%       0.26%        1.26%
    Worldwide Real Estate Portfolio                          1.00%       0.44%        1.44%
  VARIABLE INSURANCE PRODUCTS FUND (1)
    Equity-Income Portfolio (Initial Class)                  0.48%       0.08%        0.56%
    Growth Portfolio (Initial Class)                         0.58%       0.07%        0.65%
    High Income Portfolio (Initial Class)                    0.58%       0.11%        0.69%
    Overseas Portfolio (Initial Class)                       0.73%       0.14%        0.87%
  VARIABLE INSURANCE PRODUCTS FUND II (1)
    Asset Manager Portfolio (Initial Class)                  0.53%       0.09%        0.62%
    Contrafund(R) Portfolio (Initial Class)                  0.58%       0.07%        0.65%
    Investment Grade Bond Portfolio (Initial Class)          0.43%       0.11%        0.54%

  (1) For certain portfolios, certain expenses were reimbursed or fees waived during 1999. It is anticipated that expense reimbursement and fee waiver arrangements will continue for the current year. Absent the expense reimbursement, the 1999 Total Annual Expenses would have been 1.21% for the Market Street Fund All Pro Small Cap Value Portfolio, 0.57% for the VIP Fund Equity-Income Portfolio, 0.66% for the VIP Fund Growth Portfolio, 0.91% for the VIP II Fund Overseas Portfolio, 0.63% for the VIP II Fund Asset Manager Portfolio, 1.17% for the Strong Mid Cap Growth Fund II, 0.67% for the VIP II Fund Contrafund(R) Portfolio, and 3.23% for the Van Eck Worldwide Real Estate Portfolio. Similar expense reimbursement and fee waiver arrangements were also in place for the other portfolios and it is anticipated that these arrangements will continue past the current year. However, no expenses were reimbursed or fees waived during 1999 for these portfolios because the level of actual expenses and fees never exceeded the thresholds at which the reimbursement and waiver arrangements would have become operative.

  (2) Since the Equity 500 Index Portfolio has recently commenced operations, "Other Expenses" is based on estimated amounts for 2000. This estimate anticipates an expense reimbursement or fee waiver arrangement for 2000. Absent this arrangement, estimated Total Fund Annual Expenses would be 0.39%.

  The fee and expense information regarding the portfolios was provided by those portfolios. The Alger American Fund, Neuberger Berman Advisers Management Trust, Strong Opportunity Fund II, Inc., Strong Variable Insurance Funds, Inc., Van Eck Worldwide Insurance Trust, Variable Insurance Products Fund, and Variable Insurance Products Fund II are not affiliated with PMLIC.

                       SURRENDERS AND PARTIAL WITHDRAWALS

 -- SURRENDER: At any time while the Policy is in force, you may make a request to surrender your Policy and receive the net cash surrender value. A surrender may have tax consequences.

 -- PARTIAL WITHDRAWALS: After the first policy year, you may make a written request to withdraw part of the net cash surrender value, subject to the following rules. Partial withdrawals may have tax consequences.

 -- You must request at least $1,500.

 -- For each partial withdrawal, we deduct a $25 fee from the remaining policy account value.

 -- If Death Benefit Option A is in effect, we will reduce the face amount by the amount of the partial withdrawal.

 -- Unless you specify otherwise, we will deduct the requested partial withdrawal and partial withdrawal charge from the Subaccounts and the Guaranteed Account in proportion to the value in each account.

                                 DEATH BENEFIT

 -- INSURANCE PROCEEDS. We pay insurance proceeds to the beneficiary upon due proof of death of the insured. The insurance proceeds equal the death benefit and any additional insurance provided by rider less any indebtedness and unpaid monthly deductions.

 -- DEATH BENEFIT OPTION A AND OPTION B. You may choose between two death benefit options under the Policy. After the first policy year and at least 12 months after any increase in face amount, you may change death benefit options while the Policy is in force. We calculate the amount available under each death benefit option as of the insured's date of death.

  -- DEATH BENEFIT OPTION A is equal to the greater of:

      -- the face amount (which is the amount of insurance you select); OR

      -- the policy account value multiplied by the applicable percentage listed in the table below.

  -- DEATH BENEFIT OPTION B is equal to the greater of:

      -- the face amount PLUS the policy account value; or

      -- the policy account value multiplied by the applicable percentage listed in the table below.

ATTAINED AGE                   PERCENTAGE          ATTAINED AGE           PERCENTAGE
------------                   ----------          -------------          ----------
40 and under                      250%                  60                   130%
45                                215%                  65                   120%
50                                185%                  70                   115%
55                                150%             75 through 90             105%
                                                   95 through 99             100%

For attained ages not shown, the percentages decrease pro rata for each full year.

 -- ACCELERATED DEATH BENEFIT. Under the Accelerated Death Benefit rider, you may receive accelerated payment of part of your death benefit if the insured develops a terminal illness or is permanently confined to a nursing care facility.

                                   TRANSFERS

 --  You may make transfers among the Subaccounts and the Guaranteed Account.

 -- We charge $25 for the 13th and each additional transfer during a policy year.

 -- Transfers out of the Guaranteed Account may be made only within 30 days of a policy anniversary.

 -- The minimum amount you may transfer from a Subaccount or the Guaranteed Account is the lesser of $1,000 or the total value in the Subaccount or Guaranteed Account.

                                     LOANS

 -- You may take a loan (minimum $500) from your Policy at any time. The maximum loan amount you may take is the net cash surrender value. You may increase your risk of lapse if you take a loan. Loans may have tax consequences.

 -- We charge you a maximum annual interest rate of 6% ("charged interest rate") on your loan. Charged interest is due and payable at the end of each policy year. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid by the end of the policy year.

 -- We credit interest on amounts in the Loan Account ("earned interest rate") and we guarantee that the annual earned interest rate will not be lower than 4%. We currently credit an earned interest rate of 4% to amounts in the Loan Account until the 10th policy anniversary or attained age 60, whichever is later, and 5.75% annually thereafter.

 -- As collateral for the loan, we transfer an amount equal to the loan (adjusted by the earned interest rate and the charged interest rate to the next policy anniversary) from the Separate Account and Guaranteed Account to the Loan Account.

 -- You may repay all or part of your indebtedness at any time while the insured is alive and the Policy is in force.

 -- We deduct any indebtedness from the policy account value upon surrender, and from the insurance proceeds payable on the insured's death.

                                 ILLUSTRATIONS

The illustrations provided in Appendix A at the end of this prospectus illustrate death benefits, policy account values, and net cash surrender values. These illustrations are based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. Your rates of return and insurance charges may be higher or lower than these illustrations. You should obtain a personalized illustration before purchasing a Policy.

                                 OTHER POLICIES

We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your Subaccount performance and policy account value. To obtain more information about these other policies, contact our Service Center or your agent.

RISK SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following are some of the risks associated with the Policy.
--------------------------------------------------------------------------------

INVESTMENT RISK              If you invest your policy account value in one or
                             more Subaccounts, then you will be subject to the
                             risk that investment performance will be
                             unfavorable and that the policy account value will
                             decrease. You COULD lose everything you invest. If
                             you allocate net premiums to the Guaranteed
                             Account, then we credit your policy account value
                             (in the Guaranteed Account) with a declared rate of
                             interest, but you assume the risk that the rate may
                             decrease, although it will never be lower than a
                             guaranteed minimum annual effective rate of 4%.
--------------------------------------------------------------------------------

RISK OF LAPSE                If your net cash surrender value is not enough to
                             pay the monthly deduction and other charges, your
                             Policy may enter a 61-day grace period. We will
                             notify you that the Policy will lapse unless you
                             make a sufficient payment during the grace period.
                             Your Policy may also lapse if your indebtedness
                             reduces the net cash surrender value to zero. Your
                             Policy generally will not lapse: (1) during the
                             first 5 policy years, if you pay premiums (less any
                             indebtedness and partial withdrawals) in excess of
                             the minimum guarantee premium; (2) if you purchase
                             a Guaranteed Minimum Death Benefit rider and meet
                             certain conditions; or (3) if you make a payment
                             equal to 3 monthly deductions before the end of the
                             grace period. You may reinstate a lapsed Policy,
                             subject to certain conditions.
--------------------------------------------------------------------------------

TAX RISKS                    We anticipate that the Policy should generally be
                             deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of policy account value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds.

                             Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

                             See "Federal Tax Considerations." You should
                             consult a qualified tax adviser for assistance in all Policy-related tax matters.
--------------------------------------------------------------------------------

SURRENDER RISKS              The surrender charge under the Policy applies for
                             12 policy years after the policy date. An additional surrender charge will be applicable for 12 years from the date of any increase in the face amount. It is possible that you will receive no net cash surrender value if you surrender your Policy in the first few policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time.

                             Even if you do not ask to surrender your Policy, surrender charges and additional surrender charges may play a role in determining whether your Policy will lapse, because surrender charges and additional surrender charges affect the net cash surrender value which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See "Risk of Lapse," above.
--------------------------------------------------------------------------------

LOAN RISKS                   A policy loan, whether or not repaid, will affect
                             policy account value over time because we subtract the amount of the loan from the Subaccounts and/or
                             Guaranteed Account as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher current interest rate credited to the Guaranteed Account.

                             We reduce the amount we pay on the insured's death by the amount of any indebtedness. Your Policy may lapse if your indebtedness reduces the net cash surrender value to zero.
--------------------------------------------------------------------------------

THE COMPANY AND THE GUARANTEED ACCOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROVIDENT MUTUAL LIFE INSURANCE COMPANY

We are a mutual life insurance company. We were originally incorporated under Pennsylvania law in 1865. We are subject to regulation by the Insurance Department of the Commonwealth of Pennsylvania, as well as by the insurance departments of all other states and jurisdictions in which we do business. We established the Separate Account to support the investment options under the Policy and under other variable life insurance policies we may issue. Our general account supports the Guaranteed Account option under the Policy. As of December 31, 1999, we had consolidated assets of approximately $9.2 billion.

IMSA. We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, we may use the IMSA logo and language in advertisements.

THE GUARANTEED ACCOUNT

The Guaranteed Account is part of our general account. We own the assets in the general account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Guaranteed Account's assets. We bear the full investment risk for all amounts allocated or transferred to the Guaranteed Account. We guarantee that the amounts allocated to the Guaranteed Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Guaranteed Account value will not share in the investment performance of our general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Guaranteed Account will be credited with different current interest rates. For each amount allocated or transferred to the Guaranteed Account, we apply the current interest rate to the end of the calendar year. At the end of that calendar year, we reserve the right to declare a new current interest rate on this amount and accrued interest thereon (which may be a different rate than the rate that applies to new allocations to the Guaranteed Account on that date). We guarantee the rate declared on this amount and accrued interest thereon at the end of each calendar year for the following calendar year. You assume the risk that interest credited to amounts in the Guaranteed Account may not exceed the minimum 4% guaranteed rate.

We allocate amounts from the Guaranteed Account for partial withdrawals, transfers to the Subaccounts, or charges for the monthly deduction on a last in, first out (i.e., LIFO) basis for the purpose of crediting interest.

WE HAVE NOT REGISTERED THE GUARANTEED ACCOUNT WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GUARANTEED ACCOUNT.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE SEPARATE ACCOUNT

The Separate Account is a separate investment account established under Pennsylvania law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the Securities and Exchange Commission.

We have divided the Separate Account into Subaccounts, each of which invests in shares of one portfolio of the following funds:

     -- The Market Street Fund, Inc.

     -- The Alger American Fund

     -- Neuberger Berman Advisers Management Trust

     -- Strong Opportunity Fund II, Inc.

     -- Strong Variable Insurance Funds, Inc.

     -- Van Eck Worldwide Insurance Trust

     -- Variable Insurance Products Fund

     -- Variable Insurance Products Fund II

The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount's own investment performance and not the investment performance of our other assets. The Separate Account assets are held separate from our other assets and are not part of our general account. We may not use the Separate Account's assets to pay any of our liabilities other than those arising from the Policies. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The Separate Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus.

The International, Growth, Aggressive Growth, Managed, Bond, and Money Market Subaccounts were originally established as separate investment accounts under the provisions of Pennsylvania Insurance Law. On April 30, 1999, the assets of the Provident Mutual Managed Separate Account were transferred to a newly established subaccount (the "Managed Subaccount") of the Separate Account, and the Provident Mutual Managed Separate Account ceased to exist. On May 1, 2000, the assets of the Provident Mutual Variable International Separate Account, Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable Bond Separate Account, and Provident Mutual Variable Money Market Separate Account were transferred to corresponding new subaccounts of the Separate Account, as shown in the table below. These separate investment accounts then ceased to exist and the Separate Account then changed its name from Provident Mutual Variable Separate Account to Provident Mutual Variable Life Separate Account.

         NEW SUBACCOUNT                                FORMER SEPARATE ACCOUNT
         --------------                                -----------------------
International Subaccount             Provident Mutual Variable International Separate Account
Growth Subaccount                    Provident Mutual Variable Growth Separate Account
Aggressive Growth Subaccount         Provident Mutual Variable Aggressive Growth Separate Account
Bond Subaccount                      Provident Mutual Variable Bond Separate Account
Money Market Subaccount              Provident Mutual Variable Money Market Separate Account

If investment in the funds or a particular portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any other reason in our sole discretion, we may substitute another fund or portfolio without your consent. The substituted fund or portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the Securities and Exchange Commission. Furthermore, we may close Subaccounts to allocations of premiums or policy account value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

In addition, we reserve the right to make other structural and operational changes affecting the Separate Account. See "Additional Information -- Changes to the Separate Account."

THE PORTFOLIOS

The Separate Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the Securities and Exchange Commission as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the Securities and Exchange Commission.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The following table summarizes each portfolio's investment objective(s) and identifies its investment adviser (and subadviser, if applicable). THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). You can find more detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully.

             PORTFOLIO           INVESTMENT OBJECTIVE AND INVESTMENT ADVISER

ALL PRO LARGE CAP GROWTH
PORTFOLIO                    -- Seeks to achieve long-term capital appreciation.
                             The portfolio pursues its objective by investing primarily in equity securities of companies among the 750 largest by market capitalization at the time of purchase, which the subadvisers believe show potential for growth in future earnings.
                             Investment adviser is Market Street Investment
                             Management Company; subadvisers are Cohen,
                             Klingenstein & Marks, Inc. and Geewax, Terker & Co.

ALL PRO LARGE CAP VALUE
PORTFOLIO                    -- Seeks to provide long-term capital appreciation.
                             The portfolio attempts to achieve this objective by investing primarily in undervalued equity securities of companies among the 750 largest by market capitalizations at the time of purchase that the subadvisers believe offer above-average potential for growth in future earnings. Investment adviser is Market Street Investment Management
                             Company; subadvisers are Equinox Capital
                             Management, Inc., Harris Associates, Inc., and
                             Mellon Equity Associates.

ALL PRO SMALL CAP GROWTH
PORTFOLIO                    -- Seeks to achieve long-term capital appreciation.
                             The portfolio pursues its objective by investing primarily in equity securities of companies included in the Wilshire 5000 Equity Index at the time of purchase, which the subadvisers believe show potential for growth in future earnings.
                             Investment adviser is Market Street Investment
                             Management Company; subadvisers are Standish, Ayer
                             & Wood and Husic Capital Management.

ALL PRO SMALL CAP VALUE
PORTFOLIO                    -- Seeks to provide long-term capital appreciation.
                             The portfolio pursues this objective by investing primarily in undervalued equity securities of companies included in the Wilshire 5000 Equity
                             Index at the time of purchase, which the subadvisers believe offer above-average potential for growth in future earnings. Investment adviser is Market Street Investment Management Company;
                             subadvisers are Reams Asset Management Company, LLC and Sterling Capital Management Company.

INTERNATIONAL PORTFOLIO      -- Seeks long-term growth of capital principally
                             through investments in a diversified portfolio of marketable equity securities of established foreign issuer companies. Investment adviser is Market
                             Street Investment Management Company; subadviser is
                             The Boston Company Asset Management, Inc.

EQUITY 500 INDEX PORTFOLIO   -- Seeks to provide long-term capital appreciation
                             by investing primarily in common stocks included in the Standard & Poor's 500(R) Composite Stock Price
                             Index.* Investment adviser is Market Street
                             Investment Management Company; subadviser is State
                             Street Global Advisors.

---------------

* "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by PMLIC and its affiliates and subsidiaries. The Policy is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Policy. See "Additional Information -- Standard & Poor's" below which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

GROWTH PORTFOLIO             -- Seeks intermediate and long-term growth of
                             capital by investing in common stocks of companies believed to offer above-average growth potential over both the intermediate and the long-term.
                             Current income is a secondary consideration.
                             Investment adviser is Sentinel Advisors Company.

AGGRESSIVE GROWTH PORTFOLIO  -- Seeks to achieve a high level of long-term capital appreciation by investing in securities of a diverse group of smaller emerging companies. Investment adviser is Sentinel Advisors Company.

MANAGED PORTFOLIO            -- Seeks to realize as high a level of long-term
                             total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments, or a combination thereof.
                             Investment adviser is Sentinel Advisors Company.

BOND PORTFOLIO               -- Seeks to generate a high level of current income
                             consistent with prudent investment risk by investing in a diversified portfolio of marketable debt securities. Investment adviser is Sentinel
                             Advisors Company.

MONEY MARKET PORTFOLIO       -- Seeks to provide maximum current income
                             consistent with capital preservation and liquidity by investing in high-quality money market instruments. Investment adviser is Sentinel
                             Advisors Company.

ALGER AMERICAN SMALL
CAPITALIZATION PORTFOLIO     -- Seeks long-term capital appreciation. It focuses
                             on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index(R) or the S&P
                             SmallCap 600 Index(R). Investment adviser is Fred
                             Alger Management, Inc.

NEUBERGER BERMAN LIMITED
MATURITY BOND PORTFOLIO      -- Seeks the highest available current income
                             consistent with low risk to principal and liquidity and secondarily, total return, through investment mainly in investment grade bonds. Investment adviser is Neuberger Berman Management
                             Incorporated.

NEUBERGER BERMAN PARTNERS
PORTFOLIO                    -- Seeks capital growth through investment mainly
                             in common stocks of medium- to large-capitalization companies. Investment adviser is Neuberger Berman
                             Management Incorporated.

STRONG OPPORTUNITY FUND II   -- Seeks capital growth by investing primarily in
                             stocks of medium-capitalization companies that the portfolio's manager believes are underpriced, yet have attractive growth prospects. Investment adviser is Strong Capital Management, Inc.

STRONG MID CAP GROWTH FUND
II -- Seeks capital growth by investing at least 65% of its assets in stocks of medium-capitalization companies that the portfolio's managers believe have favorable prospects for accelerating growth of earnings, but are selling at reasonable valuations based on earnings, cash flow, or asset value. Investment adviser is Strong Capital Management, Inc.

VAN ECK WORLDWIDE BOND
PORTFOLIO                    -- Seeks high total return through a flexible
                             policy of investing globally, primarily in debt securities. Investment adviser is Van Eck
                             Associates Corporation.

VAN ECK WORLDWIDE EMERGING
MARKETS PORTFOLIO            -- Seeks long-term capital appreciation by
                             investing primarily in equity securities in emerging markets around the world. Investment adviser is Van Eck Global Asset Management (Asia)
                             Limited.

VAN ECK WORLDWIDE HARD
ASSETS PORTFOLIO          -- Seeks long-term capital appreciation by
                             investing globally, primarily in "Hard Assets Securities." Hard Assets Securities include equity securities of Hard Asset Companies and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. Hard Asset Companies include companies that are directly or indirectly engaged to a significant extent in the exploration, development, production, or distribution of one or more of the following (together, "Hard Assets"):
                             (a) precious metals; (b) ferrous and non-ferrous metals; (c) gas, petroleum, petrochemicals, or other hydrocarbons; (d) forest products; (e) real estate; and (f) other basic non-agricultural commodities. Income is a secondary consideration. Investment adviser is Van Eck Associates Corporation.

VAN ECK WORLDWIDE REAL
ESTATE PORTFOLIO          -- Seeks to maximize total return by investing
                             primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets. Investment adviser is Van Eck Associates Corporation.

VIP EQUITY-INCOME PORTFOLIO  -- Seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the VIP Equity-Income Portfolio considers the potential for capital appreciation. The portfolio's goal is to achieve a yield which exceeds the composite yield of the securities comprising the Standard and Poor's 500 Composite Stock Price Index. Investment adviser is Fidelity Management & Research Company.

VIP GROWTH PORTFOLIO         -- Seeks to achieve capital appreciation. The VIP
                             Growth Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks. Investment adviser is Fidelity Management & Research Company.

VIP HIGH INCOME PORTFOLIO    -- Seeks to obtain a high level of current income
                             by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. Investment adviser is Fidelity Management & Research Company.

VIP OVERSEAS PORTFOLIO       -- Seeks long term growth of capital primarily
                             through investments in foreign securities. The VIP
                             Overseas Portfolio provides a means for
                             diversification by participating in companies and economies outside of the United States. Investment adviser is Fidelity Management & Research Company;
                             subadvisers are Fidelity Management & Research
                             (U.K.) Inc., Fidelity Management & Research (Far
                             East) Inc., Fidelity International Investment
                             Advisors, and Fidelity International Investment
                             Advisors (U.K.) Limited.

VIP II ASSET MANAGER
PORTFOLIO                    -- Seeks to obtain high total return with reduced
                             risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments. Investment adviser is Fidelity
                             Management & Research Company; subadvisers are
                             Fidelity Management & Research (U.K.) Inc. and
                             Fidelity Management & Research (Far East) Inc.

VIP II CONTRAFUND(R)
PORTFOLIO                    -- Seeks capital appreciation by investing in
                             securities of companies where value is not fully recognized by the public. Investment adviser is

                             Fidelity Management & Research Company; subadvisers are Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc.

VIP II INVESTMENT GRADE
BOND PORTFOLIO            -- Seeks high current income by investing in
                             investment-grade debt securities. Investment adviser is Fidelity Management & Research Company.

In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under
Section 401 of the Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing. See "Additional Information -- Potential Conflicts of Interest."

THESE PORTFOLIOS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. THERE CAN BE NO ASSURANCE, AND WE MAKE NO REPRESENTATION, THAT THE INVESTMENT PERFORMANCE OF ANY OF THE PORTFOLIOS AVAILABLE UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT PERFORMANCE OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR NAME.

PMLIC may receive compensation from the investment adviser of a fund (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the funds and their availability through the Policies. The amount of this compensation is based upon a percentage of the assets of the fund attributable to the Policies and other policies issued by PMLIC. These percentages differ, and some advisers (or affiliates) may pay us more than others.

PLEASE READ THE PORTFOLIO PROSPECTUSES TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS. KEEP THESE PROSPECTUSES FOR FUTURE REFERENCE.

THE POLICY
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PURCHASING A POLICY

To purchase a Policy, you must submit a completed application and an initial premium to us at our Service Center. You may also send the application and initial premium to us through any licensed life insurance agent who is appointed by PMLIC and who is also a registered representative of 1717 Capital Management Company ("1717"), the principal underwriter for the Policy (as well as for other variable life policies), or a registered representative of a broker-dealer having a selling agreement with 1717, or a registered representative of a broker-dealer having a selling agreement with these broker-dealers.

The minimum initial face amount is $50,000 for all premium classes except preferred, and $100,000 for the preferred premium class.

Generally, the Policy is available for insureds between issue ages 1-85. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

WHEN INSURANCE COVERAGE TAKES EFFECT

Full insurance coverage under the Policy will take effect only if the proposed insured is alive and in the same condition of health as described in the application when we deliver the Policy to you, and if the minimum initial premium has been paid.

TEMPORARY INSURANCE COVERAGE. Before full insurance coverage takes effect, you may receive temporary insurance coverage, subject to our underwriting rules and Policy conditions, if:

     1. You answer "no" to the health questions in the temporary insurance agreement; and

     2.  You pay the minimum initial premium when the application is signed.

Temporary insurance coverage shall not exceed the lesser of:

     1.  The face amount applied for, including term insurance riders; or

     2.  $500,000.

If we do not approve your application, we will make a full refund of the initial premium paid with the application.

If insurance does not take effect under these conditions, then no insurance shall take effect unless a Policy is delivered to and accepted by the applicant, and the minimum initial premium is paid before any change in the insurability of any proposed insured since the date of application.

Temporary life insurance coverage is void if the application contains any material misrepresentation. Benefits will also be denied if any proposed insured commits suicide.

Temporary life insurance coverage terminates automatically, and without notice, on the earliest of:

     -- 5 days from the date we mail you notification of termination of coverage; or

     -- the date that full insurance coverage takes effect under the Policy; or

     -- the date a policy, other than the Policy applied for, is offered to you;
        or

     -- the 90th day from the date of the temporary agreement.

FULL INSURANCE COVERAGE. Once we determine that the insured meets our underwriting requirements, full insurance coverage begins, we issue the Policy, and we begin to deduct monthly charges from your policy account value. This date is the policy issue date.

CANCELING A POLICY (FREE LOOK RIGHT)

INITIAL FREE LOOK. You may cancel a Policy during the free look period by providing written notice of cancellation and returning the Policy to us or to the agent who sold it. The free look period begins when you receive the Policy and generally expires upon the later of: (1) 10 days after you receive the Policy; or (2) 45 days after you signed Part I of the application. This period will be longer if required by state law. If you decide to cancel the Policy during the free look period, we will treat the Policy as if we never issued it.

Within 7 days after we receive the returned Policy, we will refund an amount equal to the sum of:

     1. The policy account value as of the date we receive the returned Policy, plus

     2.  Any premium expense charges deducted from premiums paid, plus

     3.  Any monthly deductions charged against the policy account value, plus

     4. An amount reflecting other charges deducted (directly or indirectly) under the Policy.

The free look period may be longer in some states and, where state law requires, the refund will equal all payments you made (less any partial withdrawals and indebtedness).

FREE LOOK FOR INCREASE IN FACE AMOUNT. A free look period also begins if you request an increase in face amount. You may cancel an increase in face amount until the later of: (1) 10 days after you receive the new Policy Schedule pages reflecting the increase; or (2) 45 days after you signed the application for the increase. If you exercise this right, all monthly deductions attributable to the increase plus the face amount increase charge will be credited to the Subaccounts and the Guaranteed Account in the same proportion as they were deducted, unless you request a refund of this amount.

OWNERSHIP RIGHTS

The Policy belongs to the owner named in the application. While the insured is living, the owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured or the owner is changed thereafter. If the owner is not the insured and dies before the insured, ownership of the Policy will pass to the owner's estate, unless a contingent owner has been designated. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

The owner may exercise certain rights described below.

SELECTING AND CHANGING THE
BENEFICIARY                   --  You designate the beneficiary (the person to
                                  receive the insurance proceeds when the
                                  insured dies) in the application.

                              -- You may designate more than one beneficiary. If you designate more than one beneficiary, then each beneficiary that survives the insured shares equally in any insurance proceeds unless the beneficiary designation states otherwise.

                              -- If there is not a designated beneficiary surviving at the insured's death, we will pay the insurance proceeds in a lump sum to the insured's estate.

                              -- You can change the beneficiary by providing us with written notice while the insured is living.

                              -- The change is effective as of the date you complete and sign the written notice, regardless of whether the insured is living when we receive the notice.

                              -- We are not liable for any payment or other actions we take before we receive your written notice.

                              --  A beneficiary generally may not pledge,
                                  commute, or otherwise encumber or alienate
                                  payments under the Policy before they are due.
--------------------------------------------------------------------------------

CHANGING THE OWNER            --  You may change the owner by providing a
                                  written notice to us at any time while the insured is alive.

                              -- The change is effective as of the date you complete and sign the written notice, regardless of whether the insured is living when we receive the request.

                              -- We are not liable for any payment or other actions we take before we receive your written notice.

                              -- Changing the owner does not automatically change the beneficiary or the insured.

                              -- Changing the owner may have tax consequences. You should consult a tax adviser before changing the owner.
--------------------------------------------------------------------------------

ASSIGNING THE POLICY          --  You may assign Policy rights while the insured
                                  is alive by submitting written notice to us.

                              --  Your interests and the interests of any
                                  beneficiary or other person will be subject to any assignment.

                              -- You retain any ownership rights that are not assigned.

                              --  Assignments are subject to any policy loan.

                              --  We are not:

                                  - bound by any assignment unless we receive a
                                    written notice of the assignment;

                                  - responsible for the validity of any
                                    assignment or determining the extent of an assignee's interest; or

                                  - liable for any payment we make before we
                                    receive written notice of the assignment.

                              --  Assigning the Policy may have tax
                                  consequences. See "Federal Tax
                                  Considerations -- Tax Treatment of Policy
                                  Benefits."

PREMIUMS
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MINIMUM INITIAL PREMIUM.  The minimum initial premium is due on or before the date the Policy is delivered. No insurance will take effect until the minimum initial premium is paid, and the health and other conditions of the insured described in the application must not have changed.

PREMIUM FLEXIBILITY. When you apply for a Policy, you will elect to pay premiums on a quarterly, semiannual, or annual basis (planned periodic premiums). We will then send you a premium reminder notice as each payment becomes "due." However, you do not have to pay premiums according to any schedule. You have flexibility to determine the frequency and the amount of the premiums you pay, and you can change the planned periodic premium schedule at any time. If you are submitting a premium payment pursuant to a premium reminder notice, the address for payment will be enclosed with the notice. You may also send your premium payments to our Service Center. If you have an outstanding policy loan, we will credit all payments you send to us as loan repayments unless you provide written notice for the payments to be applied as premium payments. (For New York residents, we will credit all payments you send to us as premium payments unless you provide written notice for the payments to be applied as loan repayments.) You may also choose to have premium payments automatically deducted monthly from your bank account or other source under the automatic payment plan. Payment of the planned periodic premiums does not guarantee that the Policy will remain in force. See "Policy Lapse and Reinstatement."

You may not pay any premiums after the Policy's final policy date. You may not pay premiums less than $20, and we reserve the right to increase this minimum to an amount not exceeding $500 upon 90 days written notice to you. We have the right to limit or refund any premium or portion of a premium if:

     1. The premium would disqualify the Policy as a life insurance contract under the Code;

     2. The amount you pay is less than the minimum dollar amount allowed (currently $20); or

     3. The premium would increase the net amount at risk (unless you provide us with satisfactory evidence of insurability).

You can stop paying premiums at any time and your Policy will continue in force until the earlier of the final policy date, or the date when either: (1) the insured dies; (2) the grace period ends without a sufficient payment (see "Policy Lapse and Reinstatement"); or (3) we receive your written notice requesting a surrender of the Policy.

MINIMUM GUARANTEE PREMIUM. The minimum guarantee premium is the monthly premium amount necessary to guarantee insurance coverage during the first 5 policy years. Your Policy's specifications page will show a minimum guarantee premium amount for your Policy, which is based on the insured's issue age, sex, premium class, face amount, and riders. The minimum guarantee premium will increase if you increase the face amount or add supplemental benefits to your Policy. The minimum guarantee premium will decrease for any supplemental benefit you decrease or discontinue. The minimum guarantee premium will not decrease if you decrease the face amount. See "Death Benefit -- Changing the Face Amount."

PREMIUM LIMITATIONS. The Code provides for exclusion of the death benefit from a beneficiary's gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. We have established procedures to monitor whether aggregate premiums paid under a Policy exceed those limits. If a premium is paid which would result in total premiums exceeding these limits, we will accept only that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will notify you of available options with regard to the excess premium. If a satisfactory arrangement is not made, we will refund this excess to you. If total premiums do exceed the maximum premium limitations established by the Code, however, the excess of a Policy's death benefit over the Policy's cash surrender value (i.e., the policy account value less any surrender charges or additional surrender charges) should still be excludable from gross income.

The maximum premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes which affect the amount of the death benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations.

TAX-FREE EXCHANGES (1035 EXCHANGES). We may accept as part of your initial premium, money from another life insurance contract that qualified for a tax-free exchange under Section 1035 of the Code, contingent upon receipt of the cash from that contract. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

ALLOCATING PREMIUMS

When you apply for a Policy, you must instruct us in the application to allocate your net premium to one or more Subaccounts of the Separate Account and/or to the Guaranteed Account according to the following rules:

      -- Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.

      -- We will allocate the net premium as of the date we receive it at our Service Center according to your current premium allocation instructions.

      -- You can change the allocation instructions for additional net premiums without charge by providing us with written notice. Any change in allocation instructions will be effective on the date we record the change.

Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of these Subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

Certain states require us to refund all payments (less any partial withdrawals and indebtedness) in the event you cancel the Policy during the free look period. See "Canceling a Policy (Free Look Right)." In those states, we will allocate to the Money Market Subaccount any premiums you request be allocated to Subaccount(s) which are received at our Service Center within 15 days from the later of: (1) the policy issue date; or (2) the date we receive the minimum initial premium. After this 15-day period ends, the value in the Money Market Subaccount is allocated among the Subaccounts as indicated in the application. We invest all net premiums paid thereafter based on the allocation percentages then in effect.

POLICY ACCOUNT VALUES
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POLICY ACCOUNT VALUE

The policy account value serves as the starting point for calculating values under a Policy.

POLICY ACCOUNT VALUE:         --  equals the sum of all values in the Guaranteed
                                  Account, the Loan Account, and in each
                                  Subaccount;
                              --  is determined first on the policy date and
                                  then on each valuation day; and
                              --  has no guaranteed minimum amount and may be
                                  more or less than premiums paid.

NET CASH SURRENDER VALUE

The net cash surrender value is the amount we pay to you when you surrender your Policy. We determine the net cash surrender value at the end of the valuation period when we receive your written surrender request.

NET CASH SURRENDER VALUE AT
THE END OF ANY VALUATION
DAY EQUALS:                   --  the policy account value as of such date;
                                  MINUS
                              --  any surrender charge or additional surrender
                                  charge as of such date; MINUS
                              --  any outstanding indebtedness.

SUBACCOUNT VALUE

At the end of any valuation period, the Subaccount value is equal to the number of units in the Subaccount multiplied by the unit value of that Subaccount.

THE NUMBER OF UNITS IN ANY
SUBACCOUNT AT THE END OF
ANY VALUATION DAY EQUALS:     --  the initial units purchased at the unit value
                                  on the policy issue date; PLUS
                              --  units purchased with additional net premiums;
                                  PLUS
                              --  units purchased with special policy account
                                  value credit (see "Policy Account
                                  Values -- Special Policy Account Value
                                  Credit"); PLUS
                              --  units purchased via transfers from another
                                  Subaccount, the Guaranteed Account, or the Loan Account; MINUS
                              --  units redeemed to pay for monthly deductions;
                                  MINUS
                              --  units redeemed to pay for partial withdrawals;
                                  MINUS
                              --  units redeemed as part of a transfer to
                                  another Subaccount, the Guaranteed Account, or the Loan Account.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the valuation period.

UNIT VALUE

We determine a unit value for each Subaccount to reflect how investment performance affects the policy account value. Unit values will vary among Subaccounts. The unit value may increase or decrease from one valuation period to the next.

THE UNIT VALUE OF ANY
SUBACCOUNT AT THE END OF
ANY VALUATION DAY EQUALS:     --  the unit value of the Subaccount on the
                                  immediately preceding valuation day;
                                  MULTIPLIED BY
                              --  the net investment factor for that Subaccount
                                  on that valuation day.

THE NET INVESTMENT FACTOR:    --  measures the investment performance of a
                                  Subaccount from one valuation period to the next;
                              --  increases to reflect investment income and
                                  capital gains (realized and unrealized) for the shares of the underlying portfolio; and
                              --  decreases to reflect any capital losses
                                  (realized and unrealized) for the shares of the underlying portfolio, as well as the mortality and expense risk charge.

GUARANTEED ACCOUNT VALUE

On the policy issue date, the Guaranteed Account value is equal to the net premiums allocated to the Guaranteed Account, less the portion of the first monthly deduction taken from the Guaranteed Account.

THE GUARANTEED ACCOUNT
VALUE AT THE END OF ANY
VALUATION DAY IS EQUAL TO:    --  the net premium(s) allocated to the Guaranteed
                                  Account; PLUS
                              --  any amounts transferred to the Guaranteed
                                  Account (including amounts transferred from the Loan Account); PLUS
                              --  interest credited to the Guaranteed Account;
                                  MINUS
                              --  amounts deducted to pay for monthly
                                  deductions; MINUS
                              --  amounts withdrawn from the Guaranteed Account;
                                  MINUS
                              --  amounts transferred from the Guaranteed
                                  Account to a Subaccount or to the Loan
                                  Account.

Interest will be credited to the Guaranteed Account on each policy processing day as follows:

     -- for amounts in the Guaranteed Account for the entire policy month -- interest will be credited from the beginning to the end of the policy month

     -- for amounts allocated to the Guaranteed Account during the prior policy month -- interest will be credited from the date the net premium or loan repayment is allocated to the end of the policy month

     -- for amounts transferred to the Guaranteed Account during the prior policy month -- interest will be credited from the date of the transfer to the end of the policy month

     -- for amounts deducted or withdrawn from the Guaranteed Account during the prior policy month - - interest will be credited from the beginning of the prior policy month to the date of deduction or withdrawal

SPECIAL POLICY ACCOUNT VALUE CREDIT

The special policy account value credit is an amount added to the policy account value in the Subaccounts on each policy processing day, either: (1) after the Policy has been in force for at least 15 years; or (2) when the policy account value less the Loan Account value equals or exceeds $100,000.

SPECIAL POLICY ACCOUNT VALUE CREDIT   --  0.03% MULTIPLIED BY
IS EQUAL TO:                          --  the policy account value in the Subaccounts.

The special policy account value credit is intended to offset a portion of the mortality and expense risk charge.

CHARGES AND DEDUCTIONS
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We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

SERVICES AND BENEFITS WE PROVIDE:     --  the death benefit, cash, and loan benefits under the Policy
                                      --  investment options, including premium allocations
                                      --  administration of elective options
                                      --  the distribution of reports to owners
COSTS AND EXPENSES WE INCUR:          --  costs associated with processing and underwriting
                                          applications, and with issuing and administering the Policy
                                          (including any riders)
                                      --  overhead and other expenses for providing services and benefits
                                      --  sales and marketing expenses
                                      --  other costs of doing business, such as collecting
                                          premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local
                                          premium and other taxes and fees
RISK WE ASSUME:                       --  that the cost of insurance charges we may deduct are
                                          insufficient to meet our actual claims because insureds die sooner than we estimate
                                      --  that the costs of providing the services and benefits
                                          under the Policies exceed the charges we deduct

PREMIUM EXPENSE CHARGE

Prior to allocation of net premium, we deduct a premium expense charge from each premium to compensate us for distribution expenses and certain taxes. We credit the remaining amount (the net premium) to your policy account value according to your allocation instructions. The premium expense charge consists of:

     1. Premium Tax Charge: for state and local premium taxes based on the rate for the insured's residence at the time the premium is paid. Premium taxes vary from state to state but range from 0% to 4%. No premium tax charge is deducted in jurisdictions that impose no premium tax.

     2. Percent of Premium Charge: equal to 1.5% of each premium payment to compensate us partially for Federal taxes and the cost of selling the Policy. We may increase this charge to a maximum of 3% of each premium payment.

MONTHLY DEDUCTION

We deduct a monthly deduction from the policy account value on the policy date and on each policy processing day to compensate us for administrative expenses and for the Policy's insurance coverage. We will make deductions from each Subaccount and the Guaranteed Account in accordance with the allocation percentage for monthly deductions you chose at the time of application, or as later changed by written notice. If we cannot make a monthly deduction on this basis, we will make deductions on a pro rata basis (i.e., in the same proportion that the value in each Subaccount and the Guaranteed Account bears to the unloaned policy account value on the policy processing day). Because portions of the monthly deduction (such as the cost of insurance) can vary from month-to-month, the monthly deduction will also vary.

If the policy date is set prior to the policy issue date, a monthly deduction will accrue on the policy date and on each policy processing day until the policy issue date. On the policy issue date, these accrued monthly deductions will be deducted from the policy account value. The maximum amount deducted on the policy issue date will equal the sum of 6 monthly deductions. We will then deduct a monthly deduction from the policy account value on each policy processing day thereafter as described above.

The monthly deduction has 4 components:

     -- the cost of insurance charge

     -- the monthly administrative charge

     -- the initial administrative charge (for the first 12 policy processing days)

     -- charges for any riders (as specified in the applicable rider(s))

COST OF INSURANCE. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The charge depends on a number of variables (issue age, sex, premium class, policy year, and face amount) that would cause it to vary from Policy to Policy and from policy processing day to policy processing day. Your Policy's specifications page indicates the guaranteed cost of insurance charge applicable to your Policy.

COST OF      The cost of insurance charge is equal to:
INSURANCE    -- the monthly cost of insurance rate; MULTIPLIED BY
CHARGE       -- the net amount at risk for your Policy on the policy
                processing day.

             The net amount at risk is equal to:

              -- the death benefit on the policy processing day; MINUS
              -- the policy account value on the policy processing day.

We calculate the cost of insurance charge separately for the initial face amount and for any increase in face amount. If we approve an increase in your Policy's face amount, then a different premium class (and a different cost of insurance charge) may apply to the increase, based on the insured's circumstances at the time of the increase. If, however, the death benefit is the policy account value times the specified percentage, the rate for the premium class for the initial face amount will be used for the amount of the death benefit in excess of the total face amount.

The cost of insurance charge is determined in a similar manner for any Additional Insurance Benefit rider coverage amount and for any increase in rider coverage amount. Generally, the current cost of insurance rates for this rider are lower than the current cost of insurance rates on the Policy's net amount at risk. The guaranteed cost of insurance rates under the rider are substantially the same as the guaranteed cost of insurance rates on the Policy's net amount at risk. See "Other Policy Information -- Supplemental Benefits and Riders."

Net Amount at Risk. We also calculate the net amount at risk separately for the initial face amount and for any increase in face amount. In determining the net amount at risk for each increment of face amount, the policy account value is first considered part of the initial face amount. If the policy account value exceeds the initial face amount, it is then considered as part of any increases in face amount in the order these increases took effect.

Cost of insurance rates. We base the cost of insurance rates on the insured's attained age, sex, premium class, number of full years the insurance has been in force, and the face amount. The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. The rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Table and the insured's attained age, sex, and premium class. For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the maximum cost of insurance charge depends only on the insured's attained age, premium class, and the 1980 Commissioner's Standard Ordinary Mortality Table NB and SB. Any change in the cost of insurance rates will apply to all persons of the same attained age, sex, premium class, and number of full years insurance has been in force.

Premium class. The premium class of the insured will affect the cost of insurance rates. We currently place insureds into standard classes and classes with extra ratings, which reflect higher mortality risks.

      -- In an otherwise identical Policy, an insured in the standard class will have a lower cost of insurance than an insured in a class with extra ratings.

      -- The standard premium class is divided into 3 categories: smoker, nonsmoker, and preferred.

          - The preferred premium class is only available if the face amount equals or exceeds $100,000.

          - Nonsmoking insureds will generally incur lower cost of insurance rates than insureds who are classified as smokers in the same premium class. The nonsmoker designation is not available for insureds under attained age 21, but shortly before an insured attains age 21, we will notify the insured about possible classification as a nonsmoker and will send the insured an application for change in premium class. If the insured does not qualify as a nonsmoker or does not return the application, cost of insurance rates will remain as shown in the Policy. However, if the insured returns the application and qualifies as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.

          - Preferred insureds will generally incur lower cost of insurance rates than insureds who are classified as nonsmokers.

MONTHLY ADMINISTRATIVE CHARGE. Each month we deduct a $7.50 monthly administrative charge to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. This charge may be increased but will not exceed $12 per month.

INITIAL ADMINISTRATIVE CHARGE. On the first 12 policy processing days, we deduct a $5.00 initial administrative charge for policy issue costs.

CHARGES FOR RIDERS. The monthly deduction includes charges for any supplemental insurance benefits you add to your Policy by rider. See "Other Policy Information -- Supplemental Benefits and Riders."

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge from each Subaccount (but not the Guaranteed Account) to compensate us for certain mortality and expense risks we assume. The mortality risk is that an insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

This charge is equal to:

      --  the assets in each Subaccount, MULTIPLIED BY

      -- 0.002055%, which is the daily portion of the annual mortality and expense risk charge rate of 0.75% during all policy years.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We may increase this charge to a maximum annual rate of 0.90%. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.

In certain situations, a portion of the mortality and expense risk charge may be offset by the special policy account value credit. See "Policy Account
Value -- Special Policy Account Value Credit."

SURRENDER CHARGES AND ADDITIONAL SURRENDER CHARGES

Surrender charges and additional surrender charges are deducted to compensate us partially for the cost of administering, issuing, and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records, and Policy issue. We do not expect surrender charges and additional surrender charges to cover all of these costs. To the extent that they do not, we will cover the short-fall from our general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

SURRENDER CHARGE. If your Policy lapses or you fully surrender your Policy during the first 12 policy years, we deduct a surrender charge from your policy account value and pay the remaining amount (less any outstanding indebtedness) to you. The payment you receive is called the net cash surrender value. This surrender charge does not apply to partial withdrawals.

The surrender charge consists of:

     1. Deferred Administrative Charge: the charge described in the table below less any deferred administrative charge previously paid at the time of a decrease in face amount.

                                                              CHARGE PER $1,000
POLICY YEAR(S)                                                 OF FACE AMOUNT
--------------                                                -----------------
1-6.........................................................        $4.90
7...........................................................        $4.20
8...........................................................        $3.50
9...........................................................        $2.80
10..........................................................        $2.10
11..........................................................        $1.40
12..........................................................        $0.70
13+.........................................................        $ -0-

     2. Deferred Sales Charge: this charge equals the lesser of a or b (less any deferred sales charge previously paid at the time of a prior decrease in face amount), where:

        a = 35% of all premiums paid to the date of surrender or lapse; or

        b = the following percentage of target premium:

                                                                  % OF TARGET
                                                                PREMIUM FOR THE
POLICY YEAR(S)                                                INITIAL FACE AMOUNT
--------------                                                -------------------
1-6.........................................................           70%
7...........................................................           60%
8...........................................................           50%
9...........................................................           40%
10..........................................................           30%
11..........................................................           20%
12..........................................................           10%
13+.........................................................            0%

ADDITIONAL SURRENDER CHARGE. Within 12 years after the effective date of an increase in face amount, we deduct an additional surrender charge if you surrender the Policy or it lapses.

The additional surrender charge consists of:

     1. Additional Deferred Administrative Charge: the charge described in the table below less any additional deferred administrative charge previously paid at the time of a decrease in face amount.

                                                              CHARGE PER $1,000
12-MONTH PERIOD BEGINNING WITH                                FOR EACH INCREASE
THE EFFECTIVE DATE OF EACH INCREASE                            IN FACE AMOUNT
-----------------------------------                           -----------------
1-6.........................................................        $4.90
7...........................................................        $4.20
8...........................................................        $3.50
9...........................................................        $2.80
10..........................................................        $2.10
11..........................................................        $1.40
12..........................................................        $0.70
13+.........................................................        $ -0-

     2. Additional Deferred Sales Charge: this charge equals the lesser of A or B (less any additional deferred sales charge for this increase previously paid at the time of a decrease in face amount), where:

        a = 35% of premiums allocated to the increase in face amount; or

        b = the following percentage of target premium:

                                                                             % OF TARGET PREMIUM
                                                                              FOR EACH INCREASE
NUMBER OF YEARS FOLLOWING THE EFFECTIVE DATE OF THE INCREASE IN FACE AMOUNT    IN FACE AMOUNT
---------------------------------------------------------------------------  -------------------
1-6................................................................                  70%
7..................................................................                  60%
8..................................................................                  50%
9..................................................................                  40%
10.................................................................                  30%
11.................................................................                  20%
12.................................................................                  10%
13+................................................................                   0%

DECREASE IN FACE AMOUNT. In the event of a decrease in face amount before the end of the 12th policy year or within 12 years after an increase in face amount, we deduct a charge that is a portion of the surrender charge and/or additional surrender charge.

     -- If there have been no increases in face amount, we determine this portion by dividing the amount of the decrease by the current face amount and multiplying the result by the surrender charge and/or additional surrender charge.

     -- If more than one surrender charge and/or additional surrender charge is in effect because of one or more increases in face amount, we apply the surrender charge and/or additional surrender charge in the following order: (1) the most recent increase, followed by (2) the next most recent increases in succession, and (3) the initial face amount.

     -- Where a decrease causes a partial reduction in an increase or in the initial face amount, we will deduct a proportionate share of the surrender charge or additional surrender charge for that increase or for the initial face amount.

     -- We will deduct the surrender charge and/or additional surrender charge applicable to the decrease from the policy account value and the remaining surrender charge and/or additional surrender charge will be reduced by the amount deducted.

     -- We will deduct the surrender charge and/or additional surrender charge from the Subaccounts and the Guaranteed Account based on the proportion that the values in the Subaccounts and the Guaranteed Account bear to the total unloaned policy account value.

The surrender charge, additional surrender charge, and target premium vary based on the insured's attained age, sex, premium class, and initial face amount. The maximum target premium for any Policy is $54 per $1,000 of face amount. Your Policy's specifications page indicates the surrender charges, additional surrender charges, and target premium applicable to your Policy.

THE SURRENDER CHARGE AND ADDITIONAL SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THESE CHARGES BEFORE YOU REQUEST A SURRENDER OR DECREASE IN FACE AMOUNT. Under some circumstances the level of surrender charges and additional surrender charges might result in no net cash surrender value available.

FACE AMOUNT INCREASE CHARGE

If you increase the face amount, we will deduct a charge of $60 plus $0.50 per $1,000 face amount increase (but not greater than $750) from the policy account value on the effective date of this increase. This charge will be deducted from the Subaccounts and the Guaranteed Account based on the allocation schedule for monthly deductions in effect at the time of the increase. We deduct this charge to compensate us for administrative expenses incurred in connection with the increase, including medical exams, review of the application for the increase, underwriting decisions, application processing, and changing Policy records and the Policy. We may increase this charge to a maximum of $60 plus $3.00 per $1,000 face amount increase. We do not guarantee a $750 limit if we increase this charge.

PARTIAL WITHDRAWAL CHARGE

After the first policy year, you may request a partial withdrawal from your policy account value. For each partial withdrawal, we will deduct a $25 fee from the remaining policy account value. This charge is to compensate us for administrative costs in generating the withdrawn payment and in making all calculations which may be required because of the partial withdrawal.

TRANSFER CHARGE

We currently allow you to make 12 transfers among the Subaccounts or the Guaranteed Account each policy year with no additional charge.

      -- We deduct $25 for the 13th and each additional transfer made during a policy year to compensate us for the costs of processing these transfers.

      -- For purposes of assessing the transfer charge, we consider each telephone or written request to be one transfer, regardless of the number of Subaccounts (or Guaranteed Account) affected by the transfer.

      --  We deduct the transfer charge from the amount being transferred.

      -- Transfers due to dollar cost averaging, automatic asset rebalancing, loans, the exchange privilege, the special transfer right, change in Subaccount investment policy, or the initial reallocation of account values from the Money Market Subaccount do NOT count as transfers for the purpose of assessing this charge.

PORTFOLIO EXPENSES

The value of the net assets of each Subaccount reflects the management fees and other expenses incurred by the corresponding portfolio in which the Subaccount invests. For further information, consult the portfolios' prospectuses and the Annual Portfolio Operating Expenses table included in the summary of this prospectus.

DEATH BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INSURANCE PROCEEDS

As long as the Policy is in force, we will pay the insurance proceeds to the beneficiary once we receive satisfactory proof of the insured's death. We may require you to return the Policy. We will pay the insurance proceeds in a lump sum or under a settlement option. If the beneficiary dies before the insured, we will pay the insurance proceeds in a lump sum to the insured's estate. See "Death Benefit -- Settlement Options" and "Other Policy Information -- Payment of Policy Benefits."

INSURANCE PROCEEDS EQUAL:             -- the death benefit (described below); PLUS
                                      -- any additional insurance provided by rider; MINUS
                                      -- any unpaid monthly deductions; MINUS
                                      -- any outstanding indebtedness.

If all or part of the insurance proceeds are paid in one sum, we will pay interest on this sum at the annual rate of 3% or any higher rate as required by applicable state law from the date of the insured's death to the date we make payment.

An increase in the face amount will increase the death benefit, and a decrease in the face amount will decrease the death benefit.

We may further adjust the amount of the insurance proceeds under certain circumstances. See "Other Policy Information -- Our Right to Contest the Policy," and "Other Policy Information -- Misstatement of Age or Sex."

DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: Option A and Option B. We calculate the amount available under each death benefit option as of the date of the insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's net cash surrender value. See "Policy Lapse and Reinstatement."

The Death Benefit                     --   the face amount; OR
under OPTION A is the greater of:     --   the policy account value (determined on the valuation day on or next following the date of the insured's death)
                                           multiplied by the applicable percentage listed in the table below.
The Death Benefit under OPTION B is   --   the face amount PLUS the policy account value (determined on
the greater of:                            the valuation day on or next following the date of the
                                           insured's death); OR
                                      --   the policy account value (determined on the valuation day on or next following the date of the insured's death)
                                           multiplied by the applicable percentage listed in the table below.

ATTAINED AGE  PERCENTAGE   ATTAINED AGE    PERCENTAGE
------------  ----------   ------------    ----------
40 and under     250%           60            130%
     45          215%           65            120%
     50          185%           70            115%
     55          150%      75 through 90      105%
                           95 through 99      100%

For attained ages not shown, the percentages decrease pro rata for each full year.

WHICH DEATH BENEFIT OPTION TO CHOOSE. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose

Option B. If you are satisfied with the amount of the insured's existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy account value, you should choose Option A.

The amount of the death benefit may vary with the policy account value.

     -- Under Option A, the death benefit will vary with the policy account value whenever the policy account value multiplied by the applicable percentage is greater than the face amount.

     -- Under Option B, the death benefit will always vary with the policy account value.

CHANGING DEATH BENEFIT OPTIONS

After the first policy year or 12 months after a face amount increase, you may change death benefit options without evidence of insurability and with no additional charge while the Policy is in force. Changing the death benefit option may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.

     -- You must submit a written request for any change in death benefit options.

     -- We may require you to return your Policy to make a change.

     -- The effective date of the change in death benefit option will be the policy processing day on or following the date when we approve your request for a change.

If you change from OPTION A TO OPTION B:

     -- We will first decrease the face amount (beginning with the most recent increase, then the next most recent increases in succession, and then the initial face amount) and then any applicable rider coverage amounts by the policy account value on the effective date of the change.

     -- The death benefit will NOT change on the effective date of the change.

     -- The net amount at risk will generally remain level. This means there will be a relative increase in the cost of insurance charges over time because the net amount at risk will remain level rather than decrease as the policy account value increases (unless the death benefit is based on the applicable percentage of policy account value).

     -- If the face amount or applicable rider coverage amount would be reduced to less than the minimum initial face amount or minimum amount in which the Policy or applicable rider could be issued, then we will not allow the change in death benefit option.

If you change from OPTION B TO OPTION A:

     -- The face amount will be increased by the policy account value on the effective date of the change.

     -- The death benefit will NOT change on the effective date of the change.

     -- Unless the death benefit is based on the applicable percentage of policy account value, if the policy account value increases, the net amount at risk will decrease over time, thereby reducing the cost of insurance charge.

CHANGING THE FACE AMOUNT

You select the face amount when you apply for the Policy. After the first policy year, you may change the face amount subject to the conditions described below. We may require you to return your Policy to make a change. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. However, changing the face amount may have tax consequences and you should consult a tax adviser before doing so.

     INCREASING THE FACE AMOUNT

         -- You may increase the face amount by submitting a written application and providing evidence of insurability satisfactory to us at our Service Center.

         -- On the effective date of an increase, and taking the increase into account, the net cash surrender value must be equal to the monthly deductions then due and the charge for the increase. If not, the increase will not occur until you pay sufficient additional premium to increase the net cash surrender value.

         -- An increase will be effective on the policy processing day on or next following the date we approve your application, provided we have received any premium necessary to make the change.

         --  We apply a face amount increase charge.

         --  The minimum increase is $25,000.

         -- You may not increase the face amount after the insured's attained age 75 or if the face amount was increased during the prior 12-month period.

         -- Increasing the face amount during the first 5 policy years or purchasing the Guaranteed Minimum Death Benefit rider will increase your minimum guarantee premium.

         -- Each increase in face amount will begin a 12-year period during which an additional surrender charges will apply if you surrender the Policy.

         -- The total net amount at risk will be affected, which will increase the monthly cost of insurance charges.

         -- A different cost of insurance charge may apply to the increase in face amount, based on the insured's circumstances at the time of the increase.

We use a special method to allocate a portion of the existing policy account value to an increase in face amount and to allocate subsequent premium payments between the initial face amount and the increase. We allocate the policy account value according to the ratio between the guideline annual premium for the initial face amount and the guideline annual premium for the total face amount on the effective date of the increase (before any deductions are made). We allocate premium payments made on or after the effective date of the increase between the initial face amount and the increase using the same ratio as is used to allocate the policy account value. In the event that there is more than one increase in face amount, guideline annual premiums for each increment of face amount are used to allocate policy account values and subsequent premium payments among the various increments of face amounts.

     DECREASING THE FACE AMOUNT

         -- You must submit a written request to decrease the face amount, but you may not decrease the face amount below the minimum initial face amount. The decrease must be for at least $25,000.

         -- A decrease is not allowed for 12 months following an increase in face amount.

         -- Any decrease will be effective on the policy processing day on or next following the date we approve your request.

         -- Decreasing the face amount may result in a surrender charge and/or additional surrender charge, which will reduce policy account value.

         -- A decrease in face amount generally will decrease the net amount at risk, which will decrease the cost of insurance charges. For purposes of determining the cost of insurance charge and any surrender charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the initial face amount.

         -- We will not allow a decrease in face amount if this decrease would cause the Policy to no longer qualify as life insurance under the Code.

         -- Decreasing the face amount will not affect the minimum guarantee premium, unless you have elected the Guaranteed Minimum Death Benefit rider.

SETTLEMENT OPTIONS

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Service Center. See "Other Policy Information -- Payment of Policy Benefits."

ACCELERATED DEATH BENEFIT

Under the Accelerated Death Benefit rider, you may receive an accelerated payment of part of the Policy's death benefit when one of the following two events occurs:

     1. TERMINAL ILLNESS. The insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months; OR

     2. PERMANENT CONFINEMENT TO A NURSING CARE FACILITY. The insured has been confined to a nursing care facility for 180 days and is expected to remain in such a facility for the remainder of his or her life.

There is no additional charge for this rider. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid. See "Other Policy
Information -- Supplemental Benefits and Riders."

SURRENDERS AND PARTIAL WITHDRAWALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS

You may request to surrender your Policy for its net cash surrender value as calculated at the end of the valuation day when we receive your request, subject to the following conditions:

      -- You must complete and sign our surrender form and send it to us at our Service Center. You may obtain the surrender form by calling us at
          (800) 688-5177.

      -- The insured must be alive and the Policy must be in force when you make your request, and the request must be made before the final policy date. We may require that you return the Policy.

      -- If you surrender your Policy during the first 12 policy years (or during the first 12 years after an increase in the face amount), you will incur a surrender charge. See "Charges and Deductions -- Surrender Charges and Additional Surrender Charges."

      -- Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

      -- We will pay the net cash surrender value to you in a lump sum within 7 days after we receive your completed, signed surrender form unless you request other arrangements.

      --  A surrender may have tax consequences. See "Federal Tax
          Considerations -- Tax Treatment of Policy Benefits."

PARTIAL WITHDRAWALS

After the first policy year, you may make a written request to withdraw part of the net cash surrender value subject to the following conditions:

     -- You must request at least $1,500.

     -- For each partial withdrawal, we deduct a $25 fee from the remaining policy account value. See "Charges and Deductions -- Partial Withdrawal Charge."

     -- The insured must be alive and the Policy must be in force when you make your request, and this request must be made before the final policy date.

     -- You can specify the Subaccount(s) and Guaranteed Account from which to make the partial withdrawal. Otherwise, we will deduct the amount (including any fee) from the Subaccounts and the Guaranteed Account on a pro-rata basis (that is, based on the proportion that each Subaccount value and the Guaranteed Account value bears to the unloaned policy account value).

     -- You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below the minimum face amount.

     -- If Death Benefit Option A is in effect, we will reduce the face amount by the amount of the partial withdrawal (including the partial withdrawal fee). Any decrease in face amount due to a partial withdrawal will first reduce the most recent increase in face amount, then the next most recent increases in succession, and lastly, the initial face amount.

     -- If you purchased an Additional Insurance Benefit rider, partial withdrawals first decrease the Policy's face amount (beginning with the most recent increase, then the next most recent increases in succession, and then the initial face amount) and then the rider coverage amount.

     -- We will process the partial withdrawal at the unit values next determined after we receive your request.

     -- We generally will pay a partial withdrawal request within 7 days after the valuation day when we receive the request.

     -- A partial withdrawal can affect the face amount, death benefit, and net amount at risk (which is used to calculate the cost of insurance charge (see "Charges and Deductions -- Monthly Deduction")).

     -- If a partial withdrawal would cause the Policy to fail to qualify as life insurance under the Code, we will not allow the partial withdrawal.

     -- Partial withdrawals may have tax consequences. See "Federal Tax
        Considerations -- Tax Treatment of Policy Benefits."

TRANSFERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You may make transfers between and among the Subaccounts and the Guaranteed Account. We determine the amount you have available for transfers at the end of the valuation period when we receive your written request. The following features apply to transfers under the Policy:

     -- You must transfer at least $1,000, or the total value in the Subaccount or Guaranteed Account, if less.

     -- We deduct a $25 charge from the amount transferred for the 13th and each additional transfer in a policy year. Transfers due to dollar cost averaging, automatic asset rebalancing, loans, the exchange privilege, the special transfer right, change in Subaccount investment policy, or the initial reallocation of account values from the Money Market Subaccount do NOT count as transfers for the purpose of assessing the transfer charge. See "Transfers -- Dollar Cost Averaging," "Transfers -- Automatic Asset Rebalancing," and "Other Policy Information -- Additional Transfer Rights."

     -- We consider each telephone or written request to be a single transfer, regardless of the number of Subaccounts (or Guaranteed Account) involved.

     -- We process transfers based on unit values determined at the end of the valuation day when we receive your transfer request. The corresponding portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the New York Stock Exchange (usually 4:00 p.m., Eastern time), which coincides with the end of each valuation period. Therefore, we will process any transfer request we receive after the close of the regular business session of the New York Stock Exchange, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the New York Stock Exchange.

TRANSFERS FROM THE GUARANTEED ACCOUNT. You may make one transfer out of the Guaranteed Account within 30 days prior to or following each policy anniversary. The amount transferred may not exceed 25% of the Guaranteed Account value. However, if the Guaranteed Account value is less than $1,000, the entire Guaranteed Account value may be transferred. If we receive your written request for this transfer prior to the policy anniversary, the transfer will be made as of the policy anniversary. If this request is received after the policy anniversary, the transfer will be made as of the date we receive the written request.

DOLLAR COST AVERAGING

You may elect to participate in a dollar cost averaging program in the application or by completing an election form that we receive by the beginning of the month. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Guaranteed Account over a period of time by systematically and automatically transferring, on a monthly basis, specified dollar amounts from any selected Subaccount to any other Subaccount(s) or the Guaranteed Account. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

Each month on the policy processing day, we will automatically transfer equal amounts (minimum $500) from the chosen Subaccount to your designated "target accounts" in the percentages selected. You may have multiple target accounts.

To participate in dollar cost averaging, you must elect a period of time and place the following minimum amount in any one Subaccount (not the Guaranteed Account):

DOLLAR COST AVERAGING PERIOD                           MINIMUM AMOUNT
----------------------------                           --------------
         6 months                                         $ 3,000
        12 months                                         $ 6,000
        18 months                                         $ 9,000
        24 months                                         $12,000
        30 months                                         $15,000
        36 months                                         $18,000

If you have elected dollar cost averaging, the program will start on the first policy processing day after the later of:

     1.  The policy date;

     2. The end of the 15-day period when premiums have been allocated to the Money Market Subaccount; or

     3. When the value of the chosen Subaccount equals or exceeds the greater of: (a) the minimum amount stated above; or (b) the amount of the first monthly transfer.

DOLLAR COST AVERAGING WILL END IF:     -- we receive your written request to cancel your
                                          participation;
                                       -- the value in the chosen Subaccount is insufficient to
                                          make the transfer;
                                       -- the specified number of transfers has been completed; or
                                       -- the Policy enters the grace period.

You will receive written notice confirming each transfer and when the program has ended. You are responsible for reviewing the confirmation to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer fee. We may modify, suspend, or discontinue the dollar cost averaging program at any time upon 30 days' written notice to you. You cannot choose dollar cost averaging if you are participating in the automatic asset rebalancing program or if a policy loan is outstanding.

AUTOMATIC ASSET REBALANCING

We also offer an automatic asset rebalancing program under which we will automatically transfer amounts quarterly or annually to maintain a particular percentage allocation among the Subaccounts. Policy account value allocated to each Subaccount will grow or decline in value at different rates. The automatic asset rebalancing program automatically reallocates the policy account value in the Subaccounts at the end of each quarterly or annual period to match your Policy's currently effective premium allocation schedule. The automatic asset rebalancing program will transfer policy account value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). Over time, this method of investing may help you buy low and sell high. The automatic asset rebalancing program does not guarantee gains, nor does it assure that you will not have losses. Policy account value in the Guaranteed Account is not available for this program.

TO PARTICIPATE IN THE AUTOMATIC ASSET  -- you must elect this feature in the application or after
REBALANCING PROGRAM:                      issue by submitting an automatic asset rebalancing request form to our Service Center; and
                                       -- you must have a minimum policy account value of $1,000.

There is no additional charge for the automatic asset rebalancing program. Any reallocation which occurs under the automatic asset rebalancing program will NOT be counted towards the 12 "free" transfers allowed during each policy year. You can end this program at any time.

AUTOMATIC ASSET REBALANCING WILL END   -- the total value in the Subaccounts is less than $1,000; or
IF:                                    -- we receive your written request to terminate the program.

We may modify, suspend, or discontinue the automatic asset rebalancing program at any time. You cannot choose automatic asset rebalancing if you are participating in the dollar cost averaging program.

LOANS
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While the Policy is in force, you may submit a written request to borrow money from us using the Policy as the only collateral for the loan. You may increase your risk of lapse if you take a loan. A loan that is taken from, or secured by, a Policy may have tax consequences.

LOAN CONDITIONS:

      --   The MINIMUM LOAN you may take is $500.

      -- The MAXIMUM LOAN you may take is the net cash surrender value on the date of the loan.

      -- To secure the loan, we transfer an amount as collateral to the Loan Account. This amount is equal to the amount of the loan (adjusted by the earned interest rate and the charged interest rate to the next policy anniversary). You may request that we transfer this amount from specific Subaccounts, but may not request that we transfer this amount from the Guaranteed Account. However, if you do not specify any specific Subaccounts, we will transfer the loan from the Subaccounts and the Guaranteed Account on a pro-rata basis based on the proportion that the values in the Subaccounts and Guaranteed Account bear to the unloaned policy account value.

      -- We charge you 6% interest per year (charged interest rate) on your loan. Interest is due and payable at the end of each policy year. Unpaid interest becomes part of the outstanding loan and accrues interest. Unpaid interest is allocated based on your written instructions. If there are no such instructions or the policy account value in the specified Subaccounts is insufficient to allow the collateral for the unpaid interest to be transferred, the interest is allocated based on the proportion that the Guaranteed Account value and the value in the Subaccounts bear to the total unloaned policy account value.

      -- Amounts in the Loan Account earn interest at an annual rate guaranteed not to be lower than 4.0% (earned interest rate). We may credit the Loan Account with an interest rate different than the rate credited to net premiums allocated to the Guaranteed Account. We currently credit 4% to amounts in the Loan Account until the 10th policy anniversary or attained age 60, whichever is later, and 5.75% annually thereafter. The tax consequences associated with loans taken from or secured by a Policy that is not a MEC are unclear when the interest earned on the loan is increased to 5.75%.

      -- We transfer earned loan interest to the Subaccounts and/or the Guaranteed Account and recalculate collateral: (a) when loan interest is paid or added to the loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. We also recalculate collateral under these situations. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid charged interest added to the loan balance) minus any loan repayments.

      -- You may repay all or part of your indebtedness at any time while the insured is alive and the Policy is in force. Upon each loan repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding loan) from the Loan Account back to the Subaccounts and/or Guaranteed Account according to the pro rata basis upon which we originally transferred the loan collateral from the Subaccounts and/or Guaranteed Account as described above. We will allocate any repayment in excess of the amount of the outstanding loan to the Subaccounts and/or the Guaranteed Account based on the amount of interest due on the portion of the outstanding loan allocated to each such account.

      -- While your loan is outstanding, we will credit all payments you send to us as loan repayments unless you provide written notice for the payments to be applied as premium payments. (For New

           York residents, we will credit all payments you send to us as premium payments unless you provide written notice for the payments to be applied as loan repayments.)

      -- We deduct any indebtedness from the policy account value upon surrender, and from the insurance proceeds payable on the insured's death.

      -- If your indebtedness causes the net cash surrender value on a policy processing day to be less than the monthly deduction due, your Policy will enter a grace period. See "Policy Lapse and Reinstatement."

      -- We normally pay the amount of the loan within 7 days after we receive a proper loan request. We may postpone payment of loans under certain conditions. See "Other Policy Information -- Payments We Make."

EFFECT OF POLICY LOANS

A loan, whether or not repaid, affects the Policy, the policy account value, the net cash surrender value, and the death benefit. The insurance proceeds and net cash surrender value include reductions for the amount of any indebtedness. Repaying a loan causes the death benefit and net cash surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Guaranteed Account. Amounts transferred from the Separate Account to the Loan Account will affect the policy account value, even if the loan is repaid, because we credit these amounts with an interest rate we declare rather than with a rate of return that reflects the investment performance of the Separate Account.

Accordingly, the effect on the policy account value and death benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy with an outstanding loan will be lower when the earned interest rate is less than the investment performance of assets held in the Subaccounts and interest credited to the Guaranteed Account. The longer a loan is outstanding, the greater the effect of a policy loan is likely to be.

There are risks involved in taking a loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. If the Policy is a MEC, then a loan will be treated as a partial withdrawal for Federal income tax purposes. A loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. See "Policy Lapse and Reinstatement." In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the loan will be treated as a "prohibited transaction" subject to certain penalties unless additional ERISA requirements are satisfied. The owner of such a Policy should seek competent advice before requesting a policy loan.

POLICY LAPSE AND REINSTATEMENT
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LAPSE

Your Policy may enter a 61-day grace period and possibly lapse (terminate without value) if the net cash surrender value is not enough to pay the monthly deduction and other charges. If you have taken a loan, then your Policy also will enter a grace period (and possibly lapse) whenever your indebtedness reduces the net cash surrender value to zero.

Your Policy will NOT lapse:

     1. During the first 5 policy years, if you pay premiums (less any indebtedness and partial withdrawals) in excess of the minimum guarantee premium;

     2. If you purchase a Guaranteed Minimum Death Benefit rider and meet certain conditions (see "Other Policy Information -- Supplemental Benefits and Riders"); or

     3. If you make a payment equal to 3 monthly deductions before the end of the grace period.

If your Policy enters a grace period, we will mail a notice to your last known address and to any assignee of record. The 61-day grace period begins on the date of the notice. The notice will indicate that the payment amount of 3 monthly deductions is required and will also indicate the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits. You may reinstate a lapsed Policy if you meet certain requirements. If the insured dies during the grace period, we will pay the insurance proceeds.

REINSTATEMENT

Unless you have surrendered your Policy, you may reinstate a lapsed Policy at any time while the insured is alive and within 3 years after the end of the grace period (and prior to the final policy date) by submitting all of the following items to us at our Service Center:

     1.  A written notice requesting reinstatement;

     2.  Evidence of insurability we deem satisfactory; and

     3. Payment of sufficient premium to keep the Policy in force for at least 3 months.

The effective date of reinstatement will be the first policy processing day on or next following the date we approve your application for reinstatement. The reinstated Policy will have the same policy date as it had prior to the lapse. Upon reinstatement, the policy account value will be based upon the premium paid to reinstate the Policy.

FEDERAL TAX CONSIDERATIONS
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The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. PLEASE CONSULT COUNSEL OR OTHER QUALIFIED TAX ADVISERS FOR MORE COMPLETE INFORMATION. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY. A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts. The manner in which these requirements are to be applied to certain features of the Policy are not directly addressed by the Code, and there is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy should satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, there is, however, some uncertainty about the application of these requirements to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with these requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the Separate Account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility to allocate premiums and policy account values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over Separate Account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the Separate Account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state, and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. You should consult a tax adviser on these consequences.

Generally, you will not be deemed to be in constructive receipt of the policy account value until there is a distribution. In addition, if you elect the accelerated death benefit, the tax consequences associated with continuing the Policy after a distribution is made are unclear. Please consult a tax adviser on these consequences. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC. Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance contracts are classified as MECs and receive less favorable tax treatment than other life insurance contracts. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first 7 policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. A reduction in the death benefit at any time below the lowest level of death benefit payable during the first seven Policy years could cause the Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax adviser to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

      -- All distributions other than death benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the unloaned policy account value immediately before the distribution plus prior distributions over the owner's total investment in the Policy at that time. They will be treated as tax-free recovery of the owner's investment in the Policy only after all such excess has been distributed. "Total investment in the Policy" means the aggregate amount of any premiums or other considerations paid for a Policy, plus any previously taxed distributions.

      -- Loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.

      -- A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

If a Policy becomes a MEC, distributions that occur during the policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within 2 years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT
CONTRACTS. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, there is some uncertainty as to the tax treatment of amounts in the Loan Account after the later of the 10th policy anniversary or attained age 60 under a Policy that is not a MEC. You should consult a tax adviser on this point.

Finally, neither distributions from nor loans from (or secured by) a Policy that is not a MEC are subject to the 10% additional tax.

DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

MULTIPLE POLICIES. All MECs that we issue (and that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.

OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer, and other tax consequences depend on the individual circumstances of each Policy owner or beneficiary. The tax consequences of continuing the Policy beyond the insured's attained age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's attained age 100.

POSSIBLE TAX LAW CHANGES. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Policy.

OTHER POLICY INFORMATION
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PAYMENT OF POLICY BENEFITS

BENEFIT PAYABLE ON FINAL POLICY DATE. If the insured is living on the final policy date (at insured's attained age 100), we will pay you the policy account value less any indebtedness and any unpaid monthly deductions. Insurance coverage under the Policy will then end. Payment will generally be made within 7 days of the final policy date. You may elect to continue the Policy beyond insured's attained age 100 under the Final Policy Date Extension rider.

INSURANCE PROCEEDS. Insurance proceeds will ordinarily be paid to the beneficiary within 7 days after we receive proof of the insured's death and all other requirements are satisfied, including receipt by us at our Service Center of all required documents. Generally, we determine the amount of a payment from the Separate Account as of the date of death. We pay insurance proceeds in a single sum unless you have selected an alternative settlement option. If insurance proceeds are paid in a single sum, we pay interest at an annual rate of 3% (unless we declare a higher rate) on the insurance proceeds from the date of death until payment is made.

SETTLEMENT OPTIONS. In lieu of a single sum payment on death, surrender, or maturity, you may elect one of the following settlement options. Payment under these settlement options will not be affected by the investment performance of any Subaccounts after proceeds are applied.

     -- Proceeds at Interest Option. Proceeds are left on deposit to accumulate with us with interest payable at 12, 6, 3, or 1 month intervals.

     -- Installments of a Specified Amount Option. Proceeds are payable in equal installments of the amount elected at 12, 6, 3, or l month intervals, until proceeds applied under the option and interest on the unpaid balance and any additional interest are exhausted.

     -- Installments for a Specified Period Option. Proceeds are payable in a number of equal monthly installments. Alternatively, the installments may be paid at 12, 6, or 3 month intervals. Payments may be increased by additional interest which would increase the installments certain.

     -- Life Income Option. Proceeds are payable in equal monthly installments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the option are exhausted.

     -- Joint and Survivor Life Income Option. Proceeds are payable in equal monthly installments, with a number of installments certain, during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months.

A guaranteed interest rate of 3% per year applies to all settlement options. We may declare additional rates of interest in our sole discretion. See "Death Benefit -- Insurance Proceeds" and the Policy for more details.

THE POLICY

The Policy, application(s), policy schedule pages, and any riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

TELEPHONE REQUESTS

We may accept telephone instructions from you or an authorized third party regarding transfers, dollar cost averaging, automatic asset rebalancing, loans, and exercise of the special transfer right, subject to the following conditions:

     -- You must complete and sign our telephone request form and send it to us.
        You also may authorize us in the application or by written notice to act upon transfer instructions given by telephone.

     -- You may designate in the telephone request form a third party to act on your behalf in making telephone requests.

     -- We will employ reasonable procedures to confirm that telephone instructions are genuine.

     -- If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss. If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

     -- These procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

     -- We reserve the right to suspend telephone instructions at any time for any class of policies for any reason.

OUR RIGHT TO CONTEST THE POLICY

In issuing the Policy, we rely on all statements made by or for you and/or the insured in the application or in a supplemental application. Therefore, we may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).

However, we will not contest the Policy after the Policy has been in force during the insured's lifetime for 2 years, except for nonpayment of the minimum initial premium. Likewise, we will not contest any Policy change that requires evidence of insurability, or any reinstatement of the Policy, after such change or reinstatement has been in effect during the insured's lifetime for 2 years.

SPLIT DOLLAR ARRANGEMENTS

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., net cash surrender value or insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the net cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the net cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount which he would have been entitled to receive upon surrender of the policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our Service Center. The parties who elect to enter into a split dollar arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

SUICIDE EXCLUSION

If the insured commits suicide, while sane or insane, within 2 years of the policy issue date, the Policy will terminate and our liability will be limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals previously paid.

If the insured commits suicide, while sane or insane, within 2 years from the effective date of any change which increases the death benefit, the Policy will terminate and our liability with respect to the amount of increase will be limited to the sum of the monthly deductions for the cost of insurance attributable to the increase and the expense charge for the increase in face amount previously deducted from policy account value.

Certain states may require suicide exclusion provisions that differ from those stated here.

MISSTATEMENT OF AGE OR SEX

If the insured's age or sex was stated incorrectly in the application, we will adjust the death benefit and any benefits provided by riders to the amount that would have been payable at the correct age and sex based on the most recent monthly deduction. No adjustment will be made to the policy account value.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

     -- to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company, or the Separate Account is subject;

     -- to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

     -- to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with these laws.

PAYMENTS WE MAKE

We usually pay the amounts of any surrender, partial withdrawal, insurance proceeds, loan, or settlement options within 7 days after we receive all applicable written notices, permitted telephone requests, and/or due proofs of death. However, we can postpone these payments if:

     -- the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; OR

     -- the Securities and Exchange Commission permits, by an order, the postponement of any payment for the protection of owners; OR

     -- the Securities and Exchange Commission determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable.

We have the right to defer payment of amounts from the Guaranteed Account for up to 6 months after receipt of the written notice. We will pay interest on any payment deferred for 30 days or more at an annual rate of 3%.

If you have submitted a check or draft to our Service Center, we have the right to defer payment of surrenders, partial withdrawals, insurance proceeds, or payments under a settlement option until the check or draft has been honored.

ADDITIONAL TRANSFER RIGHTS

SPECIAL TRANSFER RIGHT

At any one time during the first 2 years following the policy issue date, you may submit written notice requesting a transfer of the entire amount in the Separate Account to the Guaranteed Account, and the allocation of all future net premiums to the Guaranteed Account. This serves as an exchange of the Policy for the equivalent of a flexible premium fixed benefit life insurance policy. We will not assess any transfer or other charges in connection with the special transfer right, and this transfer will not count toward the 12 "free" transfers permitted each policy year.

CONVERSION PRIVILEGE FOR INCREASE IN FACE AMOUNT

At any one time during the first 2 years following an increase in the Policy's face amount, you may exchange the amount of the increase for a fixed benefit permanent life insurance policy without evidence of insurability. Such an exchange may have tax consequences. Premiums under this new policy will be based on our rates in effect for the same sex, attained age, and premium class of the insured on the effective date of the increase in the face amount. The new policy will have the same face amount and policy issue date as the amount and effective date of the increase. We will refund the expense charge for the increase and the monthly deductions for the increase made on each policy processing day between the effective date of the increase to the date of conversion. We will not assess any transfer charges in connection with this conversion privilege, and this transfer will not count toward the 12 "free" transfers permitted each policy year.

CHANGE IN SUBACCOUNT INVESTMENT POLICY

If the investment policy of a Subaccount is materially changed, you may transfer the portion of the policy account value in that Subaccount to another Subaccount or to the Guaranteed Account without a transfer charge and without having the transfer count toward the 12 transfers permitted without charge during a Policy Year.

REPORTS TO OWNERS

At least once each year, we will send you a report showing the following information as of the end of the report period:

     -- the current policy account value, Guaranteed Account value, Subaccount values, and Loan Account value

     -- the current net cash surrender value

     -- the current death benefit

     -- the current amount of any indebtedness

     -- any activity since the last report (e.g., premiums paid, partial withdrawals, charges and deductions)

     -- any other information required by law

We currently send these reports quarterly. In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one Subaccount to another (excluding automatic rebalancing), the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any premiums (excluding those paid by bank draft or otherwise under the automatic payment plan).

We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports.

We will send you a semi-annual report containing the financial statements of each portfolio in which you are invested.

RECORDS

We will maintain all records relating to the Separate Account and the Guaranteed Account at our Service Center.

POLICY TERMINATION

Your Policy will terminate on the earliest of:

     -- the final policy date;

     -- the end of the grace period without a sufficient payment;

     -- the date the insured dies; or

     -- the date you surrender the Policy.

SUPPLEMENTAL BENEFITS AND RIDERS

ACCELERATED DEATH BENEFIT RIDER

If your state of residence has approved the Accelerated Death Benefit rider (the "ADB rider") and we have received satisfactory additional evidence of insurability, you may choose to add it to your Policy at issue. The terms of the ADB rider may vary from state-to-state.

Generally, the ADB rider allows you to receive an accelerated payment of part of the Policy's death benefit when one of the following two events occurs:

     1. TERMINAL ILLNESS. The insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months; OR

     2. PERMANENT CONFINEMENT TO A NURSING CARE FACILITY. The insured has been confined to a nursing care facility (as defined in the ADB rider) for at least 180 consecutive days and is expected to remain in such a facility for the remainder of his or her life.

There is no additional charge for this rider. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit amount.

TAX CONSEQUENCES OF THE ADB RIDER. The federal income tax consequences associated with adding the ADB rider or receiving the accelerated death benefit are uncertain. You should consult a tax adviser before adding the ADB rider to your Policy or requesting an accelerated death benefit.

AMOUNT OF THE ACCELERATED DEATH BENEFIT. The ADB rider provides for a minimum accelerated death benefit payment of $10,000 and a maximum benefit payment equal to 75% of the eligible death benefit (as defined below) less 25% of any indebtedness. The ADB rider also restricts the total of the accelerated death benefits paid from all life insurance policies issued to you by us and our affiliates to $250,000. We may increase this $250,000 maximum to reflect inflation.

ELIGIBLE DEATH BENEFIT MEANS:         the insurance proceeds payable under the Policy if the
                                      insured died at the time we approve a claim for an
                                      accelerated death benefit, MINUS
                                      1.  Any premium refund payable at death if the insured died at that time; and
                                      2.  Any insurance payable under the terms of any other
                                          rider.

You may submit written notice to request only one accelerated death benefit payment (except to pay premiums and policy loan interest). There are no restrictions on your use of the benefit. You may elect to receive the accelerated death benefit payment in a lump sum or in 12 or 24 equal monthly installments. If installments are elected and the insured dies before all of the payments have been made, the present value (at the time of the insured's death) of the remaining payments and the remaining insurance proceeds at death under the Policy will be paid to the beneficiary in a lump sum.

CONDITIONS FOR RECEIPT OF THE ACCELERATED DEATH BENEFIT. To receive an accelerated death benefit payment, the Policy must be in force and you must submit written notice, "due proof of eligibility," and a completed claim form to us. Due proof of eligibility means a written certification (described more fully in the ADB rider) in a form acceptable to us from a treating physician (as defined in the ADB rider) stating that the insured has a terminal illness or is expected to be permanently confined to a nursing care facility.

We may request additional medical information from the insured's physician and/or may require an independent physical examination (at our expense) before approving the claim for payment of the accelerated death benefit. We will not approve a claim for an accelerated death benefit payment if:

     1.  The Policy is assigned in whole or in part;

     2. If the terminal illness or permanent confinement to a nursing care facility is the result of intentionally self-inflicted injury; or

     3. If you are required to elect the payment in order to meet the claims of creditors or to obtain a government benefit.

OPERATION OF THE ADB RIDER. The ADB rider provides that the accelerated death benefit be made in the form of a policy loan up to the amount of the maximum loan available under the Policy at the time the claim is approved. Therefore, a request for an accelerated death benefit payment in an amount less than or equal to the maximum loan available at that time will result in a policy loan being made in the amount of the requested benefit. This policy loan operates as would any loan under the Policy. See "Loans."

To the extent that the amount of a requested accelerated death benefit payment exceeds the maximum available loan amount, the benefit will be advanced to you and a lien will be placed on the death benefit payable under the Policy (the "death benefit lien") in the amount of this excess. Under the ADB rider, interest will accrue daily, at a rate determined as described in the ADB rider, on the amount of this lien, and upon the death of the insured the amount of the lien and accrued interest thereon will be subtracted from the amount of insurance proceeds payable at death.

EFFECT ON EXISTING POLICY. The insurance proceeds otherwise payable at the time of an insured's death will be reduced by the amount of any death benefit lien and accrued interest thereon. If you make a request for a surrender, a policy loan, or a partial withdrawal, the net cash surrender value and Loan Account value will be reduced by the amount of any outstanding death benefit lien plus accrued interest. Therefore, depending upon the size of the death benefit lien, this may result in the net cash surrender value and the Loan Account value being reduced to zero.

Premiums and policy loan interest must be paid when due. However, if requested with the accelerated death benefit claim, future premiums and policy loan interest may be paid through additional accelerated death benefits. If future premiums and policy loan interest are to be paid through additional accelerated death benefits, periodic planned premiums and policy loan interest will be paid in this manner automatically.

In addition to a lapse under the applicable provisions of the Policy, the Policy will also terminate on any policy anniversary when the death benefit lien exceeds the insurance proceeds at death.

TERMINATION OF THE ADB RIDER.  The ADB rider will terminate on the earliest of:
(1) our receipt of your written notice requesting termination of the rider; (2) surrender or other termination of the Policy; or (3) the policy anniversary when the insurance proceeds payable at death on such policy anniversary is less than or equal to zero.

ADDITIONAL INSURANCE BENEFIT RIDER

The Additional Insurance Benefit rider ("AIB rider") provides an additional death benefit payable on the death of the insured without increasing the Policy's face amount. The AIB rider may not be available in all states.

The additional death benefit under the AIB rider is:

     a. the face amount plus the rider coverage amount less the Policy's death benefit (if Death Benefit Option A is in effect); or

     b. the face amount plus the rider coverage amount plus the policy account value less the death benefit (if Death Benefit Option B is in effect).

Please note the following about the AIB rider:

     -- The AIB rider may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse). The AIB rider will terminate on the earliest of: (1) our receipt of your written notice requesting termination of the rider; (2) surrender or other termination of the Policy; or (3) the policy anniversary nearest the insured's attained age 100 (80 in New York).

     -- The AIB rider has a cost of insurance charge that is deducted from the policy account value as part of the monthly deduction.

     -- If you change from Death Benefit Option A to Death Benefit Option B, we will first decrease the Policy's face amount and then the rider coverage amount by the policy account value. See "Death Benefit -- Changing Death Benefit Options."

     -- If Death Benefit Option A is in effect and you make a partial withdrawal, we will first decrease the Policy's face amount and then the rider coverage amount by the amount withdrawn (including the partial withdrawal fee). See "Surrenders and Partial Withdrawals -- Partial Withdrawals."

     -- The AIB rider has no cash or loan value.

     -- The AIB rider has no surrender charge, additional surrender charge, or premium expense charge.

        -- Since there is no surrender charge for decreasing the rider coverage amount, such a decrease may be less expensive than a decrease of the same size in the face amount of the Policy (if the face amount decrease would be subject to a surrender charge). But, continuing coverage on such an increment of Policy face amount may have a cost of insurance charge that is higher than the same increment of coverage amount under the rider. You should consult your agent before buying an AIB rider, and before deciding whether to decrease Policy face amount or AIB rider coverage amount.

     -- After the first policy year and subject to certain conditions, you may increase or decrease the rider coverage amount separately from the Policy's face amount (and the Policy's face amount may be increased or decreased without affecting the rider coverage amount).

     -- To comply with the maximum premium limitations under the Code, insurance coverage provided by an AIB rider is treated as part of the Policy's face amount (for discussion of the tax status of the Policy, see "Federal Tax Considerations").

OTHER RIDERS

In addition to the Accelerated Death Benefit rider and Additional Insurance Benefit rider, the following riders offering supplemental benefits are available under the Policy. Most of these riders are subject to age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. We deduct any monthly charges for these riders from policy account value as part of the monthly deduction. These riders (which are summarized below) provide fixed benefits that do not vary with the investment performance of the Separate Account. Your agent can help you determine whether certain of the riders are suitable for you. These riders may not be available in all states. Please contact us for further details.

     -- CHANGE OF INSURED: This rider permits you to change the insured, subject to certain conditions and evidence of insurability. The Policy's face amount will remain the same, and the monthly deduction for the cost of insurance and any other benefits provided by rider will be adjusted for the attained age and premium class of the new insured as of the effective date of the change. As the change of an insured is generally a taxable event, you should consult a tax advisor before making such a change.

     -- CHILDREN'S TERM INSURANCE: This rider provides level term insurance on each of the insured's dependent children, until the earliest of: (1) the first policy processing day after our receipt of your written notice requesting termination of the rider; (2) surrender or other termination of the Policy; (3) the child's 25th birthday; or (4) the policy anniversary nearest the insured's 65th birthday. Upon expiration of the term insurance on the life of a child and subject to certain conditions, it may be converted without evidence of insurability to a whole life policy providing a level face amount of insurance and a level premium. The face amount of the new policy may be up to 5 times the amount of the term insurance in force on the expiration date. The rider is issued to provide between $5,000 and $15,000 of term insurance on each insured child. Each insured child under this rider will have the same amount of insurance. This rider must be selected at the time of application for the Policy or upon an increase in face amount.

     -- CONVERTIBLE TERM LIFE INSURANCE: This rider provides term insurance on an additional insured ("other insured"). This rider will terminate on the earliest of: (1) our receipt of your written notice requesting termination of the rider; (2) surrender or other termination of the Policy; (3) the policy anniversary nearest the other insured's attained age 100 (80 in New York); or (4) exercise of the Policy Split Option Rider (if applicable). If the Policy is extended by the Final Policy Date Extension rider, this rider will terminate on the original final policy date. This rider and the Guaranteed Minimum Death Benefit rider may not be issued on the same Policy.

     -- DISABILITY WAIVER BENEFIT: This rider provides that in the event of the insured's total disability (as defined in the rider), which begins while the rider is in effect and which continues for at least 6 'months, we will apply a premium payment to the Policy on each policy processing day during the first 5 policy years while the insured is totally disabled (the amount of the payment will be based on the minimum annual premium). We will also waive all monthly deductions due after the commencement of and during the continuance of the total disability after the first 5 policy years. This rider terminates on the earliest of: (1) the first policy processing day after our receipt of your written notice requesting termination of the rider; (2) surrender or other termination of the Policy; or (3) the policy anniversary nearest the insured's attained age 60 (except for benefits for a disability which began before that policy anniversary).

     -- DISABILITY WAIVER OF PREMIUM BENEFIT: This rider provides that, in the event of the insured's total disability before attained age 60 and continuing for at least 180 days, we will apply a premium payment to the Policy on each policy processing day prior to insured's attained age 65 and while the insured remains totally disabled. At the time of application, a monthly benefit amount is selected by you. This amount is generally intended to reflect the amount of the premiums expected to be paid monthly. In the event of insured's total disability, the amount of the premium payment applied on each policy processing day will be the lesser of: (a) the monthly benefit amount; or (b) the monthly average of the premium payments less partial withdrawals for the Policy since its policy date. You cannot elect this rider and another disability waiver benefit rider with the same Policy.

     -- FINAL POLICY DATE EXTENSION:  This rider extends the final policy date
        20 years past the original final policy date. This benefit may be added only on or after the anniversary nearest the insured's 90th birthday. There is no additional charge for this benefit. The death benefit after the original final policy date will be the policy account value. All other riders in effect on the original final policy date will terminate on the original final policy date. Adding this benefit and/or continuing the Policy beyond the insured's attained age 100 may have tax consequences and you should consult a tax adviser before doing so.

     -- GUARANTEED MINIMUM DEATH BENEFIT: This rider provides a guarantee that, if the net cash surrender value is not sufficient to cover the monthly deductions, and the minimum guarantee premium has been paid, the Policy will not lapse prior to the end of the death benefit guarantee period (as defined in the rider). If this rider is added, the monthly deduction will be increased by $0.01 per every $1,000 of face amount in force under the Policy. The rider and the additional monthly deduction terminate on the earliest of: (1) our receipt of your written notice requesting termination of the rider; (2) surrender or other termination of the Policy; or (3) expiration of the death benefit guarantee period. This rider and the Convertible Term Life Insurance rider may not be issued on the same Policy.

PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

In order to demonstrate how the actual investment performance of the portfolios could have affected the death benefit, policy account value, and net cash surrender value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

The values we illustrate for death benefit, policy account value, and net cash surrender value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account and the portfolios. We have not deducted premium taxes or charges for any riders. These charges would lower the performance figures significantly if reflected.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALE OF THE POLICIES

The Policy will be sold by individuals who are licensed as our life insurance agents and appointed by us and who are also registered representatives of 1717, or registered representatives of a broker-dealer having a selling agreement with 1717, or registered representatives of a broker-dealer having a selling agreement with these broker-dealers. 1717 is located at Christiana Executive Campus, P.O. Box 15626, Wilmington, Delaware 19850, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. 1717 was organized under the laws of Pennsylvania on January 22, 1969 as an indirect wholly owned subsidiary of PMLIC. 1717 retains no compensation as principal underwriter of the Policies. We decide the insurance underwriting, the determination of premium class, and whether to accept or reject an application. 1717 also may reject an application if the Policy applied for is unsuitable.

During the first policy year, the maximum sales commission payable to our agents or other registered representatives will be approximately 50% of premiums paid up to a specified amount, and 2% of premiums paid in excess of that amount. During policy years 2 through 10, the maximum sales commission will not be more than 5% of premiums paid, and after policy year 10, the maximum sales commission will be 2% of premiums paid. Further, for each premium received within 10 years following an increase in face amount, a commission on that premium will be paid up to the specified amount for the increase in each year; the commission will be calculated using the commission rates for the corresponding policy year. Expense allowances and bonuses may also be paid, and agents may receive annual renewal compensation of up to 0.25% of the unloaned policy account value. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, 1717 may reimburse certain sales and marketing expenses or pay other forms of special compensation to selling broker-dealers. Agents may be required to return first year commission (less the deferred sales charge) if the Policy is not continued through the first policy year.

POTENTIAL CONFLICTS OF INTEREST

In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither we nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a portfolio's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the portfolio as an investment option under the Policies or replacing the portfolio with another portfolio.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the Separate Account, including, among others, the right to:

     1. Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;

     2. Transfer assets supporting the Policies from one Subaccount to another or from the Separate Account to another separate account;

     3. Combine the Separate Account with other separate accounts, and/or create new separate accounts;

     4. Deregister the Separate Account under the Investment Company Act of 1940, or operate the Separate Account as a management investment company under the Investment Company Act of 1940, or as any other form permitted by law; and

     5.  Modify the provisions of the Policy to comply with applicable law.

We will not make any such changes without receiving any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

STANDARD & POOR'S

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by PMLIC and the Market Street Fund, Inc. ("Market Street"). Neither the Policy nor the Equity 500 Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").

S&P makes no representation or warranty, express or implied, to the owners of the Policy and the Equity 500 Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Policy and the Equity 500 Index Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to PMLIC and Market Street is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to PMLIC, Market Street, the Policy, or the Equity 500 Index Portfolio. S&P has no obligation to take the needs of PMLIC, Market Street, or the owners of the Policy or the Equity 500 Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the Equity 500 Index Portfolio or the timing of the issuance or sale of the Policy or the Equity 500 Index Portfolio or in the determination or calculation of the equation by which the Policy or the Equity 500 Index Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy or the Equity 500 Index Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PMLIC, MARKET STREET, OWNERS OF THE POLICY AND THE EQUITY 500 INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code. For EBS Policies, the maximum mortality rates used to determine the monthly cost of insurance charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these tables, mortality rates are the same for male and female insureds of a particular attained age and premium class. See "Charges and Deductions -- Monthly Deduction." Illustrations reflecting the premiums and charges for EBS Policies will be provided upon request to purchasers of these Policies. There is no provision for misstatement of sex in the EBS Policies. Also, the rates used to determine the amount payable under a particular settlement option will be the same for male and female insureds. See "Death Benefit -- Settlement Options."

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies offered by this prospectus other than Policies issued in states which require "unisex" policies (currently Montana) and EBS Policies, are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.

VOTING PORTFOLIO SHARES

Even though we are the legal owner of the portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as owners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of policy account value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations, or interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, under certain circumstances we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to owners advising you of the action and the reasons we took this action.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. James G. Potter, Jr., General Counsel of PMLIC, has provided advice on certain matters relating to the laws of Pennsylvania regarding the Policies and our issuance of the Policies.

LEGAL PROCEEDINGS

PMLIC and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, PMLIC believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on them or the Separate Account.

EXPERTS

The Financial Statements have been included in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Actuarial matters included in the prospectus have been examined by Scott V. Carney, FSA, MAAA, Vice President and Actuary of PMLIC, as stated in his opinion filed as an exhibit to the Registration Statement.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account appear at the end of this prospectus. Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

ADDITIONAL INFORMATION ABOUT THE COMPANY

We are a mutual life insurance company chartered by the Commonwealth of Pennsylvania in 1865. We are subject to regulation by the Insurance Department of the Commonwealth of Pennsylvania, as well as by the insurance departments of all other states and jurisdictions in which we do business. We are engaged in the business of issuing life insurance policies and annuity contracts, and we are currently licensed to do business in 50 states and the District of Columbia. Our Service Center is located at 300 Continental Drive, Newark, Delaware 19713.

We submit annual statements on our operations and finances to insurance officials in all states and jurisdictions in which we do business. We have filed the Policy described in this prospectus with insurance officials in those jurisdictions in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies.

PMLIC'S EXECUTIVE OFFICERS AND DIRECTORS

We are governed by a board of directors. The following tables set forth the name, address, and principal occupation during the past 5 years of each of our executive officers and directors. Unless otherwise noted, each person's address is Provident Mutual Life Insurance Company, 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312.

                        OFFICERS AND DIRECTORS OF PMLIC

           NAME AND POSITION                  PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
           -----------------                  -----------------------------------------------
Robert W. Kloss                          1996 to present -- President and Chief Executive Officer
  Director, Chairman, President and      of PMLIC; 1994-1996 -- President and Chief Operating
  Chief Executive Officer..............  Officer of PMLIC.

Edward R. Book
  Director.............................  1995 to present -- Past-President and Consultant of Travel
  305 Windmere Drive, #221               Industry Association of America; 1996-1997 -- President of
  State College, PA 16801                USA National Tourism Organization, Inc.

Dorothy M. Brown
  Director.............................  1999 to present -- Educational Consultant of The Kaludis
  16 Meredith Road                       Consulting Group; 1998-1999 -- Interim President of
  Wynnewood, PA 19096                    Allegheny University; 1994-1998 -- Educational Consultant
                                         of The Kaludis Consulting Group.

Robert J. Casale
  Director.............................  1997 to present -- Executive Consultant of Automatic Data
  Brokerage Ins. Svcs. Group             Processing, Inc.; 1988-1997 -- Group President/Brokerage
  2 Journal Square                       Information Services Group of Automatic Data Processing
  Jersey City, NJ 07306                  Inc.

Nicholas DeBenedictis
  Director.............................  1993 to present -- Chairman of Philadelphia Suburban
  231 Golf View Road                     Corporation.
  Ardmore, PA 19003

Philip C. Herr, II
  Director.............................  1961 to present -- Partner of Herr, Potts & Herr.
  Herr, Potts & Herr
  Strafford Office Building,
  Building #4
  175 Strafford Avenue, Suite 314
  Wayne, PA 19087

J. Richard Jones
  Director.............................  1998 to present -- Executive Managing Director
  1800 JFK Boulevard                     Insignia/ESG Jackson-Cross; 1981-1998 -- President and
  10th Floor                             Chief Executive Officer of Jackson-Cross Company.
  Philadelphia, PA 19103

John P. Neafsey
  Director.............................  1993 to present -- President of JN Associates.
  13 Valley Road
  So. Norwalk, CT 06854

Charles L. Orr
  Director.............................  1993 to present -- President and Chief Executive Officer
  Shaklee Corporation                    of Shaklee Corporation.
  4747 Willow Road
  Pleasonton, CA 94588

           NAME AND POSITION                  PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
           -----------------                  -----------------------------------------------
Harold A. Sorgenti
  Director.............................  1997 to present -- General Partner at Sorgenti, Investment
  Mellon Center, Suite 1313              Partners; 1998 to present -- Chairman & CEO, SpecChem
  1735 Market Street                     International Holdings, LLC; 1991-1997 -- Partner of The
  Philadelphia, PA 19103                 Freedom Group Partnership.

Alan F. Hinkle
  Executive Vice President
  and Chief Actuary....................  1996 to present -- Executive Vice President and Chief
                                         Actuary of PMLIC; 1974-1996 -- Vice President and
                                         Individual Actuary.

James G. Potter, Jr.
  Executive Vice President,
  General Counsel and Secretary........  1997 to present -- Executive Vice President, General
                                         Counsel & Secretary of PMLIC; 1989-1997 -- Chief Legal
                                         Officer of Prudential Banks.

Joan C. Tucker*
  Executive Vice President,
  Corporate Operations.................  1996 to present -- Executive Vice President, Corporate
                                         Operations at PMLIC; 1996 -- Senior Vice President,
                                         Insurance Operations of PMLIC; 1993 -- 1996 -- Vice
                                         President Individual Insurance Operations at PMLIC.

Mary Lynn Finelli
  Executive Vice President
  and Chief Financial Officer..........  1996 to present -- Executive Vice President and Chief
                                         Financial Officer of PMLIC; 1986-1996 -- Vice President
                                         and Controller of PMLIC.

Mehran Assadi*
  Executive Vice President
  and Chief Information Officer........  1998 to present -- Executive Vice President and Chief
                                         Information Officer of PMLIC; 1982-1998 -- Vice President,
                                         Technology and Business Development at St. Paul Company.

Linda M. Springer
  Vice President and Controller........  1996 to present -- Vice President and Controller of PMLIC;
                                         1995-1996 -- Assistant Vice President and Actuary of
                                         PMLIC; 1992-1995 -- Actuary of PMLIC.

Rosanne Gatta
  Vice President and Treasurer.........  1994 to present -- Vice President and Treasurer of PMLIC;
                                         1985-1994 -- Assistant Vice President and Treasurer of
                                         PMLIC.

* The address is 300 Continental Drive, Newark, Delaware 19713.

We hold the Separate Account's assets physically segregated and apart from the general account. We maintain records of all purchases and sale of portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $10 million per occurrence and $20 million in the aggregate covering our officers and employees has been issued by Reliance Insurance Company.

                              FINANCIAL STATEMENTS

The financial statements of PMLIC included herein should be distinguished from the financial statements of the Separate Accounts and should be considered only as bearing upon the ability of PMLIC to meet its obligations under the Policies.

                         INDEX TO FINANCIAL STATEMENTS

Provident Mutual Variable Growth Separate Account, Provident
  Mutual Variable Money Market Separate Account, Provident
  Mutual Variable Bond Separate Account, Provident Mutual
  Variable Zero Coupon Bond Separate Account, Provident
  Mutual Variable Aggressive Growth Separate Account,
  Provident Mutual Variable International Separate Account
  and Provident Mutual Variable Separate Account.
     Report of Independent Accountants......................   F-2
     Statements of Assets and Liabilities, December 31,
      1999..................................................   F-3
     Statements of Operations for the Years Ended December
      31, 1999, 1998 and 1997...............................   F-9
     Statements of Changes in Net Assets for the Years Ended
      December 31, 1999, 1998, and 1997.....................  F-26
     Notes to Financial Statements..........................  F-43
Provident Mutual Life Insurance Company and Subsidiaries
     Report of Independent Accountants......................  F-66
     Consolidated Statements of Financial Condition,
      December 31, 1999 and 1998............................  F-67
     Consolidated Statements of Operations for the Years
      Ended December 31, 1999, 1998 and 1997................  F-68
     Consolidated Statements of Equity for the Years Ended
      December 31, 1999, 1998 and 1997......................  F-69
     Consolidated Statements of Cash Flows for the Years
      Ended December 31, 1999, 1998 and 1997................  F-70
     Notes to Consolidated Financial Statements.............  F-71

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Report of Independent Accountants

--------------------------------------------------------------------------------

To the Policyholders and
  Board of Directors of
Provident Mutual Life Insurance
  Company:

In our opinion, the accompanying statements of assets and liabilities of the Provident Mutual Variable Separate Accounts (Growth, Money Market, Bond, Aggressive Growth, International, Zero Coupon Bond and Variable, comprising twenty-nine subaccounts, hereafter collectively referred to as the "Separate Accounts") and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Separate Accounts at December 31, 1999, and the results of their operations and changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the management of the Separate Accounts; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 by correspondence with the transfer agents, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
February 23, 2000

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1999

--------------------------------------------------------------------------------

                                                                        MONEY                    AGGRESSIVE
                                                         GROWTH        MARKET         BOND         GROWTH      INTERNATIONAL
                                                        SEPARATE      SEPARATE      SEPARATE      SEPARATE       SEPARATE
                                                        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Market Street Fund, Inc., at
  market value:
  Growth Portfolio..................................  $221,115,498
  Money Market Portfolio............................                 $41,858,860
  Bond Portfolio....................................                               $14,883,721
  Aggressive Growth Portfolio.......................                                             $42,072,805
  International Portfolio...........................                                                            $54,503,747
Dividends receivable................................                     190,756
Receivable from Provident Mutual Life Insurance
  Company...........................................                     409,666
                                                      ------------   -----------   -----------   -----------    -----------
Total Assets........................................   221,115,498    42,459,282    14,883,721    42,072,805     54,503,747
                                                      ------------   -----------   -----------   -----------    -----------
LIABILITIES
Payable to Provident Mutual Life Insurance
  Company...........................................       129,912                      12,524
                                                      ------------   -----------   -----------   -----------    -----------
NET ASSETS..........................................  $220,985,586   $42,459,282   $14,871,197   $42,072,805    $54,503,747
                                                      ============   ===========   ===========   ===========    ===========
Held for the benefit of policyholders...............  $220,885,023   $42,386,715   $14,836,405   $41,966,719    $54,405,179
Attributable to Provident Mutual Life Insurance
  Company...........................................       100,563        72,567        34,792       106,086         98,568
                                                      ------------   -----------   -----------   -----------    -----------
                                                      $220,985,586   $42,459,282   $14,871,197   $42,072,805    $54,503,747
                                                      ============   ===========   ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1999

----------------------------------------------------------------------------------------------------------------------------
                                                                               VARIABLE SEPARATE ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                                                           ALL PRO      ALL PRO       ALL PRO      ALL PRO
                                                                          LARGE CAP    LARGE CAP     SMALL CAP    SMALL CAP
                                                             MANAGED       GROWTH        VALUE        GROWTH        VALUE
                                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Market Street Fund, Inc., at market
  value:
  Managed Portfolio......................................  $45,194,957
  All Pro Large Cap Growth Portfolio.....................                $23,637,213
  All Pro Large Cap Value Portfolio......................                              $8,881,983
  All Pro Small Cap Growth Portfolio.....................                                           $24,017,996
  All Pro Small Cap Value Portfolio......................                                                         $4,358,929
Receivable from Provident Mutual Life Insurance
  Company................................................                                                30,000
                                                           -----------   -----------   ----------   -----------   ----------
Total Assets.............................................   45,194,957    23,637,213   8,881,983     24,047,996    4,358,929
                                                           -----------   -----------   ----------   -----------   ----------
LIABILITIES
Payable to Provident Mutual Life Insurance Company.......       22,998
                                                           -----------   -----------   ----------   -----------   ----------
NET ASSETS...............................................  $45,171,959   $23,637,213   $8,881,983   $24,047,996   $4,358,929
                                                           ===========   ===========   ==========   ===========   ==========
Held for the benefit of policyholders....................  $44,973,169   $23,426,582   $8,852,507   $24,033,392   $4,314,220
Attributable to Provident Mutual Life Insurance
  Company................................................      198,790       210,631      29,476         14,604       44,709
                                                           -----------   -----------   ----------   -----------   ----------
                                                           $45,171,959   $23,637,213   $8,881,983   $24,047,996   $4,358,929
                                                           ===========   ===========   ==========   ===========   ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1999

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
ASSETS
Investment in the Stripped ("Zero") U.S. Treasury Securities
  Fund, Provident Mutual Series A, at market value:
  2006 Series...............................................    $12,679,934
Receivable from Provident Mutual Life Insurance Company.....        177,781
                                                                -----------
NET ASSETS..................................................    $12,857,715
                                                                ===========
Held for the benefit of policyholders.......................    $12,824,111
Attributable to Provident Mutual Life Insurance Company.....         33,604
                                                                -----------
                                                                $12,857,715
                                                                ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1999

--------------------------------------------------------------------------------

                                                                         VARIABLE SEPARATE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
                                              FIDELITY                     FIDELITY                    FIDELITY
                                              EQUITY-        FIDELITY        HIGH        FIDELITY        ASSET        FIDELITY
                                               INCOME         GROWTH        INCOME       OVERSEAS       MANAGER      INDEX 500
                                             SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance
  Products Fund, at market value:
  Equity-Income Portfolio.................  $135,091,899
  Growth Portfolio........................                 $265,591,852
  High Income Portfolio...................                                $19,236,941
  Overseas Portfolio......................                                              $55,439,486
Investment in the Variable Insurance
  Products Fund II, at market value:
  Asset Manager Portfolio.................                                                            $56,956,582
  Index 500 Portfolio.....................                                                                          $200,805,099
                                            ------------   ------------   -----------   -----------   -----------   ------------
NET ASSETS................................  $135,091,899   $265,591,852   $19,236,941   $55,439,486   $56,956,582   $200,805,099
                                            ============   ============   ===========   ===========   ===========   ============
Held for the benefit of policyholders.....  $135,047,402   $265,485,822   $19,195,323   $55,345,164   $56,877,767   $200,739,568
Attributable to Provident Mutual Life
  Insurance Company.......................        44,497        106,030        41,618        94,322        78,815         65,531
                                            ------------   ------------   -----------   -----------   -----------   ------------
                                            $135,091,899   $265,591,852   $19,236,941   $55,439,486   $56,956,582   $200,805,099
                                            ============   ============   ===========   ===========   ===========   ============

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1999

--------------------------------------------------------------------------------

                                                                              VARIABLE SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------
                                                               FIDELITY                       NEUBERGER       NEUBERGER
                                                              INVESTMENT      FIDELITY      BERMAN LIMITED     BERMAN
                                                              GRADE BOND    CONTRAFUND(R)   MATURITY BOND     PARTNERS
                                                              SUBACCOUNT     SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance Products Fund II, at
  market value:
  Investment Grade Bond Portfolio...........................  $18,753,042
  Contrafund(R) Portfolio...................................                 $83,146,606
  Investment in the Neuberger Berman Advisers Management
    Trust, at market value:
  Limited Maturity Bond Portfolio...........................                                  $8,796,337
  Partners Portfolio........................................                                                 $29,822,548
                                                              -----------    -----------      ----------     -----------
NET ASSETS..................................................  $18,753,042    $83,146,606      $8,796,337     $29,822,548
                                                              ===========    ===========      ==========     ===========
Held for the benefit of policyholders.......................  $18,738,813    $83,106,574      $8,762,170     $29,607,435
Attributable to Provident Mutual Life Insurance Company.....      14,229          40,032          34,167         215,113
                                                              -----------    -----------      ----------     -----------
                                                              $18,753,042    $83,146,606      $8,796,337     $29,822,548
                                                              ===========    ===========      ==========     ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1999

--------------------------------------------------------------------------------

                                                                              VARIABLE SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                                                                      VAN ECK      VAN ECK         ALGER
                                                          VAN ECK       VAN ECK      WORLDWIDE    WORLDWIDE       AMERICAN
                                                         WORLDWIDE     WORLDWIDE     EMERGING        REAL          SMALL
                                                            BOND      HARD ASSETS     MARKETS       ESTATE     CAPITALIZATION
                                                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Van Eck Worldwide Insurance Trust,
  at market value:
  Van Eck Worldwide Bond Portfolio.....................  $5,843,922
  Van Eck Worldwide Hard Assets Portfolio..............               $2,743,655
  Van Eck Worldwide Emerging Markets Portfolio.........                             $19,043,358
  Van Eck Worldwide Real Estate Portfolio..............                                            $713,583
Investment in the Alger American Fund, at market value:
  Alger American Small Capitalization Portfolio........                                                         $41,231,423
                                                         ----------   ----------    -----------    --------     -----------
NET ASSETS.............................................  $5,843,922   $2,743,655    $19,043,358    $713,583     $41,231,423
                                                         ==========   ==========    ===========    ========     ===========
Held for the benefit of policyholders..................  $5,820,097   $2,709,048    $18,972,402    $682,421     $41,152,888
Attributable to Provident Mutual Life Insurance
  Company..............................................     23,825        34,607         70,956      31,162          78,535
                                                         ----------   ----------    -----------    --------     -----------
                                                         $5,843,922   $2,743,655    $19,043,358    $713,583     $41,231,423
                                                         ==========   ==========    ===========    ========     ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                           MONEY                  AGGRESSIVE
                                                             GROWTH        MARKET       BOND        GROWTH     INTERNATIONAL
                                                            SEPARATE      SEPARATE    SEPARATE     SEPARATE      SEPARATE
                                                             ACCOUNT      ACCOUNT      ACCOUNT     ACCOUNT        ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends................................................  $   778,682   $1,756,713   $ 211,268   $  202,553    $   501,072
EXPENSES
Mortality and expense risks..............................    1,443,038      256,368      96,941      255,677        317,732
Operating expense reimbursement..........................       (8,226)                  (1,010)
                                                           -----------   ----------   ---------   ----------    -----------
Total expenses...........................................    1,434,812      256,368      95,931      255,677        317,732
                                                           -----------   ----------   ---------   ----------    -----------
Net investment (loss) income.............................     (656,130)   1,500,345     115,337      (53,124)       183,340
                                                           -----------   ----------   ---------   ----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain distributions reinvested...................    4,548,806                  165,995    5,023,061      2,570,840
Net realized gain from redemption of investment shares...    8,675,587                   79,237    1,321,430        872,905
                                                           -----------   ----------   ---------   ----------    -----------
Net realized gain on investments.........................   13,224,393                  245,232    6,344,491      3,443,745
                                                           -----------   ----------   ---------   ----------    -----------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year......................................   43,642,825                  888,223    7,593,499      3,974,294
  End of year............................................   36,701,349                  (64,965)   6,812,200     12,279,992
                                                           -----------   ----------   ---------   ----------    -----------
Net unrealized (depreciation) appreciation of investments
  during the year........................................   (6,941,476)                (953,188)    (781,299)     8,305,698
                                                           -----------   ----------   ---------   ----------    -----------
Net realized and unrealized gain (loss) on investments...    6,282,917                 (707,956)   5,563,192     11,749,443
                                                           -----------   ----------   ---------   ----------    -----------
Net increase (decrease) in net assets resulting from
  operations.............................................  $ 5,626,787   $1,500,345   $(592,619)  $5,510,068    $11,932,783
                                                           ===========   ==========   =========   ==========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1999

------------------------------------------------------------------------------------------------------------------------
                                                                            VARIABLE SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------
                                                                        ALL PRO      ALL PRO      ALL PRO      ALL PRO
                                                                       LARGE CAP    LARGE CAP    SMALL CAP    SMALL CAP
                                                           MANAGED       GROWTH       VALUE        GROWTH       VALUE
                                                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..............................................  $   302,530   $     925    $  23,532                 $   6,660
EXPENSES
Mortality and expense risks............................      286,127     106,933       47,263    $  74,986       26,977
                                                         -----------   ----------   ---------    ----------   ---------
Total expenses.........................................      286,127     106,933       47,263       74,986       26,977
                                                         -----------   ----------   ---------    ----------   ---------
Net investment income (loss)...........................       16,403    (106,008)     (23,731)     (74,986)     (20,317)
                                                         -----------   ----------   ---------    ----------   ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain distributions reinvested.................    2,063,055
Net realized gain (loss) from redemption of investment
  shares...............................................    1,222,115     937,158      141,631    1,098,185     (295,056)
                                                         -----------   ----------   ---------    ----------   ---------
Net realized gain (loss) on investments................    3,285,170     937,158      141,631    1,098,185     (295,056)
                                                         -----------   ----------   ---------    ----------   ---------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year....................................    8,871,564     511,417      139,747      403,798       13,283
  End of year..........................................    5,401,466   3,039,361     (180,205)   8,930,477       12,537
                                                         -----------   ----------   ---------    ----------   ---------
Net unrealized (depreciation) appreciation of
  investments during the year..........................   (3,470,098)  2,527,944     (319,952)   8,526,679         (746)
                                                         -----------   ----------   ---------    ----------   ---------
Net realized and unrealized (loss) gain on
  investments..........................................     (184,928)  3,465,102     (178,321)   9,624,864     (295,802)
                                                         -----------   ----------   ---------    ----------   ---------
Net (decrease) increase in net assets resulting from
  operations...........................................  $  (168,525)  $3,359,094   $(202,052)   $9,549,878   $(316,119)
                                                         ===========   ==========   =========    ==========   =========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statement of Operations for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks.................................    $    86,998
Asset charge................................................         31,129
                                                                -----------
Net investment loss.........................................       (118,127)
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from redemption of investment shares......        504,592
                                                                -----------
Net realized gain on investments............................        504,592
                                                                -----------
Net unrealized appreciation (depreciation) of investments:
  Beginning of year.........................................      2,163,181
  End of year...............................................        892,107
                                                                -----------
Net unrealized depreciation of investments during the
  year......................................................     (1,271,074)
                                                                -----------
Net realized and unrealized loss on investments.............       (766,482)
                                                                -----------
Net decrease in net assets resulting from operations........    $  (884,609)
                                                                ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                        VARIABLE SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                              FIDELITY                    FIDELITY                    FIDELITY
                                               EQUITY-      FIDELITY        HIGH        FIDELITY       ASSET       FIDELITY
                                               INCOME        GROWTH        INCOME       OVERSEAS      MANAGER      INDEX 500
                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................  $ 1,814,813   $   305,785   $ 1,730,285   $   553,518   $1,677,436   $ 1,349,680
EXPENSES
Mortality and expense risks................      910,936     1,425,114       132,829       286,833     365,980      1,156,047
                                             -----------   -----------   -----------   -----------   ----------   -----------
Net investment income (loss)...............      903,877    (1,119,329)    1,597,456       266,685   1,311,456        193,633
                                             -----------   -----------   -----------   -----------   ----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.....    4,011,692    19,226,224        64,683       892,772   2,124,752        915,854
Net realized gain (loss) from redemption of
  investment shares........................    4,627,304     5,621,556      (530,612)    1,306,076     968,771      3,885,258
                                             -----------   -----------   -----------   -----------   ----------   -----------
Net realized gain (loss) on investments....    8,638,996    24,847,780      (465,929)    2,198,848   3,093,523      4,801,112
                                             -----------   -----------   -----------   -----------   ----------   -----------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year........................   23,637,997    52,781,625    (1,380,446)    1,662,167   7,302,249     35,771,600
  End of year..............................   20,802,103    96,649,271    (1,079,956)   15,070,694   8,174,749     61,065,199
                                             -----------   -----------   -----------   -----------   ----------   -----------
Net unrealized (depreciation) appreciation
  of investments during the year...........   (2,835,894)   43,867,646       300,490    13,408,527     872,500     25,293,599
                                             -----------   -----------   -----------   -----------   ----------   -----------
Net realized and unrealized gain (loss) on
  investments..............................    5,803,102    68,715,426      (165,439)   15,607,375   3,966,023     30,094,711
                                             -----------   -----------   -----------   -----------   ----------   -----------
Net increase in net assets resulting from
  operations...............................  $ 6,706,979   $67,596,097   $ 1,432,017   $15,874,060   $5,277,479   $30,288,344
                                             ===========   ===========   ===========   ===========   ==========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                              FIDELITY                     NEUBERGER     NEUBERGER      NEUBERGER      NEUBERGER
                                             INVESTMENT      FIDELITY        BERMAN       BERMAN      BERMAN LIMITED     BERMAN
                                             GRADE BOND    CONTRAFUND(R)    BALANCED      GROWTH      MATURITY BOND     PARTNERS
                                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................  $  528,797     $   237,081    $ 122,080                    $ 391,039      $  23,039
EXPENSES
Mortality and expense risks................     115,042         441,651       16,908    $    66,971        54,078        142,567
                                             -----------    -----------    ---------    -----------     ---------      ---------
Net investment income (loss)...............     413,755        (204,570)     105,172        (66,971)      336,961       (119,528)
                                             -----------    -----------    ---------    -----------     ---------      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.....     165,897       1,738,597      180,860      1,572,930                       40,068
Net realized gain (loss) from redemption of
  investment shares........................     188,073         940,747      (89,916)    (1,300,114)      (50,951)       140,214
                                             -----------    -----------    ---------    -----------     ---------      ---------
Net realized gain (loss) on investments....     353,970       2,679,344       90,944        272,816       (50,951)       180,282
                                             -----------    -----------    ---------    -----------     ---------      ---------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year........................     688,242       8,740,185      277,919        829,761        56,889         62,679
  End of year..............................    (344,879)     20,480,366                                  (167,931)      (361,993)
                                             -----------    -----------    ---------    -----------     ---------      ---------
Net unrealized (depreciation) appreciation
  of investments during the year...........  (1,033,121)     11,740,181     (277,919)      (829,761)     (224,820)      (424,672)
                                             -----------    -----------    ---------    -----------     ---------      ---------
Net realized and unrealized (loss) gain on
  investments..............................    (679,151)     14,419,525     (186,975)      (556,945)     (275,771)      (244,390)
                                             -----------    -----------    ---------    -----------     ---------      ---------
Net (decrease) increase in net assets
  resulting from operations................  $ (265,396)    $14,214,955    $ (81,803)   $  (623,916)    $  61,190      $(363,918)
                                             ===========    ===========    =========    ===========     =========      =========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                               AMERICAN                                  VAN ECK
                                              CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE      VAN ECK     ALGER AMERICAN
                                               CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING      WORLDWIDE        SMALL
                                             APPRECIATION      BOND      HARD ASSETS     MARKETS     REAL ESTATE   CAPITALIZATION
                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................                 $ 221,562    $   32,546                   $  8,422
EXPENSES
Mortality and expense risks................   $  17,307        39,696        17,883    $    69,910       3,504      $   213,671
                                              ---------     ---------    -----------   -----------    --------      -----------
Net investment (loss) income...............     (17,307)      181,866        14,663        (69,910)      4,918         (213,671)
                                              ---------     ---------    -----------   -----------    --------      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.....                    98,996                                                 3,576,725
Net realized (loss) gain from redemption of
  investment shares........................    (302,618)       (6,791)     (325,178)    (1,010,030)    (17,087)       1,130,238
                                              ---------     ---------    -----------   -----------    --------      -----------
Net realized (loss) gain on investments....    (302,618)       92,205      (325,178)    (1,010,030)    (17,087)       4,706,963
                                              ---------     ---------    -----------   -----------    --------      -----------
Net unrealized (depreciation) appreciation
  of investments:
  Beginning of year........................    (901,802)      590,559    (1,136,100)    (3,646,142)    (12,422)       1,898,815
  End of year..............................                  (184,365)     (383,792)     5,968,786     (18,916)       9,761,610
                                              ---------     ---------    -----------   -----------    --------      -----------
Net unrealized appreciation (depreciation)
  of investments during the year...........     901,802      (774,924)      752,308      9,614,928      (6,494)       7,862,795
                                              ---------     ---------    -----------   -----------    --------      -----------
Net realized and unrealized gain (loss) on
  investments..............................     599,184      (682,719)      427,130      8,604,898     (23,581)      12,569,758
                                              ---------     ---------    -----------   -----------    --------      -----------
Net increase (decrease) in net assets
  resulting from operations................   $ 581,877     $(500,853)   $  441,793    $ 8,534,988    $(18,663)     $12,356,087
                                              =========     =========    ===========   ===========    ========      ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                              MONEY                                AGGRESSIVE
                                                GROWTH        MARKET        BOND       MANAGED       GROWTH      INTERNATIONAL
                                               SEPARATE      SEPARATE     SEPARATE     SEPARATE     SEPARATE       SEPARATE
                                                ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...................................  $ 3,379,864   $1,332,049   $  820,143   $1,224,452   $   281,744    $  296,331
EXPENSES
Mortality and expense risks.................    1,369,021      176,853       95,234      243,226       251,275       296,668
Operating expense reimbursement.............       (4,864)                   (1,300)
                                              -----------   ----------   ----------   ----------   -----------    ----------
Total expenses..............................    1,364,157      176,853       93,934      243,226       251,275       296,668
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net investment income.......................    2,015,707    1,155,196      726,209      981,226        30,469          (337)
                                              -----------   ----------   ----------   ----------   -----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested......   27,569,753                     2,080    1,742,752     2,689,649     2,692,126
Net realized gain (loss) from redemption of
  investment shares.........................    3,562,099                   (13,248)     807,777     1,378,531       557,059
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net realized gain (loss) on investments.....   31,131,852                   (11,168)   2,550,529     4,068,180     3,249,185
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net unrealized appreciation of investments:
  Beginning of year.........................   49,936,122                   545,131    8,084,445     9,124,521     3,573,814
  End of year...............................   43,642,825                   888,223    8,871,564     7,593,499     3,974,294
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net unrealized appreciation (depreciation)
  of investments during the year............   (6,293,297)                  343,092      787,119    (1,531,022)      400,480
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net realized and unrealized gain on
  investments...............................   24,838,555                   331,924    3,337,648     2,537,158     3,649,665
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net increase in net assets resulting from
  operations................................  $26,854,262   $1,155,196   $1,058,133   $4,318,874   $ 2,567,627    $3,649,328
                                              ===========   ==========   ==========   ==========   ===========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------
                                                               ALL PRO      ALL PRO      ALL PRO      ALL PRO
                                                              LARGE CAP    LARGE CAP    SMALL CAP    SMALL CAP
                                                                GROWTH       VALUE        GROWTH       VALUE
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...................................................
EXPENSES
Mortality and expense risks.................................   $ 10,444     $  7,828     $  8,535     $  6,110
                                                               --------     --------     --------     --------
Total expenses..............................................     10,444        7,828        8,535        6,110
                                                               --------     --------     --------     --------
Net investment loss.........................................    (10,444)      (7,828)      (8,535)      (6,110)
                                                               --------     --------     --------     --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain distributions reinvested......................
Net realized gain (loss) from redemption of investment
  shares....................................................    114,538        1,976      (75,896)     (65,921)
                                                               --------     --------     --------     --------
Net realized gain (loss) on investments.....................    114,538        1,976      (75,896)     (65,921)
                                                               --------     --------     --------     --------
Net unrealized appreciation of investments:
  Beginning of year.........................................
  End of year...............................................    511,417      139,747      403,798       13,283
                                                               --------     --------     --------     --------
Net unrealized appreciation of investments during the
  year......................................................    511,417      139,747      403,798       13,283
                                                               --------     --------     --------     --------
Net realized and unrealized gain (loss) on investments......    625,955      141,723      327,902      (52,638)
                                                               --------     --------     --------     --------
Net increase (decrease) in net assets resulting from
  operations................................................   $615,511     $133,895     $319,367     $(58,748)
                                                               ========     ========     ========     ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statement of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks.................................     $   73,516
Asset charge................................................         26,330
                                                                 ----------
Net investment loss.........................................        (99,846)
                                                                 ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from redemption of investment shares......        570,514
                                                                 ----------
Net realized gain on investments............................        570,514
                                                                 ----------
Net unrealized appreciation of investments:
  Beginning of year.........................................      1,354,882
  End of year...............................................      2,163,181
                                                                 ----------
Net unrealized appreciation of investments during the
  year......................................................        808,299
                                                                 ----------
Net realized and unrealized gain on investments.............      1,378,813
                                                                 ----------
Net increase in net assets resulting from operations........     $1,278,967
                                                                 ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                        VARIABLE SEPARATE ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                              FIDELITY                    FIDELITY                   FIDELITY
                                               EQUITY-      FIDELITY        HIGH        FIDELITY      ASSET       FIDELITY
                                               INCOME        GROWTH        INCOME       OVERSEAS     MANAGER      INDEX 500
                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................  $ 1,342,651   $   570,939   $ 1,128,406   $ 501,316    $1,342,461   $   902,884
EXPENSES
Mortality and expense risks................      750,572       927,027       129,187     208,755      318,489        693,688
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net investment income (loss)...............      592,079      (356,088)      999,219     292,561    1,023,972        209,196
                                             -----------   -----------   -----------   ----------   ----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.....    4,778,257    14,934,573       717,008   1,477,561    4,027,382      2,091,239
Net realized gain from redemption of
  investment shares........................    2,849,171     5,521,995       132,632   1,720,249      834,620      1,946,503
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net realized gain on investments...........    7,627,428    20,456,568       849,640   3,197,810    4,862,002      4,037,742
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year........................   20,932,815    27,530,683     1,485,682   2,054,866    7,028,980     15,712,282
  End of year..............................   23,637,997    52,781,625    (1,380,446)  1,662,167    7,302,249     35,771,600
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net unrealized appreciation (depreciation)
  of investments during the year...........    2,705,182    25,250,942    (2,866,128)   (392,699)     273,269     20,059,318
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net realized and unrealized gain (loss) on
  investments..............................   10,332,610    45,707,510    (2,016,488)  2,805,111    5,135,271     24,097,060
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net increase (decrease) in net assets
  resulting from operations................  $10,924,689   $45,351,422   $(1,017,269)  $3,097,672   $6,159,243   $24,306,256
                                             ===========   ===========   ===========   ==========   ==========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                       VARIABLE SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
                                          FIDELITY                    NEUBERGER &   NEUBERGER &    NEUBERGER &     NEUBERGER &
                                         INVESTMENT     FIDELITY        BERMAN        BERMAN      BERMAN LIMITED     BERMAN
                                         GRADE BOND   CONTRAFUND(R)    BALANCED       GROWTH      MATURITY BOND     PARTNERS
                                         SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..............................   $399,467     $  185,502     $  156,692                     $277,191
EXPENSES
Mortality and expense risks............     73,292        238,056         48,283    $  192,792         36,204        $ 3,466
                                          --------     ----------     ----------    -----------      --------        -------
Net investment income (loss)...........    326,175        (52,554)       108,409      (192,792)       240,987         (3,466)
                                          --------     ----------     ----------    -----------      --------        -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain distributions
  reinvested...........................     47,394      1,364,768      1,100,579     7,126,749
Net realized gain (loss) from
  redemption of investment shares......    133,347      2,635,800       (109,169)      268,551        (32,935)        (5,901)
                                          --------     ----------     ----------    -----------      --------        -------
Net realized gain (loss) on
  investments..........................    180,741      4,000,568        991,410     7,395,300        (32,935)        (5,901)
                                          --------     ----------     ----------    -----------      --------        -------
Net unrealized appreciation of
  investments:
  Beginning of year....................    401,371      3,332,605        595,317     4,238,015         86,785
  End of year..........................    688,242      8,740,185        277,919       829,761         56,889         62,679
                                          --------     ----------     ----------    -----------      --------        -------
Net unrealized appreciation
  (depreciation) of investments during
  the year.............................    286,871      5,407,580       (317,398)   (3,408,254)       (29,896)        62,679
                                          --------     ----------     ----------    -----------      --------        -------
Net realized and unrealized gain (loss)
  on investments.......................    467,612      9,408,148        674,012     3,987,046        (62,831)        56,778
                                          --------     ----------     ----------    -----------      --------        -------
Net increase in net assets resulting
  from operations......................   $793,787     $9,355,594     $  782,421    $3,794,254       $178,156        $53,312
                                          ========     ==========     ==========    ===========      ========        =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                               AMERICAN                                  VAN ECK
                                              CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE      VAN ECK     ALGER AMERICAN
                                               CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING      WORLDWIDE        SMALL
                                             APPRECIATION      BOND      HARD ASSETS     MARKETS     REAL ESTATE   CAPITALIZATION
                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................                  $ 40,647    $   16,113    $    54,397
EXPENSES
Mortality and expense risks................  $    53,235       34,811        16,990         43,590    $  1,150       $  159,984
                                             -----------     --------    -----------   -----------    --------       ----------
Net investment income (loss)...............      (53,235)       5,836          (877)        10,807      (1,150)        (159,984)
                                             -----------     --------    -----------   -----------    --------       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.....      422,956                    395,670         48,353                    2,950,817
Net realized gain (loss) from redemption of
  investment shares........................     (698,102)      38,421      (213,306)      (421,210)     (8,482)         199,222
                                             -----------     --------    -----------   -----------    --------       ----------
Net realized gain (loss) on investments....     (275,146)      38,421       182,364       (372,857)     (8,482)       3,150,039
                                             -----------     --------    -----------   -----------    --------       ----------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year........................   (1,024,766)      61,527       (31,204)    (1,437,453)                   1,324,974
  End of year..............................     (901,802)     590,559    (1,136,100)    (3,646,142)    (12,423)       1,898,815
                                             -----------     --------    -----------   -----------    --------       ----------
Net unrealized appreciation (depreciation)
  of investments during the year...........      122,964      529,032    (1,104,896)    (2,208,689)    (12,423)         573,841
                                             -----------     --------    -----------   -----------    --------       ----------
Net realized and unrealized gain (loss) on
  investments..............................     (152,182)     567,453      (922,532)    (2,581,546)    (20,905)       3,723,880
                                             -----------     --------    -----------   -----------    --------       ----------
Net increase (decrease) in net assets
  resulting from operations................  $  (205,417)    $573,289    $ (923,409)   $(2,570,739)   $(22,055)      $3,563,896
                                             ===========     ========    ===========   ===========    ========       ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                               MONEY                                AGGRESSIVE
                                                 GROWTH        MARKET        BOND       MANAGED       GROWTH     INTERNATIONAL
                                                SEPARATE      SEPARATE     SEPARATE     SEPARATE     SEPARATE      SEPARATE
                                                 ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends....................................  $ 3,927,765   $1,265,663   $  727,891   $1,112,725   $  248,042    $  268,402
EXPENSES
Mortality and expense risks..................    1,171,607      170,118       78,010      208,655      202,951       251,580
Operating expense reimbursement..............       (3,041)         (40)      (1,390)
                                               -----------   ----------   ----------   ----------   ----------    ----------
Total expenses...............................    1,168,566      170,078       76,620      208,655      202,951       251,580
                                               -----------   ----------   ----------   ----------   ----------    ----------
Net investment income........................    2,759,199    1,095,585      651,271      904,070       45,091        16,822
                                               -----------   ----------   ----------   ----------   ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.......   19,579,907                                242,281       49,195     2,101,304
Net realized gain (loss) from redemption of
  investment shares..........................    4,127,983                    (7,292)     956,474      577,435       504,035
                                               -----------   ----------   ----------   ----------   ----------    ----------
Net realized gain (loss) on investments......   23,707,890                    (7,292)   1,198,755      626,630     2,605,339
                                               -----------   ----------   ----------   ----------   ----------    ----------
Net unrealized appreciation of investments:
  Beginning of year..........................   36,782,658                   143,144    4,034,365    4,227,761     3,295,188
  End of year................................   49,936,122                   545,131    8,084,445    9,124,521     3,573,814
                                               -----------   ----------   ----------   ----------   ----------    ----------
Net unrealized appreciation of investments
  during the year............................   13,153,464                   401,987    4,050,080    4,896,760       278,626
                                               -----------   ----------   ----------   ----------   ----------    ----------
Net realized and unrealized gain on
  investments................................   36,861,354                   394,695    5,248,835    5,523,390     2,883,965
                                               -----------   ----------   ----------   ----------   ----------    ----------
Net increase in net assets resulting from
  operations.................................  $39,620,553   $1,095,585   $1,045,966   $6,152,905   $5,568,481    $2,900,787
                                               ===========   ==========   ==========   ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statement of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks.................................     $   47,810
Asset charge................................................         17,446
                                                                 ----------
Net investment loss.........................................        (65,256)
                                                                 ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from redemption of investment shares......        240,323
                                                                 ----------
Net realized gain on investments............................        240,323
                                                                 ----------
Net unrealized appreciation of investments:
  Beginning of year.........................................        744,136
  End of year...............................................      1,354,882
                                                                 ----------
Net unrealized appreciation of investments during the
  year......................................................        610,746
                                                                 ----------
Net realized and unrealized gain on investments.............        851,069
                                                                 ----------
Net increase in net assets resulting from operations........     $  785,813
                                                                 ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                             VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                                    FIDELITY                    FIDELITY                  FIDELITY
                                                     EQUITY-      FIDELITY        HIGH       FIDELITY      ASSET       FIDELITY
                                                     INCOME        GROWTH        INCOME      OVERSEAS     MANAGER      INDEX 500
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends........................................  $ 1,044,885   $   527,324   $ 626,782    $ 290,204    $1,122,466   $   358,610
EXPENSES
Mortality and expense risks......................      533,228       649,048      80,380      144,312      255,690        355,997
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net investment income (loss).....................      511,657      (121,724)    546,402      145,892      866,776          2,613
                                                   -----------   -----------   ----------   ----------   ----------   -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
Realized gain distributions reinvested...........    5,253,449     2,887,725      77,467    1,152,021    2,815,676        727,665
Net realized gain from redemption of investment
  shares.........................................      965,614     1,224,507     123,771      156,064      391,666        814,167
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net realized gain on investments.................    6,219,063     4,112,232     201,238    1,308,085    3,207,342      1,541,832
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net unrealized appreciation of investments:
  Beginning of year..............................    9,654,194    12,974,029     471,856    1,745,917    4,535,884      4,431,677
  End of year....................................   20,932,815    27,530,683   1,485,682    2,054,866    7,028,980     15,712,282
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net unrealized appreciation of investments during
  the year.......................................   11,278,621    14,556,654   1,013,826      308,949    2,493,096     11,280,605
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net realized and unrealized gain on
  investments....................................   17,497,684    18,668,886   1,215,064    1,617,034    5,700,438     12,822,437
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net increase in net assets resulting from
  operations.....................................  $18,009,341   $18,547,162   $1,761,466   $1,762,926   $6,567,214   $12,825,050
                                                   ===========   ===========   ==========   ==========   ==========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                            VARIABLE SEPARATE ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                                      FIDELITY                    NEUBERGER    NEUBERGER       NEUBERGER
                                                     INVESTMENT     FIDELITY       & BERMAN     & BERMAN    & BERMAN LIMITED
                                                     GRADE BOND   CONTRAFUND(R)    BALANCED      GROWTH      MATURITY BOND
                                                     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..........................................   $307,980     $   64,609      $ 77,242                     $153,994
EXPENSES
Mortality and expense risks........................     43,496        116,135        36,171    $ 146,708          23,036
                                                      --------     ----------      --------    ----------       --------
Net investment income (loss).......................    264,484        (51,526)       41,071     (146,708)        130,958
                                                      --------     ----------      --------    ----------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.............                   170,752       198,255    1,531,297
Net realized gain (loss) from redemption of
  investment shares................................      2,841        199,925       106,220      611,229          (6,752)
                                                      --------     ----------      --------    ----------       --------
Net realized gain (loss) on investments............      2,841        370,677       304,475    2,142,526          (6,752)
                                                      --------     ----------      --------    ----------       --------
Net unrealized appreciation of investments:
  Beginning of year................................    155,266        477,324        71,201    1,243,267          19,157
  End of year......................................    401,371      3,332,605       595,317    4,238,015          86,785
                                                      --------     ----------      --------    ----------       --------
Net unrealized appreciation of investments during
  the year.........................................    246,105      2,855,281       524,116    2,994,748          67,628
                                                      --------     ----------      --------    ----------       --------
Net realized and unrealized gain on investments....    248,946      3,225,958       828,591    5,137,274          60,876
                                                      --------     ----------      --------    ----------       --------
Net increase in net assets resulting from
  operations.......................................   $513,430     $3,174,432      $869,662    $4,990,566       $191,834
                                                      ========     ==========      ========    ==========       ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                               VARIABLE SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
                                                           AMERICAN                                  VAN ECK
                                                          CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE    ALGER AMERICAN
                                                           CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING         SMALL
                                                         APPRECIATION      BOND      HARD ASSETS     MARKETS     CAPITALIZATION
                                                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..............................................                  $105,223     $  45,568    $     9,541
EXPENSES
Mortality and expense risks............................  $    56,416       25,359        12,555         31,122     $   90,562
                                                         -----------     --------     ---------    -----------     ----------
Net investment income (loss)...........................      (56,416)      79,864        33,013        (21,581)       (90,562)
                                                         -----------     --------     ---------    -----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain distributions reinvested.................      171,163                     33,634                       449,342
Net realized gain (loss) from redemption of investment
  shares...............................................      (90,120)      12,516        61,163         82,065         11,202
                                                         -----------     --------     ---------    -----------     ----------
Net realized gain on investments.......................       81,043       12,516        94,797         82,065        460,544
                                                         -----------     --------     ---------    -----------     ----------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year....................................     (633,726)      70,532       187,278         90,708        173,011
  End of year..........................................   (1,024,766)      61,527       (31,204)    (1,437,453)     1,324,974
                                                         -----------     --------     ---------    -----------     ----------
Net unrealized appreciation (depreciation) of
  investments during the year..........................     (391,040)      (9,005)     (218,482)    (1,528,161)     1,151,963
                                                         -----------     --------     ---------    -----------     ----------
Net realized and unrealized gain (loss) on
  investments..........................................     (309,997)       3,511      (123,685)    (1,446,096)     1,612,507
                                                         -----------     --------     ---------    -----------     ----------
Net increase (decrease) in net assets resulting from
  operations...........................................  $  (366,413)    $ 83,375     $ (90,672)   $(1,467,677)    $1,521,945
                                                         ===========     ========     =========    ===========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                          MONEY                     AGGRESSIVE
                                                           GROWTH         MARKET         BOND         GROWTH      INTERNATIONAL
                                                          SEPARATE       SEPARATE      SEPARATE      SEPARATE       SEPARATE
                                                          ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT        ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment (loss) income..........................  $   (656,130)  $  1,500,345   $   115,337   $   (53,124)   $   183,340
Net realized gain on investments......................    13,224,393                      245,232     6,344,491      3,443,745
Net unrealized (depreciation) appreciation of
  investments during the year.........................    (6,941,476)                    (953,188)     (781,299)     8,305,698
                                                        ------------   ------------   -----------   -----------    -----------
Net increase (decrease) in net assets from
  operations..........................................     5,626,787      1,500,345      (592,619)    5,510,068     11,932,783
                                                        ------------   ------------   -----------   -----------    -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...........................    25,559,470     45,254,470     2,928,215     6,725,432      7,926,796
Cost of insurance and administrative charges..........   (11,000,645)    (4,882,943)   (1,170,041)   (2,733,161)    (3,081,714)
Surrenders and forfeitures............................   (13,471,793)    (2,245,501)   (1,146,196)   (2,039,064)    (1,675,257)
Transfers between investment portfolios...............   (15,622,188)   (29,928,701)     (784,382)   (4,058,353)    (4,171,437)
Net (withdrawals) repayments due to policy loans......    (1,509,720)       (55,132)      333,554      (257,031)      (333,439)
Withdrawals due to death benefits.....................      (328,808)      (105,788)      (39,302)      (28,015)       (49,046)
                                                        ------------   ------------   -----------   -----------    -----------
Net increase (decrease) in net assets derived from
  policy transactions.................................   (16,373,684)     8,036,405       121,848    (2,390,192)    (1,384,097)
                                                        ------------   ------------   -----------   -----------    -----------
Total (decrease) increase in net assets...............   (10,746,897)     9,536,750      (470,771)    3,119,876     10,548,686
NET ASSETS
  Beginning of year...................................   231,732,483     32,922,532    15,341,968    38,952,929     43,955,061
                                                        ------------   ------------   -----------   -----------    -----------
  End of year.........................................  $220,985,586   $ 42,459,282   $14,871,197   $42,072,805    $54,503,747
                                                        ============   ============   ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1999

----------------------------------------------------------------------------------------------------------------------------
                                                                               VARIABLE SEPARATE ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                                                           ALL PRO      ALL PRO       ALL PRO      ALL PRO
                                                                          LARGE CAP    LARGE CAP     SMALL CAP    SMALL CAP
                                                             MANAGED       GROWTH        VALUE        GROWTH        VALUE
                                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).............................  $    16,403   $  (106,008)  $ (23,731)   $   (74,986)  $  (20,317)
Net realized gain (loss) on investments..................    3,285,170       937,158     141,631      1,098,185     (295,056)
Net unrealized (depreciation) appreciation of investments
  during the year........................................   (3,470,098)    2,527,944    (319,952)     8,526,679         (746)
                                                           -----------   -----------   ----------   -----------   ----------
Net (decrease) increase in net assets from operations....     (168,525)    3,359,094    (202,052)     9,549,878     (316,119)
                                                           -----------   -----------   ----------   -----------   ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums..............................    5,336,853     3,974,650   1,765,693      2,424,562    1,267,496
Cost of insurance and administrative charges.............   (2,630,602)   (1,316,182)   (580,616)      (697,076)    (343,372)
Surrenders and forfeitures...............................   (1,794,972)     (510,138)   (118,076)      (263,663)     (53,089)
Transfers between investment portfolios..................    3,744,142    14,042,452   4,604,631      8,628,255      670,018
Net withdrawals due to policy loans......................     (237,231)     (169,856)    (83,273)      (180,314)     (19,891)
Withdrawals due to death benefits........................     (110,679)      (12,140)                    (6,005)
                                                           -----------   -----------   ----------   -----------   ----------
Net increase in net assets derived from policy
  transactions...........................................    4,307,511    16,008,786   5,588,359      9,905,759    1,521,162
                                                           -----------   -----------   ----------   -----------   ----------
Capital contribution from Provident Mutual Life Insurance
  Company................................................                                                25,000
                                                           -----------   -----------   ----------   -----------   ----------
Total increase in net assets.............................    4,138,986    19,367,880   5,386,307     19,480,637    1,205,043
NET ASSETS
  Beginning of year......................................   41,032,973     4,269,333   3,495,676      4,567,359    3,153,886
                                                           -----------   -----------   ----------   -----------   ----------
  End of year............................................  $45,171,959   $23,637,213   $8,881,983   $24,047,996   $4,358,929
                                                           ===========   ===========   ==========   ===========   ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statement of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................    $  (118,127)
Net realized gain on investments............................        504,592
Net unrealized depreciation of investments during the
  year......................................................     (1,271,074)
                                                                -----------
Net decrease in net assets from operations..................       (884,609)
                                                                -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................      2,272,109
Cost of insurance and administrative charges................     (1,094,364)
Surrenders and forfeitures..................................       (276,872)
Transfers between investment portfolios.....................        288,024
Net repayments due to policy loans..........................         10,863
Withdrawals due to death benefits...........................        (16,728)
                                                                -----------
Net increase in net assets derived from policy
  transactions..............................................      1,183,032
                                                                -----------
Return of capital to Provident Mutual Life Insurance
  Company...................................................        (30,000)
                                                                -----------
Total increase in net assets................................        268,423
NET ASSETS
  Beginning of year.........................................     12,589,292
                                                                -----------
  End of year...............................................    $12,857,715
                                                                ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                               FIDELITY                     FIDELITY                    FIDELITY
                                               EQUITY-        FIDELITY        HIGH        FIDELITY        ASSET        FIDELITY
                                                INCOME         GROWTH        INCOME       OVERSEAS       MANAGER      INDEX 500
                                              SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...............  $    903,877   $ (1,119,329)  $ 1,597,456   $   266,685   $ 1,311,456   $    193,633
Net realized gain (loss) on investments....     8,638,996     24,847,780      (465,929)    2,198,848     3,093,523      4,801,112
Net unrealized (depreciation) appreciation
  of investments during the year...........    (2,835,894)    43,867,646       300,490    13,408,527       872,500     25,293,599
                                             ------------   ------------   -----------   -----------   -----------   ------------
Net increase in net assets from
  operations...............................     6,706,979     67,596,097     1,432,017    15,874,060     5,277,479     30,288,344
                                             ------------   ------------   -----------   -----------   -----------   ------------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums................    26,300,878     36,742,390     4,187,437     8,759,380     8,961,592     42,870,989
Cost of insurance and administrative
  charges..................................   (10,154,078)   (13,681,370)   (1,605,749)   (2,892,929)   (3,769,280)   (14,259,424)
Surrenders and forfeitures.................    (3,592,990)    (7,044,356)     (516,102)   (1,126,817)   (2,114,552)    (4,999,798)
Transfers between investment portfolios....    (3,881,832)    15,811,209    (3,043,663)      498,950    (1,063,797)    19,021,170
Net withdrawals due to policy loans........    (1,209,316)    (2,498,144)     (118,715)     (314,727)     (322,758)    (2,757,490)
Withdrawals due to death benefits..........      (127,564)       (73,911)       (7,992)      (54,224)     (183,435)      (144,419)
                                             ------------   ------------   -----------   -----------   -----------   ------------
Net increase in net assets derived from
  policy transactions......................     7,335,098     29,255,818    (1,104,784)    4,869,633     1,507,770     39,731,028
                                             ------------   ------------   -----------   -----------   -----------   ------------
Total increase in net assets...............    14,042,077     96,851,915       327,233    20,743,693     6,785,249     70,019,372
NET ASSETS
  Beginning of year........................   121,049,822    168,739,937    18,909,708    34,695,793    50,171,333    130,785,727
                                             ------------   ------------   -----------   -----------   -----------   ------------
  End of year..............................  $135,091,899   $265,591,852   $19,236,941   $55,439,486   $56,956,582   $200,805,099
                                             ============   ============   ===========   ===========   ===========   ============

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                         VARIABLE SEPARATE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
                                            FIDELITY                     NEUBERGER     NEUBERGER      NEUBERGER       NEUBERGER
                                           INVESTMENT      FIDELITY        BERMAN       BERMAN      BERMAN LIMITED     BERMAN
                                           GRADE BOND    CONTRAFUND(R)    BALANCED      GROWTH      MATURITY BOND     PARTNERS
                                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).............  $  413,755     $  (204,570)   $ 105,172    $   (66,971)    $  336,961     $  (119,528)
Net realized gain (loss) on
  investments............................     353,970       2,679,344       90,944        272,816        (50,951)        180,282
Net unrealized (depreciation)
  appreciation of investments during the
  year...................................  (1,033,121)     11,740,181     (277,919)      (829,761)      (224,820)       (424,672)
                                           -----------    -----------    ----------   -----------     ----------     -----------
Net (decrease) increase in net assets
  from operations........................    (265,396)     14,214,955      (81,803)      (623,916)        61,190        (363,918)
                                           -----------    -----------    ----------   -----------     ----------     -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums..............   4,032,775      17,802,373      565,791      1,959,156      2,091,724       4,323,983
Cost of insurance and administrative
  charges................................  (1,422,000)     (5,378,405)    (246,888)      (781,892)      (584,928)     (1,732,241)
Surrenders and forfeitures...............    (363,847)     (1,262,113)     (99,384)      (382,062)       (81,946)       (835,368)
Transfers between investment
  portfolios.............................   2,875,172      12,332,491    (7,607,944)  (30,210,653)       734,126      26,875,968
Net withdrawals due to policy loans......     (91,716)       (729,208)     (26,232)      (119,608)        (7,993)       (145,504)
Withdrawals due to death benefits........      (2,577)        (10,570)        (275)       (18,835)                       (21,808)
                                           -----------    -----------    ----------   -----------     ----------     -----------
Net increase (decrease) in net assets
  derived from policy transactions.......   5,027,807      22,754,568    (7,414,932)  (29,553,894)     2,150,983      28,465,030
                                           -----------    -----------    ----------   -----------     ----------     -----------
Total increase (decrease) in net
  assets.................................   4,762,411      36,969,523    (7,496,735)  (30,177,810)     2,212,173      28,101,112
NET ASSETS
  Beginning of year......................  13,990,631      46,177,083    7,496,735     30,177,810      6,584,164       1,721,436
                                           -----------    -----------    ----------   -----------     ----------     -----------
  End of year............................  $18,753,042    $83,146,606           --             --     $8,796,337     $29,822,548
                                           ===========    ===========    ==========   ===========     ==========     ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                     VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
                                          AMERICAN                                  VAN ECK      VAN ECK
                                         CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE    WORLDWIDE    ALGER AMERICAN
                                          CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING        REAL          SMALL
                                        APPRECIATION      BOND      HARD ASSETS     MARKETS       ESTATE     CAPITALIZATION
                                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment (loss) income..........  $   (17,307)   $ 181,866    $   14,663    $   (69,910)   $  4,918     $  (213,671)
Net realized (loss) gain on
  investments.........................     (302,618)      92,205      (325,178)    (1,010,030)    (17,087)      4,706,963
Net unrealized appreciation
  (depreciation) of investments during
  the year............................      901,802     (774,924)      752,308      9,614,928      (6,494)      7,862,795
                                        -----------    ----------   ----------    -----------    --------     -----------
Net increase (decrease) in net assets
  from operations.....................      581,877     (500,853)      441,793      8,534,988     (18,663)     12,356,087
                                        -----------    ----------   ----------    -----------    --------     -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...........      726,731    1,312,452       714,639      2,966,545     242,709       7,735,292
Cost of insurance and administrative
  charges.............................     (275,934)    (477,757)     (245,907)      (949,758)    (59,562)     (2,568,433)
Surrenders and forfeitures............     (114,281)    (230,911)     (400,502)      (468,935)     (2,705)       (748,345)
Transfers between investment
  portfolios..........................   (8,445,347)      59,808       175,667      2,993,928     122,944      (4,251,852)
Net withdrawals due to policy loans...      (33,028)     (22,317)      (10,258)      (256,405)    (13,070)       (271,486)
Withdrawals due to death benefits.....      (19,365)      (3,213)          (65)       (10,061)                    (14,375)
                                        -----------    ----------   ----------    -----------    --------     -----------
Net (decrease) increase in net assets
  derived from policy transactions....   (8,161,224)     638,062       233,574      4,275,314     290,316        (119,199)
                                        -----------    ----------   ----------    -----------    --------     -----------
Total (decrease) increase in net
  assets..............................   (7,579,347)     137,209       675,367     12,810,302     271,653      12,236,888
NET ASSETS
  Beginning of year...................    7,579,347    5,706,713     2,068,288      6,233,056     441,930      28,994,535
                                        -----------    ----------   ----------    -----------    --------     -----------
  End of year.........................           --    $5,843,922   $2,743,655    $19,043,358    $713,583     $41,231,423
                                        ===========    ==========   ==========    ===========    ========     ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                              MONEY                                   AGGRESSIVE
                                               GROWTH         MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                              SEPARATE       SEPARATE      SEPARATE      SEPARATE      SEPARATE       SEPARATE
                                              ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)..............  $  2,015,707   $  1,155,196   $   726,209   $   981,226   $    30,469    $      (337)
Net realized gain (loss) on investments...    31,131,852                      (11,168)    2,550,529     4,068,180      3,249,185
Net unrealized appreciation (depreciation)
  of investments during the year..........    (6,293,297)                     343,092       787,119    (1,531,022)       400,480
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets from
  operations..............................    26,854,262      1,155,196     1,058,133     4,318,874     2,567,627      3,649,328
                                            ------------   ------------   -----------   -----------   -----------    -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...............    28,487,988     42,570,677     3,219,583     5,309,169     8,253,971      9,038,100
Cost of insurance and administrative
  charges.................................   (11,790,141)    (4,378,001)   (1,242,032)   (2,278,565)   (2,885,869)    (3,272,446)
Surrenders and forfeitures................   (10,126,139)    (1,249,337)     (749,106)   (1,714,811)   (1,487,419)    (1,684,922)
Transfers between investment portfolios...    (4,250,025)   (27,362,632)     (267,299)       85,860    (1,510,108)    (1,968,516)
Net withdrawals due to policy loans.......    (3,633,955)      (704,376)      (54,451)     (593,757)     (764,231)      (536,465)
Withdrawals due to death benefits.........      (366,282)       (11,907)      (13,393)     (116,767)       (3,286)       (32,142)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
  derived from policy transactions........    (1,678,554)     8,864,424       893,302       691,129     1,603,058      1,543,609
                                            ------------   ------------   -----------   -----------   -----------    -----------
Return of capital to Provident Mutual Life
  Insurance Company.......................      (225,000)       (90,000)      (90,000)     (150,000)     (145,000)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Total increase in net assets..............    24,950,708      9,929,620     1,861,435     4,860,003     4,025,685      5,192,937
NET ASSETS
  Beginning of year.......................   206,781,775     22,992,912    13,480,533    36,172,970    34,927,244     38,762,124
                                            ------------   ------------   -----------   -----------   -----------    -----------
  End of year.............................  $231,732,483   $ 32,922,532   $15,341,968   $41,032,973   $38,952,929    $43,955,061
                                            ============   ============   ===========   ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------
                                                               ALL PRO      ALL PRO      ALL PRO      ALL PRO
                                                              LARGE CAP    LARGE CAP    SMALL CAP    SMALL CAP
                                                                GROWTH       VALUE        GROWTH       VALUE
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................  $ (10,444)   $  (7,828)   $  (8,535)   $   (6,110)
Net realized gain (loss) on investments.....................    114,538        1,976      (75,896)      (65,921)
Net unrealized appreciation of investments during the
  year......................................................    511,417      139,747      403,798        13,283
                                                              ----------   ----------   ----------   ----------
Net increase (decrease) in net assets from operations.......    615,511      133,895      319,367       (58,748)
                                                              ----------   ----------   ----------   ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................    725,893      525,241      411,183       435,729
Cost of insurance and administrative charges................   (130,570)    (104,161)    (102,177)      (82,507)
Surrenders and forfeitures..................................    (25,602)     (12,569)     (16,057)      (10,719)
Transfers between investment portfolios.....................  3,077,201    2,946,905    3,944,529     2,851,353
Net withdrawals due to policy loans.........................    (18,029)     (13,665)     (11,262)       (6,094)
Withdrawals due to death benefits...........................        (71)      (4,970)      (3,224)         (128)
                                                              ----------   ----------   ----------   ----------
Net increase in net assets derived from policy
  transactions..............................................  3,628,822    3,336,781    4,222,992     3,187,634
                                                              ----------   ----------   ----------   ----------
Capital contribution from Provident Mutual Life Insurance
  Company...................................................     25,000       25,000       25,000        25,000
                                                              ----------   ----------   ----------   ----------

Total increase in net assets................................  4,269,333    3,495,676    4,567,359     3,153,886
NET ASSETS
  Beginning of year.........................................         --           --           --            --
                                                              ----------   ----------   ----------   ----------
  End of year...............................................  $4,269,333   $3,495,676   $4,567,359   $3,153,886
                                                              ==========   ==========   ==========   ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statement of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................    $   (99,846)
Net realized gain on investments............................        570,514
Net unrealized appreciation of investments during the
  year......................................................        808,299
                                                                -----------
Net increase in net assets from operations..................      1,278,967
                                                                -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................      2,832,198
Cost of insurance and administrative charges................       (969,558)
Surrenders and forfeitures..................................       (429,018)
Transfers between investment portfolios.....................      1,324,943
Net repayments due to policy loans..........................         34,044
Withdrawals due to death benefits...........................        (19,270)
                                                                -----------
Net increase in net assets derived from policy
  transactions..............................................      2,773,339
                                                                -----------
Return of capital to Provident Mutual Life Insurance
  Company...................................................       (105,000)
                                                                -----------
Total increase in net assets................................      3,947,306
NET ASSETS
  Beginning of year.........................................      8,641,986
                                                                -----------
  End of year...............................................    $12,589,292
                                                                ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                               FIDELITY                     FIDELITY                    FIDELITY
                                               EQUITY-        FIDELITY        HIGH        FIDELITY        ASSET        FIDELITY
                                                INCOME         GROWTH        INCOME       OVERSEAS       MANAGER      INDEX 500
                                              SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...............  $    592,079   $   (356,088)  $   999,219   $   292,561   $ 1,023,972   $    209,196
Net realized gain on investments...........     7,627,428     20,456,568       849,640     3,197,810     4,862,002      4,037,742
Net unrealized appreciation (depreciation)
  of investments during the year...........     2,705,182     25,250,942    (2,866,128)     (392,699)      273,269     20,059,318
                                             ------------   ------------   -----------   -----------   -----------   ------------
Net increase (decrease) in net assets from
  operations...............................    10,924,689     45,351,422    (1,017,269)    3,097,672     6,159,243     24,306,256
                                             ------------   ------------   -----------   -----------   -----------   ------------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums................    27,977,450     31,856,978     5,041,566     8,709,088     8,574,753     36,145,166
Cost of insurance and administrative
  charges..................................    (9,325,323)   (10,947,922)   (1,559,923)   (2,449,969)   (3,512,324)    (9,903,927)
Surrenders and forfeitures.................    (3,383,688)    (3,590,928)     (374,107)     (760,286)   (1,937,981)    (2,610,441)
Transfers between investment portfolios....     2,645,244     (1,393,335)    1,625,735     2,091,205       293,923     11,705,877
Net withdrawals due to policy loans........    (1,328,279)    (2,014,498)     (101,389)     (371,567)   (1,412,127)      (876,423)
Withdrawals due to death benefits..........      (260,037)       (10,155)       (7,237)      (20,317)      (69,814)       (10,632)
                                             ------------   ------------   -----------   -----------   -----------   ------------
Net increase in net assets derived from
  policy transactions......................    16,325,367     13,900,140     4,624,645     7,198,154     1,936,430     34,449,620
                                             ------------   ------------   -----------   -----------   -----------   ------------
Return of capital to Provident Mutual Life
  Insurance Company........................                     (165,000)                                  (85,000)       (35,000)
                                             ------------   ------------   -----------   -----------   -----------   ------------
Total increase in net assets...............    27,250,056     59,086,562     3,607,376    10,295,826     8,010,673     58,720,876
NET ASSETS
  Beginning of year........................    93,799,766    109,653,375    15,302,332    24,399,967    42,160,660     72,064,851
                                             ------------   ------------   -----------   -----------   -----------   ------------
  End of year..............................  $121,049,822   $168,739,937   $18,909,708   $34,695,793   $50,171,333   $130,785,727
                                             ============   ============   ===========   ===========   ===========   ============

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                       VARIABLE SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
                                          FIDELITY                     NEUBERGER     NEUBERGER       NEUBERGER       NEUBERGER
                                         INVESTMENT      FIDELITY       & BERMAN     & BERMAN     & BERMAN LIMITED    & BERMAN
                                         GRADE BOND    CONTRAFUND(R)    BALANCED      GROWTH       MATURITY BOND      PARTNERS
                                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...........  $  326,175     $   (52,554)   $ 108,409    $  (192,792)     $  240,987      $   (3,466)
Net realized gain (loss) on
  investments..........................     180,741       4,000,568      991,410      7,395,300         (32,935)         (5,901)
Net unrealized appreciation
  (depreciation) of investments during
  the year.............................     286,871       5,407,580     (317,398)    (3,408,254)        (29,896)         62,679
                                         -----------    -----------    ----------   -----------      ----------      ----------
Net increase in net assets from
  operations...........................     793,787       9,355,594      782,421      3,794,254         178,156          53,312
                                         -----------    -----------    ----------   -----------      ----------      ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums............   3,706,491      13,012,021    1,808,394      7,614,497       1,892,852         512,666
Cost of insurance and administrative
  charges..............................    (970,841)     (3,458,508)    (816,326)    (2,663,861)       (385,317)        (75,140)
Surrenders and forfeitures.............    (204,537)       (761,006)    (300,676)      (903,644)       (118,480)        (15,003)
Transfers between investment
  portfolios...........................   2,902,448       2,904,831     (196,593)    (2,357,815)        821,901       1,220,644
Net withdrawals due to policy loans....    (130,121)       (302,099)    (108,962)      (393,122)        (27,411)
Withdrawals due to death benefits......      (4,526)         (5,234)     (17,898)       (28,362)           (520)            (43)
                                         -----------    -----------    ----------   -----------      ----------      ----------
Net increase in net assets derived from
  policy transactions..................   5,298,914      11,390,005      367,939      1,267,693       2,183,025       1,643,124
                                         -----------    -----------    ----------   -----------      ----------      ----------
(Return of capital to) capital
  contribution from Provident Mutual
  Life Insurance Company...............                                  (35,000)       (25,000)                         25,000
                                         -----------    -----------    ----------   -----------      ----------      ----------
Total increase in net assets...........   6,092,701      20,745,599    1,115,360      5,036,947       2,361,181       1,721,436
NET ASSETS
  Beginning of year....................   7,897,930      25,431,484    6,381,375     25,140,863       4,222,983
                                         -----------    -----------    ----------   -----------      ----------      ----------
  End of year..........................  $13,990,631    $46,177,083    $7,496,735   $30,177,810      $6,584,164      $1,721,436
                                         ===========    ===========    ==========   ===========      ==========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                     VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
                                          AMERICAN                                  VAN ECK      VAN ECK
                                         CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE    WORLDWIDE    ALGER AMERICAN
                                          CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING        REAL          SMALL
                                        APPRECIATION      BOND      HARD ASSETS     MARKETS       ESTATE     CAPITALIZATION
                                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)..........  $   (53,235)   $   5,836    $     (877)   $    10,807    $ (1,150)    $  (159,984)
Net realized gain (loss) on
  investments.........................     (275,146)      38,421       182,364       (372,857)     (8,482)      3,150,039
Net unrealized appreciation
  (depreciation) of investments during
  the year............................      122,964      529,032    (1,104,896)    (2,208,689)    (12,423)        573,841
                                        -----------    ----------   -----------   -----------    --------     -----------
Net increase (decrease) in net assets
  from operations.....................     (205,417)     573,289      (923,409)    (2,570,739)    (22,055)      3,563,896
                                        -----------    ----------   -----------   -----------    --------     -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...........    2,677,232    1,463,635       869,978      3,517,907      66,543       8,859,577
Cost of insurance and administrative
  charges.............................     (949,325)    (466,749)     (243,816)      (930,984)    (14,501)     (2,479,481)
Surrenders and forfeitures............     (250,766)    (222,795)      (75,816)      (104,943)     (2,855)       (543,395)
Transfers between investment
  portfolios..........................   (2,037,281)      54,538      (330,819)        10,460     379,923       1,167,869
Net withdrawals due to policy loans...      (97,850)     (68,651)      (18,815)       (86,630)        (82)       (292,596)
Withdrawals due to death benefits.....       (1,650)      (3,689)         (183)          (924)        (43)        (14,148)
                                        -----------    ----------   -----------   -----------    --------     -----------
Net increase (decrease) in net assets
  derived from policy transactions....     (659,640)     756,289       200,529      2,404,886     428,985       6,697,826
                                        -----------    ----------   -----------   -----------    --------     -----------
Capital contribution from Provident
  Mutual Life Insurance Company.......       10,000                     10,000         35,000      35,000
                                        -----------    ----------   -----------   -----------    --------     -----------

Total increase (decrease) in net
  assets..............................     (855,057)   1,329,578      (712,880)      (130,853)    441,930      10,261,722
NET ASSETS
  Beginning of year...................    8,434,404    4,377,135     2,781,168      6,363,909                  18,732,813
                                        -----------    ----------   -----------   -----------    --------     -----------
  End of year.........................  $ 7,579,347    $5,706,713   $2,068,288    $ 6,233,056    $441,930     $28,994,535
                                        ===========    ==========   ===========   ===========    ========     ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                              MONEY                                   AGGRESSIVE
                                               GROWTH         MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                              SEPARATE       SEPARATE      SEPARATE      SEPARATE      SEPARATE       SEPARATE
                                              ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income.....................  $  2,759,199   $  1,095,585   $   651,271   $   904,070   $    45,091    $    16,822
Net realized gain (loss) on investments...    23,707,890                       (7,292)    1,198,755       626,630      2,605,339
Net unrealized appreciation of investments
  during the year.........................    13,153,464                      401,987     4,050,080     4,896,760        278,626
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets from
  operations..............................    39,620,553      1,095,585     1,045,966     6,152,905     5,568,481      2,900,787
                                            ------------   ------------   -----------   -----------   -----------    -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...............    28,779,076     41,392,009     2,883,256     5,061,216     7,652,795      9,275,052
Cost of insurance and administrative
  charges.................................   (11,378,551)    (4,214,952)   (1,049,368)   (2,164,675)   (2,627,095)    (3,135,940)
Surrenders and forfeitures................   (10,450,206)      (893,804)     (421,877)   (1,834,332)   (1,314,144)    (1,656,263)
Transfers between investment portfolios...    (4,245,851)   (38,647,233)       25,947    (1,015,633)      327,609        (19,790)
Net withdrawals due to policy loans.......    (3,880,476)      (348,424)     (150,015)     (428,805)     (565,546)      (566,895)
Withdrawals due to death benefits.........      (453,320)       (10,985)      (23,685)     (113,392)      (12,782)       (25,012)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
  derived from policy transactions........    (1,629,328)    (2,723,389)    1,264,258      (495,621)    3,460,837      3,871,152
                                            ------------   ------------   -----------   -----------   -----------    -----------
Total increase (decrease) in net assets...    37,991,225     (1,627,804)    2,310,224     5,657,284     9,029,318      6,771,939
NET ASSETS
  Beginning of year.......................   168,790,550     24,620,716    11,170,309    30,515,686    25,897,926     31,990,185
                                            ------------   ------------   -----------   -----------   -----------    -----------
  End of year.............................  $206,781,775   $ 22,992,912   $13,480,533   $36,172,970   $34,927,244    $38,762,124
                                            ============   ============   ===========   ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statement of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................     $  (65,256)
Net realized gain on investments............................        240,323
Net unrealized appreciation of investments during the
  year......................................................        610,746
                                                                 ----------
Net increase in net assets from operations..................        785,813
                                                                 ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................      2,330,310
Cost of insurance and administrative charges................       (788,189)
Surrenders and forfeitures..................................       (153,867)
Transfers between investment portfolios.....................        143,804
Net withdrawals due to policy loans.........................        (88,482)
                                                                 ----------
Net increase in net assets derived from policy
  transactions..............................................      1,443,576
                                                                 ----------
Total increase in net assets................................      2,229,389
NET ASSETS
  Beginning of year.........................................      6,412,597
                                                                 ----------
  End of year...............................................     $8,641,986
                                                                 ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                           VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                                FIDELITY                     FIDELITY                    FIDELITY
                                                 EQUITY-       FIDELITY        HIGH        FIDELITY        ASSET       FIDELITY
                                                 INCOME         GROWTH        INCOME       OVERSEAS       MANAGER      INDEX 500
                                               SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).................  $   511,657   $   (121,724)  $   546,402   $   145,892   $   866,776   $     2,613
Net realized gain on investments.............    6,219,063      4,112,232       201,238     1,308,085     3,207,342     1,541,832
Net unrealized appreciation of investments
  during the year............................   11,278,621     14,556,654     1,013,826       308,949     2,493,096    11,280,605
                                               -----------   ------------   -----------   -----------   -----------   -----------
Net increase in net assets from operations...   18,009,341     18,547,162     1,761,466     1,762,926     6,567,214    12,825,050
                                               -----------   ------------   -----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums..................   23,646,606     29,144,250     3,594,929     6,932,947     8,034,994    23,023,710
Cost of insurance and administrative
  charges....................................   (7,387,112)    (9,463,481)   (1,076,133)   (1,901,779)   (3,249,362)   (5,704,702)
Surrenders and forfeitures...................   (2,364,387)    (3,547,931)     (171,214)     (612,736)   (1,661,468)     (997,451)
Transfers between investment portfolios......    4,047,525       (416,903)    2,763,974     2,738,393     1,079,135    15,621,648
Net withdrawals due to policy loans..........   (1,015,473)    (1,502,812)      (45,505)     (320,179)     (309,555)   (1,042,356)
Withdrawals due to death benefits............      (74,532)       (11,969)       (5,636)       (7,293)      (14,147)      (95,105)
                                               -----------   ------------   -----------   -----------   -----------   -----------
Net increase in net assets derived from
  policy transactions........................   16,852,627     14,201,154     5,060,415     6,829,353     3,879,597    30,805,744
                                               -----------   ------------   -----------   -----------   -----------   -----------
Total increase in net assets.................   34,861,968     32,748,316     6,821,881     8,592,279    10,446,811    43,630,794
NET ASSETS
  Beginning of year..........................   58,937,798     76,905,059     8,480,451    15,807,688    31,713,849    28,434,057
                                               -----------   ------------   -----------   -----------   -----------   -----------
  End of year................................  $93,799,766   $109,653,375   $15,302,332   $24,399,967   $42,160,660   $72,064,851
                                               ===========   ============   ===========   ===========   ===========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                            VARIABLE SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                                      FIDELITY                    NEUBERGER     NEUBERGER       NEUBERGER
                                                     INVESTMENT     FIDELITY       & BERMAN     & BERMAN     & BERMAN LIMITED
                                                     GRADE BOND   CONTRAFUND(R)    BALANCED      GROWTH       MATURITY BOND
                                                     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT       SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).......................  $ 264,484     $   (51,526)   $  41,071    $  (146,708)     $  130,958
Net realized gain (loss) on investments............      2,841         370,677      304,475      2,142,526          (6,752)
Net unrealized appreciation of investments during
  the year.........................................    246,105       2,855,281      524,116      2,994,748          67,628
                                                     ----------    -----------    ----------   -----------      ----------
Net increase in net assets from operations.........    513,430       3,174,432      869,662      4,990,566         191,834
                                                     ----------    -----------    ----------   -----------      ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums........................  2,548,565       8,274,186    1,807,306      7,165,598       1,348,185
Cost of insurance and administrative charges.......   (747,877)     (1,798,797)    (639,602)    (2,369,791)       (271,833)
Surrenders and forfeitures.........................   (206,163)       (425,566)    (137,713)      (676,292)        (29,867)
Transfers between investment portfolios............    816,573      10,232,231      (79,543)      (721,651)        482,396
Net withdrawals due to policy loans................    (22,522)       (201,694)     (66,441)      (286,901)        (15,620)
Withdrawals due to death benefits..................     (1,057)         (6,670)                    (13,455)
                                                     ----------    -----------    ----------   -----------      ----------
Net increase in net assets derived from policy
  transactions.....................................  2,387,519      16,073,690      884,007      3,097,508       1,513,261
                                                     ----------    -----------    ----------   -----------      ----------
Total increase in net assets.......................  2,900,949      19,248,122    1,753,669      8,088,074       1,705,095
NET ASSETS
  Beginning of year................................  4,996,981       6,183,362    4,627,706     17,052,789       2,517,888
                                                     ----------    -----------    ----------   -----------      ----------
  End of year......................................  $7,897,930    $25,431,484    $6,381,375   $25,140,863      $4,222,983
                                                     ==========    ===========    ==========   ===========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
                                                      AMERICAN                                  VAN ECK
                                                     CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE    ALGER AMERICAN
                                                      CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING         SMALL
                                                    APPRECIATION      BOND      HARD ASSETS     MARKETS     CAPITALIZATION
                                                     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)......................  $   (56,416)   $  79,864    $   33,013    $   (21,581)   $   (90,562)
Net realized gain on investments..................       81,043       12,516        94,797         82,065        460,544
Net unrealized appreciation (depreciation) of
  investments during the year.....................     (391,040)      (9,005)     (218,482)    (1,528,161)     1,151,963
                                                    -----------    ----------   ----------    -----------    -----------
Net increase (decrease) in net assets from
  operations......................................     (366,413)      83,375       (90,672)    (1,467,677)     1,521,945
                                                    -----------    ----------   ----------    -----------    -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.......................    3,692,178    1,320,768       883,387      3,474,642      6,837,744
Cost of insurance and administrative charges......   (1,145,513)    (371,619)     (246,420)      (677,362)    (1,662,591)
Surrenders and forfeitures........................     (268,757)    (100,365)      (28,046)       (58,433)      (334,781)
Transfers between investment portfolios...........   (1,462,705)     321,170       539,670      2,962,129      4,643,633
Net withdrawals due to policy loans...............     (101,019)     (20,808)      (32,784)       (81,551)      (221,848)
Withdrawals due to death benefits.................       (5,826)      (2,563)          (19)        (4,220)       (15,361)
                                                    -----------    ----------   ----------    -----------    -----------
Net increase in net assets derived from policy
  transactions....................................      708,358    1,146,583     1,115,788      5,615,205      9,246,796
                                                    -----------    ----------   ----------    -----------    -----------
Total increase in net assets......................      341,945    1,229,958     1,025,116      4,147,528     10,768,741
NET ASSETS
  Beginning of year...............................    8,092,459    3,147,177     1,756,052      2,216,381      7,964,072
                                                    -----------    ----------   ----------    -----------    -----------
  End of year.....................................  $ 8,434,404    $4,377,135   $2,781,168    $ 6,363,909    $18,732,813
                                                    ===========    ==========   ==========    ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements

--------------------------------------------------------------------------------

1. ORGANIZATION

The Growth, Money Market, Bond, Aggressive Growth, International, Zero Coupon Bond and Variable Separate Accounts (Separate Accounts) were established by Provident Mutual Life Insurance Company (Provident Mutual) under the provisions of the Pennsylvania Insurance Law. Each Separate Account is a separate investment account to which assets are allocated to support the benefits payable under single premium, modified premium, scheduled premium and flexible premium adjustable variable life insurance policies (the Policies). The Aggressive Growth, International, and Variable Separate Accounts are not available with single premium and scheduled premium policies. The Zero Coupon Bond Separate Account is not available with scheduled premium policies.

The Policies are distributed principally through career agents and brokers.

Provident Mutual has structured the Separate Accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

The Growth, Money Market, Bond, Aggressive Growth and International Separate Accounts invest in the corresponding portfolios of the Market Street Fund, Inc.

The Zero Coupon Bond Separate Account is comprised of the 2006 Series Subaccount. Funds are transferred to Merrill Lynch, Pierce, Fenner & Smith (MLPFS), who serves as sponsor of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A (Zero Coupon Trust). The 2006 Series Subaccount invests in the 2006 Series Portfolio of the Zero Coupon Trust.

The Variable Separate Account is comprised of twenty Subaccounts: Managed (formerly the Managed Separate Account) the All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth and the All Pro Small Cap Value Subaccounts invest in the corresponding portfolios of the Market Street Fund, Inc.; the Fidelity Equity-Income, Fidelity Growth, Fidelity High Income and Fidelity Overseas Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund; the Fidelity Asset Manager, Fidelity Index 500, Fidelity Investment Grade Bond and Fidelity Contrafund(R) Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund II; Neuberger Berman Limited Maturity Bond and Neuberger Berman Partners Subaccounts invest in the corresponding portfolios of the Neuberger Berman Advisers Management Trust; the Van Eck Worldwide Bond, Van Eck Worldwide Hard Assets, Van Eck Worldwide Emerging Markets and Van Eck Worldwide Real Estate Subaccounts invest in the corresponding portfolios of the Van Eck Worldwide Insurance Trust; and the Alger American Small Capitalization Subaccount invests in the corresponding portfolio of the Alger American Fund.

At the close of business on April 30, 1999, the Neuberger Berman Growth Subaccount, Neuberger Berman Balanced Subaccount and American Century VP Capital Appreciation Subaccount were terminated and the investments were transferred to the Neuberger Berman Partners Subaccount, the Managed Subaccount and the All Pro Large Cap Growth Subaccount, respectively. In addition, the assets of the Provident Mutual Managed Separate Account were transferred to a newly established subaccount (the "Managed Subaccount") of the Variable Separate Account, and the Provident Mutual Managed Separate Account ceased to exist.

Net premiums from in-force Policies are allocated to the Separate Accounts in accordance with policyholder instructions and are recorded as variable life policy transactions in the statements of changes in net assets. Such amounts are used to provide money to pay benefits under the Policies (Note 4). Each Separate Account's assets are the property of Provident Mutual.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

1. ORGANIZATION, CONTINUED
Transfers between investment portfolios include transfers between the Separate Accounts and the Guaranteed Account (not shown), which is part of Provident Mutual's General Account.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Accounts included in the financial statements.

 Investment Valuation:

Investment shares are valued at the net asset values of the respective Portfolios. Transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

 Realized Gains and Losses:

Realized gains and losses on sales of investment shares are determined using the specific identification basis for financial reporting and income tax purposes.

 Federal Income Taxes:

The operations of the Separate Accounts are included in the Federal income tax return of Provident Mutual. Under the provisions of the Policies, Provident Mutual has the right to charge the Separate Accounts for Federal income tax attributable to the Separate Accounts. No charge is currently being made against the Separate Accounts for such tax.

 Estimates:

The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and policy transactions during the period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS

At December 31, 1999, the investments of the respective Separate
Accounts/Subaccounts are as follows:

------------------------------------------------------------------------------------------------------
                                                                SHARES         COST       MARKET VALUE
------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Portfolio..........................................  11,674,525   $184,414,149   $221,115,498
  Money Market Portfolio....................................  41,858,860    $41,858,860    $41,858,860
  Bond Portfolio............................................   1,406,779    $14,948,686    $14,883,721
  Aggressive Growth Portfolio...............................   1,915,011    $35,260,605    $42,072,805
  International Portfolio...................................   3,267,611    $42,223,755    $54,503,747
  Managed Portfolio.........................................   2,691,778    $39,793,491    $45,194,957
  All Pro Large Cap Growth Portfolio........................   1,600,353    $20,597,852    $23,637,213
  All Pro Large Cap Value Portfolio.........................     889,978     $9,062,188     $8,881,983
  All Pro Small Cap Growth Portfolio........................   1,275,518    $15,087,519    $24,017,996
  All Pro Small Cap Value Portfolio.........................     575,816     $4,346,392     $4,358,929
The Stripped ("Zero") U.S. Treasury Securities Fund,
  Provident Mutual Series A:
  2006 Series...............................................  18,645,042    $11,787,827    $12,679,934
Variable Insurance Products Fund:
  Equity-Income Portfolio...................................   5,254,450   $114,289,796   $135,091,899
  Growth Portfolio..........................................   4,835,096   $168,942,581   $265,591,852
  High Income Portfolio.....................................   1,700,879    $20,316,897    $19,236,941
  Overseas Portfolio........................................   2,020,389    $40,368,792    $55,439,486
Variable Insurance Products Fund II:
  Asset Manager Portfolio...................................   3,050,701    $48,781,833    $56,956,582
  Index 500 Portfolio.......................................   1,199,481   $139,739,900   $200,805,099
  Investment Grade Bond Portfolio...........................   1,542,190    $19,097,921    $18,753,042
  Contrafund(R) Portfolio...................................   2,852,371    $62,666,240    $83,146,606
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Portfolio...........................     664,376     $8,964,268     $8,796,337
  Partners Portfolio........................................   1,518,460    $30,184,541    $29,822,548
Van Eck Worldwide InsuranceTrust:
  Van Eck Worldwide Bond Portfolio..........................     546,672     $6,028,287     $5,843,922
  Van Eck Worldwide Hard Assets Portfolio...................     250,334     $3,127,447     $2,743,655
  Van Eck Worldwide Emerging Markets Portfolio..............   1,335,439    $13,074,572    $19,043,358
  Van Eck Worldwide Real Estate Portfolio...................      77,987       $732,499       $713,583
Alger American Fund:
  Alger American Small Capitalization Portfolio.............     747,623    $31,469,813    $41,231,423

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED
During the years ended December 31, 1999, 1998 and 1997, transactions in investment shares were as follows:
--------------------------------------------------------------------------------

                                                                       MARKET STREET FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------
                                                    GROWTH PORTFOLIO                         MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                            1999          1998          1997           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased.......................      583,435       768,646       803,570     53,950,916     44,184,953     23,511,707
Shares received from reinvestment of:
  Dividends............................       42,000       151,409       228,102      1,691,216      1,311,070      1,161,384
  Capital gain distributions...........      245,351     1,670,894     1,229,894
                                         -----------   -----------   -----------   ------------   ------------   ------------
Total shares acquired..................      870,786     2,590,949     2,261,566     55,642,132     45,496,023     24,673,091
Total shares redeemed..................   (1,515,691)     (903,255)     (960,812)   (44,726,560)   (37,178,305)   (25,932,218)
                                         -----------   -----------   -----------   ------------   ------------   ------------
Net (decrease) increase in shares
  owned................................     (644,905)    1,687,694     1,300,754     10,915,572      8,317,718     (1,259,127)
Shares owned, beginning of year........   12,319,430    10,631,736     9,330,982     30,943,288     22,625,570     23,884,697
                                         -----------   -----------   -----------   ------------   ------------   ------------
Shares owned, end of year..............   11,674,525    12,319,430    10,631,736     41,858,860     30,943,288     22,625,570
                                         ===========   ===========   ===========   ============   ============   ============
Cost of shares acquired................  $16,420,199   $43,749,139   $37,696,907   $ 55,642,132   $ 45,496,023   $ 24,673,091
                                         ===========   ===========   ===========   ============   ============   ============
Cost of shares redeemed................  $20,214,904   $12,497,747   $12,847,552   $ 44,726,560   $ 37,178,305   $ 25,932,218
                                         ===========   ===========   ===========   ============   ============   ============

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                           MARKET STREET FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------
                                                             BOND PORTFOLIO                  AGGRESSIVE GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                     1999         1998         1997         1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased................................     219,210      268,032      199,386      185,830      255,330      257,235
Shares received from reinvestment of:
  Dividends.....................................      19,418       74,249       69,359       10,780       13,983       13,532
  Capital gain distributions....................      15,257          190                   267,326      133,481        2,684
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Total shares acquired...........................     253,885      342,471      268,745      463,936      402,794      273,451
Total shares redeemed...........................    (215,948)    (202,735)     (87,869)    (326,786)    (198,941)     (97,819)
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Net increase in shares owned....................      37,937      139,736      180,876      137,150      203,853      175,632
Shares owned, beginning of year.................   1,368,842    1,229,106    1,048,230    1,777,861    1,574,008    1,398,376
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Shares owned, end of year.......................   1,406,779    1,368,842    1,229,106    1,915,011    1,777,861    1,574,008
                                                  ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares acquired.........................  $2,715,463   $3,781,286   $2,847,336   $8,790,532   $8,305,625   $5,541,378
                                                  ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares redeemed.........................  $2,236,958   $2,261,555   $  938,352   $4,889,357   $2,748,918   $1,408,820
                                                  ==========   ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                           MARKET STREET FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------
                                                       INTERNATIONAL PORTFOLIO                    MANAGED PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                    1999         1998         1997         1999          1998         1997
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased...............................     319,053      420,358      542,095       539,252      196,652      179,042
Shares received from reinvestment of:
  Dividends....................................      38,250       22,086       21,751        18,094       73,921       72,155
  Capital gain distributions...................     196,247      212,313      170,284       123,388      108,786       16,767
                                                 ----------   ----------   ----------   -----------   ----------   ----------
Total shares acquired..........................     553,550      654,757      734,130       680,734      379,359      267,964
Total shares redeemed..........................    (459,590)    (329,168)    (271,615)     (311,045)    (178,725)    (226,374)
                                                 ----------   ----------   ----------   -----------   ----------   ----------
Net increase in shares owned...................      93,960      325,589      462,515       369,689      200,634       41,590
Shares owned, beginning of year................   3,173,651    2,848,062    2,385,547     2,322,089    2,121,455    2,079,865
                                                 ----------   ----------   ----------   -----------   ----------   ----------
Shares owned, end of year......................   3,267,611    3,173,651    2,848,062     2,691,778    2,322,089    2,121,455
                                                 ==========   ==========   ==========   ===========   ==========   ==========
Cost of shares acquired........................  $7,718,908   $8,702,058   $9,578,029   $11,647,117   $6,279,404   $4,189,158
                                                 ==========   ==========   ==========   ===========   ==========   ==========
Cost of shares redeemed........................  $5,475,920   $3,909,601   $3,084,716   $ 4,036,595   $2,204,017   $2,579,637
                                                 ==========   ==========   ==========   ===========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                           MARKET STREET FUND, INC.
----------------------------------------------------------------------------------------------------------------
                                                                      ALL PRO                    ALL PRO
                                                                     LARGE CAP                  LARGE CAP
                                                                       GROWTH                     VALUE
                                                                     PORTFOLIO                  PORTFOLIO
----------------------------------------------------------------------------------------------------------------
                                                                 1999          1998         1999         1998
----------------------------------------------------------------------------------------------------------------
Shares purchased............................................    1,590,971      469,970      798,762      403,231
Shares received from reinvestment of:
  Dividends.................................................           77                     2,375
  Capital gain distributions................................
                                                              -----------   ----------   ----------   ----------
Total shares acquired.......................................    1,591,048      469,970      801,137      403,231
Total shares redeemed.......................................     (353,425)    (107,240)    (264,257)     (50,133)
                                                              -----------   ----------   ----------   ----------
Net increase in shares owned................................    1,237,623      362,730      536,880      353,098
Shares owned, beginning of year.............................      362,730                   353,098
                                                              -----------   ----------   ----------   ----------
Shares owned, end of year...................................    1,600,353      362,730      889,978      353,098
                                                              ===========   ==========   ==========   ==========
Cost of shares acquired.....................................  $20,489,418   $4,811,412   $8,205,291   $3,850,929
                                                              ===========   ==========   ==========   ==========
Cost of shares redeemed.....................................  $ 3,649,482   $1,053,496   $2,499,032   $  495,000
                                                              ===========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                           MARKET STREET FUND, INC.
----------------------------------------------------------------------------------------------------------------
                                                                      ALL PRO                    ALL PRO
                                                                     SMALL CAP                  SMALL CAP
                                                                       GROWTH                     VALUE
                                                                     PORTFOLIO                  PORTFOLIO
----------------------------------------------------------------------------------------------------------------
                                                                 1999          1998         1999         1998
----------------------------------------------------------------------------------------------------------------
Shares purchased............................................    1,022,760      524,912      625,357      461,634
Shares received from reinvestment of:
  Dividends.................................................                                    815
  Capital gain distributions................................
                                                              -----------   ----------   ----------   ----------
Total shares acquired.......................................    1,022,760      524,912      626,172      461,634
Total shares redeemed.......................................     (210,238)     (61,916)    (432,645)     (79,345)
                                                              -----------   ----------   ----------   ----------
Net increase in shares owned................................      812,522      462,996      193,527      382,289
Shares owned, beginning of year.............................      462,996                   382,289
                                                              -----------   ----------   ----------   ----------
Shares owned, end of year...................................    1,275,518      462,996      575,816      382,289
                                                              ===========   ==========   ==========   ==========
Cost of shares acquired.....................................  $12,843,503   $4,739,070   $4,753,608   $3,913,949
                                                              ===========   ==========   ==========   ==========
Cost of shares redeemed.....................................  $ 1,889,545   $  605,509   $3,547,819   $  773,346
                                                              ===========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                    THE STRIPPED ("ZERO") U.S.
                                                                     TREASURY SECURITIES FUND
                                                                     PROVIDENT MUTUAL SERIES A
-----------------------------------------------------------------------------------------------------
                                                                            2006 SERIES
-----------------------------------------------------------------------------------------------------
                                                                 1999          1998          1997
-----------------------------------------------------------------------------------------------------
Shares purchased............................................    4,327,831     5,778,688     4,580,927
Shares received from reinvestment of:
  Dividends.................................................
  Capital gain distributions................................
                                                              -----------   -----------   -----------
Total shares acquired.......................................    4,327,831     5,778,688     4,580,927
Total shares redeemed.......................................   (2,887,477)   (2,207,327)   (2,294,572)
                                                              -----------   -----------   -----------
Net increase in shares owned................................    1,440,354     3,571,361     2,286,355
Shares owned, beginning of year.............................   17,204,688    13,633,327    11,346,972
                                                              -----------   -----------   -----------
Shares owned, end of year...................................   18,645,042    17,204,688    13,633,327
                                                              ===========   ===========   ===========
Cost of shares acquired.....................................  $ 2,991,373   $ 3,919,504   $ 2,702,211
                                                              ===========   ===========   ===========
Cost of shares redeemed.....................................  $ 1,489,161   $   936,170   $ 1,068,989
                                                              ===========   ===========   ===========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                    VARIABLE INSURANCE PRODUCTS FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY-INCOME PORTFOLIO                      GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                               1999          1998          1997          1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased..........................      719,492       941,021       879,873       827,868       671,544       555,971
Shares received from reinvestment of:
  Dividends...............................       76,317        57,354        52,772         7,340        16,967        16,709
  Capital gain distributions..............      168,701       204,112       265,326       461,503       443,821        74,791
                                            -----------   -----------   -----------   -----------   -----------   -----------
Total shares acquired.....................      964,510     1,202,487     1,197,971     1,296,711     1,132,332       647,471
Total shares redeemed.....................     (472,051)     (303,748)     (137,286)     (222,256)     (327,308)     (161,509)
                                            -----------   -----------   -----------   -----------   -----------   -----------
Net increase in shares owned..............      492,459       898,739     1,060,685     1,074,455       805,024       485,962
Shares owned, beginning of year...........    4,761,991     3,863,252     2,802,567     3,760,641     2,955,617     2,469,655
                                            -----------   -----------   -----------   -----------   -----------   -----------
Shares owned, end of year.................    5,254,450     4,761,991     3,863,252     4,835,096     3,760,641     2,955,617
                                            ===========   ===========   ===========   ===========   ===========   ===========
Cost of shares acquired...................  $24,176,018   $29,069,658   $25,703,423   $57,528,953   $40,900,308   $21,882,557
                                            ===========   ===========   ===========   ===========   ===========   ===========
Cost of shares redeemed...................  $ 7,298,047   $ 4,524,784   $ 2,120,256   $ 4,544,684   $ 7,064,688   $ 3,690,895
                                            ===========   ===========   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                     VARIABLE INSURANCE PRODUCTS FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                      HIGH INCOME PORTFOLIO                      OVERSEAS PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                 1999         1998          1997          1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased............................     432,957       761,346       529,057       994,457       948,639      406,870
Shares received from reinvestment of:
  Dividends.................................     159,916        91,147        53,162        28,799        26,637       16,746
  Capital gain distributions................       5,978        57,917         6,571        46,450        78,510       66,476
                                              ----------   -----------   -----------   -----------   -----------   ----------
Total shares acquired.......................     598,851       910,410       588,790     1,069,706     1,053,786      490,092
Total shares redeemed.......................    (538,016)     (397,195)     (139,313)     (779,780)     (594,155)     (58,309)
                                              ----------   -----------   -----------   -----------   -----------   ----------
Net increase in shares owned................      60,835       513,215       449,477       289,926       459,631      431,783
Shares owned, beginning of year.............   1,640,044     1,126,829       677,352     1,730,463     1,270,832      839,049
                                              ----------   -----------   -----------   -----------   -----------   ----------
Shares owned, end of year...................   1,700,879     1,640,044     1,126,829     2,020,389     1,730,463    1,270,832
                                              ==========   ===========   ===========   ===========   ===========   ==========
Cost of shares acquired.....................  $6,614,866   $11,127,019   $ 7,427,218   $21,885,640   $20,460,713   $9,229,879
                                              ==========   ===========   ===========   ===========   ===========   ==========
Cost of shares redeemed.....................  $6,588,123   $ 4,653,515   $ 1,619,163   $14,550,474   $ 9,772,188   $  946,549
                                              ==========   ===========   ===========   ===========   ===========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                   VARIABLE INSURANCE PRODUCTS FUND II
-----------------------------------------------------------------------------------------------------------------------------
                                                    ASSET MANAGER PORTFOLIO                     INDEX 500 PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                1999         1998          1997          1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased...........................     351,224       373,976       380,899       302,321       299,337       318,609
Shares received from reinvestment of:
  Dividends................................      99,374        83,022        72,745         9,640         7,854         3,902
  Capital gain distributions...............     125,874       249,065       182,481         6,542        18,191         7,916
                                             ----------   -----------   -----------   -----------   -----------   -----------
Total shares acquired......................     576,472       706,063       636,125       318,503       325,382       330,427
Total shares redeemed......................    (288,510)     (284,282)     (168,401)      (44,939)      (29,458)      (19,452)
                                             ----------   -----------   -----------   -----------   -----------   -----------
Net increase in shares owned...............     287,962       421,781       467,724       273,564       295,924       310,975
Shares owned, beginning of year............   2,762,739     2,340,958     1,873,234       925,917       629,993       319,018
                                             ----------   -----------   -----------   -----------   -----------   -----------
Shares owned, end of year..................   3,050,701     2,762,739     2,340,958     1,199,481       925,917       629,993
                                             ==========   ===========   ===========   ===========   ===========   ===========
Cost of shares acquired....................  $9,992,859   $11,719,512   $10,391,586   $47,794,724   $40,378,866   $33,442,553
                                             ==========   ===========   ===========   ===========   ===========   ===========
Cost of shares redeemed....................  $4,080,110   $ 3,982,108   $ 2,437,871   $ 3,068,951   $ 1,717,308   $ 1,092,364
                                             ==========   ===========   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                    VARIABLE INSURANCE PRODUCTS FUND II
-----------------------------------------------------------------------------------------------------------------------------
                                                 INVESTMENT GRADE BOND PORTFOLIO              CONTRAFUND(R) PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                  1999         1998         1997         1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased.............................     675,996      606,534      322,755       986,112       989,278       947,917
Shares received from reinvestment of:
  Dividends..................................      43,097       33,206       26,504         9,903         9,587         3,925
  Capital gain distributions.................      13,520        3,939                     72,623        70,531        10,374
                                               ----------   ----------   ----------   -----------   -----------   -----------
Total shares acquired........................     732,613      643,679      349,259     1,068,638     1,069,396       962,216
Total shares redeemed........................    (269,947)    (192,971)    (128,693)     (105,673)     (455,390)      (60,207)
                                               ----------   ----------   ----------   -----------   -----------   -----------
Net increase in shares owned.................     462,666      450,708      220,566       962,965       614,006       902,009
Shares owned, beginning of year..............   1,079,524      628,816      408,250     1,889,406     1,275,400       373,391
                                               ----------   ----------   ----------   -----------   -----------   -----------
Shares owned, end of year....................   1,542,190    1,079,524      628,816     2,852,371     1,889,406     1,275,400
                                               ==========   ==========   ==========   ===========   ===========   ===========
Cost of shares acquired......................  $8,987,181   $8,081,053   $4,160,380   $26,975,993   $22,565,565   $17,279,465
                                               ==========   ==========   ==========   ===========   ===========   ===========
Cost of shares redeemed......................  $3,191,649   $2,275,223   $1,505,536   $ 1,746,651   $ 7,227,546   $   886,624
                                               ==========   ==========   ==========   ===========   ===========   ===========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
-----------------------------------------------------------------------------------------------------------------------------
                                                         BALANCED PORTFOLIO                       GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                   1999         1998         1997         1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased..............................      17,829      106,914      110,201        26,947       183,659      184,992
Shares received from reinvestment of:
  Dividends...................................       8,150       10,322        4,936
  Capital gain distributions..................      12,073       72,502       12,668        67,916       294,737       60,028
                                                ----------   ----------   ----------   -----------   -----------   ----------
Total shares acquired.........................      38,052      189,738      127,805        94,863       478,396      245,020
Total shares redeemed.........................    (496,849)     (89,445)     (59,986)   (1,242,745)     (153,725)     (83,282)
                                                ----------   ----------   ----------   -----------   -----------   ----------
Net (decrease) increase in shares owned.......    (458,797)     100,293       67,819    (1,147,882)      324,671      161,738
Shares owned, beginning of year...............     458,797      358,504      290,685     1,147,882       823,211      661,473
                                                ----------   ----------   ----------   -----------   -----------   ----------
Shares owned, end of year.....................          --      458,797      358,504            --     1,147,882      823,211
                                                ==========   ==========   ==========   ===========   ===========   ==========
Cost of shares acquired.......................  $  583,945   $2,887,584   $2,121,797   $ 2,239,647   $11,825,496   $6,796,267
                                                ==========   ==========   ==========   ===========   ===========   ==========
Cost of shares redeemed.......................  $7,802,761   $1,454,826   $  892,244   $31,587,696   $ 3,380,295   $1,702,941
                                                ==========   ==========   ==========   ===========   ===========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                      NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
---------------------------------------------------------------------------------------------------------------------------
                                                              LIMITED MATURITY BOND PORTFOLIO         PARTNERS PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                               1999         1998         1997         1999          1998
---------------------------------------------------------------------------------------------------------------------------
Shares purchased..........................................     251,277      196,637      132,180     1,583,081       93,527
Shares received from reinvestment of:
  Dividends...............................................      30,080       20,732       11,526         1,276
  Capital gain distributions..............................                                               2,219
                                                            ----------   ----------   ----------   -----------   ----------
Total shares acquired.....................................     281,357      217,369      143,706     1,586,576       93,527
Total shares redeemed.....................................     (93,404)     (40,024)     (23,837)     (159,053)      (2,590)
                                                            ----------   ----------   ----------   -----------   ----------
Net increase in shares owned..............................     187,953      177,345      119,869     1,427,523       90,937
Shares owned, beginning of year...........................     476,423      299,078      179,209        90,937
                                                            ----------   ----------   ----------   -----------   ----------
Shares owned, end of year.................................     664,376      476,423      299,078     1,518,460       90,937
                                                            ==========   ==========   ==========   ===========   ==========
Cost of shares acquired...................................  $3,715,187   $2,970,710   $1,969,915   $31,490,739   $1,710,978
                                                            ==========   ==========   ==========   ===========   ==========
Cost of shares redeemed...................................  $1,278,194   $  579,633   $  332,448   $ 2,964,955   $   52,221
                                                            ==========   ==========   ==========   ===========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                        AMERICAN CENTURY
                                                                   VARIABLE PORTFOLIOS, INC.
--------------------------------------------------------------------------------------------------
                                                                      AMERICAN CENTURY VP
                                                                 CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------------------------
                                                                 1999         1998         1997
--------------------------------------------------------------------------------------------------
Shares purchased............................................      31,966      160,212      251,935
Shares received from reinvestment of:
  Dividends.................................................
  Capital gain distributions................................                   43,966       19,341
                                                              ----------   ----------   ----------
Total shares acquired.......................................      31,966      204,178      271,276
Total shares redeemed.......................................    (872,248)    (235,219)    (190,232)
                                                              ----------   ----------   ----------
Net (decrease) increase in shares owned.....................    (840,282)     (31,041)      81,044
Shares owned, beginning of year.............................     840,282      871,323      790,279
                                                              ----------   ----------   ----------
Shares owned, end of year...................................          --      840,282      871,323
                                                              ==========   ==========   ==========
Cost of shares acquired.....................................  $  292,072   $1,849,729   $2,680,991
                                                              ==========   ==========   ==========
Cost of shares redeemed.....................................  $8,773,221   $2,827,750   $1,948,006
                                                              ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                        VAN ECK WORLDWIDE INSURANCE TRUST
-----------------------------------------------------------------------------------------------------------------------------
                                                           VAN ECK WORLDWIDE BOND                  VAN ECK WORLDWIDE
                                                                 PORTFOLIO                       HARD ASSETS PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                       1999         1998         1997        1999        1998         1997
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased..................................     121,129      114,810      127,829     79,012       72,525       87,194
Shares received from reinvestment of:
  Dividends.......................................      19,183        3,695        9,965      3,644        1,263        2,862
  Capital gain distributions......................       8,571                                            31,009        2,113
                                                    ----------   ----------   ----------   --------   ----------   ----------
Total shares acquired.............................     148,883      118,505      137,794     82,656      104,797       92,169
Total shares redeemed.............................     (66,927)     (52,072)     (23,040)   (57,136)     (56,902)     (20,277)
                                                    ----------   ----------   ----------   --------   ----------   ----------
Net increase in shares owned......................      81,956       66,433      114,754     25,520       47,895       71,892
Shares owned, beginning of year...................     464,716      398,283      283,529    224,814      176,919      105,027
                                                    ----------   ----------   ----------   --------   ----------   ----------
Shares owned, end of year.........................     546,672      464,716      398,283    250,334      224,814      176,919
                                                    ==========   ==========   ==========   ========   ==========   ==========
Cost of shares acquired...........................  $1,652,349   $1,366,886   $1,474,137   $835,618   $1,248,274   $1,503,036
                                                    ==========   ==========   ==========   ========   ==========   ==========
Cost of shares redeemed...........................  $  740,216   $  566,340   $  235,174   $912,559   $  856,258   $  259,438
                                                    ==========   ==========   ==========   ========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                          VAN ECK WORLDWIDE INSURANCE TRUST
------------------------------------------------------------------------------------------------------------------------
                                                                                                           VAN ECK
                                                                                                          WORLDWIDE
                                                                       VAN ECK WORLDWIDE                 REAL ESTATE
                                                                   EMERGING MARKETS PORTFOLIO             PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
                                                                 1999         1998         1997        1999       1998
------------------------------------------------------------------------------------------------------------------------
Shares purchased............................................     733,811      398,543      465,094     59,682     51,119
Shares received from reinvestment of:
  Dividends.................................................                    5,568          702        911
  Capital gain distributions................................                    4,949
                                                              ----------   ----------   ----------   --------   --------
Total shares acquired.......................................     733,811      409,060      465,796     60,593     51,119
Total shares redeemed.......................................    (273,801)    (112,168)     (64,711)   (28,930)    (4,795)
                                                              ----------   ----------   ----------   --------   --------
Net increase in shares owned................................     460,010      296,892      401,085     31,663     46,324
Shares owned, beginning of year.............................     875,429      578,537      177,452     46,324
                                                              ----------   ----------   ----------   --------   --------
Shares owned, end of year...................................   1,335,439      875,429      578,537     77,987     46,324
                                                              ==========   ==========   ==========   ========   ========
Cost of shares acquired.....................................  $7,071,940   $3,443,133   $6,428,901   $575,134   $507,425
                                                              ==========   ==========   ==========   ========   ========
Cost of shares redeemed.....................................  $3,876,567   $1,365,296   $  753,212   $296,987   $ 53,073
                                                              ==========   ==========   ==========   ========   ========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                        ALGER AMERICAN FUND
-----------------------------------------------------------------------------------------------------
                                                                       ALGER AMERICAN SMALL
                                                                     CAPITALIZATION PORTFOLIO
-----------------------------------------------------------------------------------------------------
                                                                 1999          1998          1997
-----------------------------------------------------------------------------------------------------
Shares purchased............................................      222,683       259,859       241,101
Shares received from reinvestment of:
  Dividends.................................................
  Capital gain distributions................................       90,321        72,842        12,008
                                                              -----------   -----------   -----------
Total shares acquired.......................................      313,004       332,701       253,109
Total shares redeemed.......................................     (224,797)     (101,464)      (19,603)
                                                              -----------   -----------   -----------
Net increase in shares owned................................       88,207       231,237       233,506
Shares owned, beginning of year.............................      659,416       428,179       194,673
                                                              -----------   -----------   -----------
Shares owned, end of year...................................      747,623       659,416       428,179
                                                              ===========   ===========   ===========
Cost of shares acquired.....................................  $13,302,764   $13,629,293   $10,432,636
                                                              ===========   ===========   ===========
Cost of shares redeemed.....................................  $ 8,928,671   $ 3,941,412   $   815,858
                                                              ===========   ===========   ===========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

4. RELATED PARTY TRANSACTIONS
Provident Mutual makes certain deductions from premiums before amounts are allocated to each Separate Account selected by the policyholder. The deductions may include (1) administrative charges, (2) state premium taxes, (3) premium processing charges, (4) premiums for supplementary benefits, (5) premiums for extra mortality risks, (6) sales charges, (7) premiums for optional benefits,
(8) a risk charge for the guaranteed minimum death benefit, and (9) Federal tax charges. Premiums adjusted for these deductions are recorded as net premiums in the statement of changes in net assets. See original policy documents for specific charges assessed.

In addition to the aforementioned charges, each Separate Account is charged for mortality and expense risks assumed by Provident Mutual. The annual rates charged to cover these risks range from 0.35% to 0.75% of the net assets held for the benefit of policyholders. For some policyholders, this may be increased on a prospective basis, but cannot exceed 0.90%.

Each Separate Account is also charged by Provident Mutual for the cost of insurance protection. For single premium policies, the charge is accrued daily and deducted annually from the amount invested. For scheduled premium, modified premium and flexible premium adjustable policies, the charge is deducted monthly. The amount of the charge is computed based upon the amount of insurance provided during the year and the insured's attained age. Depending upon the type of policy, additional monthly deductions may be made for (1) administrative charges, (2) minimum death benefit charges, (3) first year policy charges and
(4) supplementary charges. See original policy documents for additional monthly charges. These charges are included in the statements of changes in net assets.

During any given policy year, the first four or twelve transfers (depending on the policy) by a policyholder of amounts in the Subaccounts are free of charge. A fee of $25 is assessed for each additional transfer. No transfer fees were incurred during the years ended December 31, 1999, 1998 and 1997.

The Policies provide for an initial free-look period. If a policy is cancelled within certain time constraints, the policyholder will receive a refund equal to the policy account value plus reimbursements of certain deductions previously made under the policy. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the policy and will not reflect investment experience.

If a policy is surrendered within the first 9-15 policy years (depending on the policy), a contingent deferred sales load charge and/or contingent deferred administrative charge are assessed. These charges are recorded as administrative charges in the statements of changes in net assets.

For scheduled premium and single premium policies, Provident Mutual has agreed to make a daily adjustment to the net rate of return of the Growth, Money Market and Bond Separate Accounts to offset completely all Market Street Fund, Inc. expenses charged to the portfolios in which the Separate Accounts invest, except for (1) all brokers' commissions, (2) transfer taxes, investment advisory fees and other fees and expenses for services relating to purchases and sales of portfolio investments, and (3) income tax

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

4. RELATED PARTY TRANSACTIONS, CONTINUED liabilities. The total amounts reimbursed for the Growth, Money Market and Bond Separate Accounts for the years ended December 31, 1999, 1998 and 1997 were as follows:

                                                                             MONEY
                                                                 GROWTH      MARKET       BOND
                                                                SEPARATE    SEPARATE    SEPARATE
                                                                ACCOUNT     ACCOUNT     ACCOUNT
                                                                --------    --------    --------
Year ending December 31,
     1999...................................................     $8,226         --       $1,010
     1998...................................................     $4,864         --       $1,300
     1997...................................................     $3,041        $40       $1,390

These amounts are shown as an operating expense reimbursement reducing total expenses in the statements of operations.

Provident Mutual makes a daily asset charge against the assets of the Zero Coupon Bond Separate Account. The charge is to reimburse Provident Mutual for the transaction charge paid directly by Provident Mutual to MLPFS on the sale of the Zero Coupon Trust units to the Zero Coupon Bond Separate Account. Provident Mutual pays these amounts from General Account assets. The amount of the asset charge currently is equivalent to an effective annual rate of .25% of the average daily net assets of each Subaccount. This amount may be increased in the future, but in no event will it exceed an effective annual rate of .50%. The charge will be cost based (taking into account the loss of interest) with no anticipated element of profit for Provident Mutual.

                      [This Page Intentionally Left Blank]

                                PROVIDENT MUTUAL
                             LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

              REPORT ON AUDIT OF CONSOLIDATED FINANCIAL STATEMENTS
               FOR THE YEARS ENDED DECEMBER 31, 1999, 1998, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
Provident Mutual Life Insurance Company:

In our opinion, the accompanying consolidated statements of financial condition and related consolidated statements of operations, of equity and of cash flows present fairly, in all material respects, the financial position of Provident Mutual Life Insurance Company and Subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
February 7, 2000

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                             (DOLLARS IN THOUSANDS)

                                                                    DECEMBER 31,
                                                              ------------------------
                                                                 1999          1998
                                                              ----------    ----------
ASSETS
Investments:
  Fixed maturities:
     Available for sale, at market (cost:
      1999 -- $2,904,087; 1998 -- $2,924,713)...............  $2,765,156    $3,030,942
     Held to maturity, at amortized cost (market:
      1999 -- $323,318; 1998 -- $405,108)...................     323,753       379,184
  Equity securities, at market (cost: 1999 -- $19,050;
     1998 -- $30,317).......................................      20,326        29,420
  Mortgage loans............................................     559,818       641,568
  Real estate...............................................      26,982        39,468
  Policy loans and premium notes............................     366,046       362,381
  Other invested assets.....................................      22,850         9,428
                                                              ----------    ----------
          Total investments.................................   4,084,931     4,492,391
Cash and cash equivalents...................................      60,253        81,405
Premiums due................................................      11,477        11,754
Investment income due and accrued...........................      74,629        75,729
Deferred policy acquisition costs...........................     850,689       705,183
Reinsurance recoverable.....................................     155,871       152,831
Separate account assets.....................................   3,891,828     3,115,352
Other assets................................................      92,266        73,716
                                                              ----------    ----------
          Total assets......................................  $9,221,944    $8,708,361
                                                              ==========    ==========
LIABILITIES
Policy liabilities:
  Future policyholder benefits..............................  $4,028,813    $4,243,117
  Policyholder funds........................................     146,685       146,948
  Policyholder dividends payable............................      34,738        33,428
  Other policy obligations..................................      20,259        18,321
                                                              ----------    ----------
          Total policy liabilities..........................   4,230,495     4,441,814
Expenses payable............................................      28,763        29,670
Taxes payable...............................................       6,497         6,308
Federal income taxes payable:
  Current...................................................      32,239        30,721
  Deferred..................................................      26,679        57,790
Separate account liabilities................................   3,861,305     3,088,933
Other liabilities...........................................      85,022       118,002
                                                              ----------    ----------
          Total liabilities.................................   8,271,000     7,773,238
                                                              ----------    ----------
COMMITMENTS AND CONTINGENCIES -- NOTE 10
EQUITY
Retained earnings...........................................     995,150       901,158
Accumulated other comprehensive income:
  Net unrealized (depreciation) appreciation on
     securities.............................................     (44,206)       33,965
                                                              ----------    ----------
          Total equity......................................     950,944       935,123
                                                              ----------    ----------
          Total liabilities and equity......................  $9,221,944    $8,708,361
                                                              ==========    ==========

          See accompanying notes to consolidated financial statements.

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)

                                                                 YEARS ENDED DECEMBER 31
                                                             --------------------------------
                                                               1999        1998        1997
                                                             --------    --------    --------
REVENUES
Premiums...................................................  $197,454    $206,376    $220,952
Policy and contract charges................................   156,463     126,282     106,449
Net investment income......................................   332,576     352,690     331,524
Other income...............................................    62,611      55,596      47,520
Net realized (losses) gains on investments.................    (2,037)      6,780       2,360
                                                             --------    --------    --------
          Total revenues...................................   747,067     747,724     708,805
                                                             --------    --------    --------
BENEFITS AND EXPENSES
Policy and contract benefits...............................   224,797     226,802     234,117
Change in future policyholder benefits.....................   112,118     138,001     122,463
Operating expenses.........................................    75,567      82,290      82,310
Amortization of deferred policy acquisition costs..........    80,420      72,926      73,582
Policyholder dividends.....................................    67,595      65,648      65,736
Noninsurance commissions and expenses......................    44,951      35,649      24,962
                                                             --------    --------    --------
          Total benefits and expenses......................   605,448     621,316     603,170
                                                             --------    --------    --------
          Income before income taxes.......................   141,619     126,408     105,635
                                                             --------    --------    --------
Income tax expense (benefit):
  Current..................................................    36,646      46,953      35,971
  Deferred.................................................    10,981      (8,085)      2,613
                                                             --------    --------    --------
          Total income tax expense.........................    47,627      38,868      38,584
                                                             --------    --------    --------
          Net income.......................................  $ 93,992    $ 87,540    $ 67,051
                                                             ========    ========    ========

          See accompanying notes to consolidated financial statements.

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                             (DOLLARS IN THOUSANDS)

                                                                           NET
                                                                        UNREALIZED
                                                                       APPRECIATION
                                                          RETAINED    (DEPRECIATION)     TOTAL
                                                          EARNINGS    ON SECURITIES      EQUITY
                                                          --------    --------------    --------
BALANCE AT JANUARY 1, 1997..............................  $746,567       $ 10,710       $757,277
                                                                                        --------
Comprehensive income
  Net income............................................    67,051             --         67,051
  Other comprehensive income, net of tax:
     Change in unrealized appreciation (depreciation) on
       securities.......................................        --         19,954         19,954
                                                                                        --------

Total comprehensive income..............................                                  87,005
                                                          --------       --------       --------
BALANCE AT DECEMBER 31, 1997............................   813,618         30,664        844,282
                                                                                        --------
Comprehensive income
  Net income............................................    87,540             --         87,540
  Other comprehensive income, net of tax:
     Change in unrealized appreciation (depreciation) on
       securities.......................................        --          3,301          3,301
                                                                                        --------
Total comprehensive income..............................                                  90,841
                                                          --------       --------       --------
BALANCE AT DECEMBER 31, 1998............................   901,158         33,965        935,123
                                                                                        --------
Comprehensive income
  Net income............................................    93,992             --         93,992
  Other comprehensive income, net of tax:
     Change in unrealized appreciation (depreciation) on
       securities.......................................        --        (78,171)       (78,171)
                                                                                        --------
Total comprehensive income..............................                                  15,821
                                                          --------       --------       --------
BALANCE AT DECEMBER 31, 1999............................  $995,150       $(44,206)      $950,944
                                                          ========       ========       ========

          See accompanying notes to consolidated financial statements.

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                     YEARS ENDED DECEMBER 31,
                                                              ---------------------------------------
                                                                 1999           1998          1997
                                                              -----------    -----------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $    93,992    $    87,540    $  67,051
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Interest credited to variable universal life and
    investment products.....................................      105,104        124,693      108,773
  Amortization of deferred policy acquisition costs.........       80,420         72,926       73,582
  Capitalization of deferred policy acquisition costs.......     (124,056)      (140,052)    (127,593)
  Deferred Federal income taxes.............................       10,981         (8,085)       2,613
  Depreciation, amortization and accretion..................       (1,672)          (701)       4,309
  Net realized losses (gains) on investments................        2,037         (6,780)      (2,360)
  Change in investment income due and accrued...............        1,100         (1,732)         215
  Change in premiums due....................................          277          1,206          146
  Change in reinsurance recoverable.........................       (3,040)       346,657       30,838
  Change in policy liabilities and other policyholders'
    funds of traditional life products......................      (57,179)      (342,412)     (44,638)
  Change in other liabilities...............................      (32,980)        20,595       17,172
  Change in current Federal income taxes payable............        1,518         (8,393)       3,786
  Other, net................................................      (15,852)         4,262      (21,206)
                                                              -----------    -----------    ---------
    Net cash provided by operating activities...............       60,650        149,724      112,688
                                                              -----------    -----------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of investments:
  Available for sale securities.............................      190,688        290,037      370,224
  Held to maturity securities...............................           --          4,806           --
  Equity securities.........................................       12,860         27,543        8,288
  Real estate...............................................       17,988         27,740       17,347
  Other invested assets.....................................        6,052         25,080        7,424
Proceeds from maturities of investments:
  Available for sale securities.............................      332,182        348,101      207,455
  Held to maturity securities...............................       58,716         76,483       96,045
  Mortgage loans............................................      154,440        121,076       99,673
Purchases of investments:
  Available for sale securities.............................     (510,808)      (922,201)    (705,348)
  Held to maturity securities...............................       (1,083)       (23,624)     (21,721)
  Equity securities.........................................          (74)       (32,339)      (7,052)
  Mortgage loans............................................      (78,572)      (107,728)     (54,659)
  Real estate...............................................       (1,730)          (856)      (1,823)
  Other invested assets.....................................      (18,633)       (11,342)      (1,807)
Contributions of separate account seed money................       (1,774)       (20,826)          --
Withdrawals of separate account seed money..................           --          1,954           29
Policy loans and premium notes, net.........................       (3,665)        (3,711)        (148)
                                                              -----------    -----------    ---------
    Net cash provided by (used in) investing activities.....      156,587       (199,807)      13,927
                                                              -----------    -----------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Variable universal life and investment product deposits.....      827,800      1,228,552      836,694
Variable universal life and investment product
  withdrawals...............................................   (1,066,189)    (1,107,827)    (994,120)
                                                              -----------    -----------    ---------
    Net cash (used in) provided by financing activities.....     (238,389)       120,725     (157,426)
                                                              -----------    -----------    ---------
    Net change in cash and cash equivalents.................      (21,152)        70,642      (30,811)
Cash and cash equivalents, beginning of year................       81,405         10,763       41,574
                                                              -----------    -----------    ---------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $    60,253    $    81,405    $  10,763
                                                              ===========    ===========    =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the year for income taxes................  $    38,821    $    54,863    $  31,805
                                                              ===========    ===========    =========
  Foreclosure of mortgage loans.............................  $     5,394    $     8,848    $   1,744
                                                              ===========    ===========    =========

          See accompanying notes to consolidated financial statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Provident Mutual Life Insurance Company (Provident Mutual) is organized as a mutual life insurance company.

Provident Mutual's wholly-owned subsidiaries are Providentmutual Life and Annuity Company of America (PLACA), Provident Mutual International Life Insurance Company (PMILIC) and Providentmutual Holding Company (PHC) and, in aggregate, are defined as the "Company."

On October 13, 1998, the Board of Directors of Provident Mutual unanimously approved and adopted a Plan of Conversion (Plan) to reorganize Provident Mutual Life Insurance Company, utilizing a mutual holding company structure.

The Insurance Department of the Commonwealth of Pennsylvania reviewed the Plan and rendered its Decision and Order approving the Plan, subject to certain conditions, on November 6, 1998.

A Special Meeting of policyholders to consider and vote upon the Plan was held on February 9, 1999. Approximately 90% of the voting policyholders approved the Plan.

Subsequent to the Special Meeting, a group of dissident policyholders filed a lawsuit to block the Plan. On February 11, 1999, a Philadelphia Common Pleas Court judge issued an order granting a preliminary injunction blocking the Plan until the Court conducted a hearing. The Company continued to provide information to the Court at hearings held on March 16, 1999 and June 22, 1999. On September 16, 1999, the judge issued a permanent injunction blocking the Plan until certain additional disclosures were made.

On October 29, 1999, the Company announced that it was abandoning the Plan due to practical barriers to completing all of the required steps before the December 31, 1999 deadline mandated in the Pennsylvania Insurance Department's order approving the Plan.

The Company sells individual variable and traditional life insurance products and a variety of individual and group annuity products and maintains a block of direct response-marketed life and health insurance products. The Company distributes its products through a variety of distribution channels, principally career agents, personal producing general agents and brokers. The Company is licensed to operate in 50 states, Puerto Rico and the District of Columbia, each of which has regulatory oversight. Sales in 15 states accounted for 81% of the Company's sales for the year ended December 31, 1999. For many of the life and annuity products, the insurance departments of the states in which the Company conducts business must approve products and policy forms in advance of sales. In addition, selected benefit elements and policy provisions are determined by statutes and regulations in each of these states.

PLACA specializes primarily in the development and sale of various annuity products and sells certain variable and traditional life products, also sold by Provident Mutual, through a personal producing general agency sales force.

PMILIC's business consists of life insurance assumed from Provident Mutual.

PHC is a downstream holding company with two major subsidiaries: Sigma American Corporation (Sigma) and 1717 Capital Management Company (1717CMC). Sigma is a general partner in a joint venture that provides investment advisory, mutual fund distribution, trust and administrative services to a group of mutual funds and other parties. 1717CMC is a full-service broker/dealer, operating on a fully disclosed basis, engaged in the distribution of investment company shares, general securities, and other securities and services. 1717CMC is the principal distributor of variable life insurance policies and variable annuity contracts issued by both Provident Mutual and PLACA.

BASIS OF PRESENTATION

The consolidated financial statements include the accounts of Provident Mutual and its wholly-owned subsidiaries. Intercompany transactions have been eliminated. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). Certain prior year amounts have been reclassified to conform with the current year presentation, including short-term investments reclassified as cash and cash equivalents.

Various entities within the Company prepare financial statements for filing with regulatory authorities in conformity with the accounting practices prescribed or permitted by the Insurance Departments of the Commonwealth of Pennsylvania and the State of Delaware (SAP). Practices under SAP vary from GAAP primarily with respect to the deferral and subsequent amortization of policy acquisition costs, the valuation of policy reserves, the accounting for deferred taxes, the accrual of postretirement benefits, the inclusion of statutory asset valuation and interest maintenance reserves and the establishment of investment valuation allowances.

Statutory net income was $82.1 million, $70.8 million and $58.4 million for the years ended December 31, 1999, 1998 and 1997, respectively. Statutory surplus was $434.2 million and $382.4 million as of December 31, 1999 and 1998, respectively. During 1998, the Company adopted the accounting requirements of the National Association of Insurance Commissioners' codification of statutory accounting principles. The effect of this reduced surplus by $46.8 million.

The preparation of the accompanying consolidated financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

The Company is subject to interest rate risk to the extent its investment portfolio cash flows are not matched to its insurance liabilities. Management believes it manages this risk through modeling of the cash flows under reasonable scenarios.

INVESTED ASSETS

Fixed maturity securities (bonds) which may be sold are designated as "available for sale" and are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in equity, net of related Federal income taxes and amortization of deferred policy acquisition costs. Fixed maturity securities that the Company has the intent and ability to hold to maturity are designated as "held to maturity" and are reported at amortized cost.

Equity securities (common and preferred stocks) are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in equity, net of related Federal income taxes and amortization of deferred policy acquisition costs.

Fixed maturity and equity securities that have experienced an other than temporary decline in value are written down to fair value by a charge to realized losses. This fair value becomes the new cost basis of the particular security.

Mortgage loans are carried at unpaid principal balances, less impairment reserves. For mortgage loans considered impaired, a specific reserve is established. A general reserve is also established for probable losses arising from the portfolio but not attributable to specific loans. Mortgage loans are considered impaired when it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. Upon impairment, a reserve is established for the difference between the unpaid principal of the mortgage loan and its fair value. Fair value is based on either the present value of expected future cash flows discounted at the mortgage loan's effective interest rate or the fair value of the underlying collateral. Changes in the reserve are credited (charged) to operations. Reserves totaled $11.2 million and $10.7 million at December 31, 1999 and 1998, respectively.

Policy loans are reported at unpaid principal balances.

Real estate occupied by the Company is carried at cost less accumulated depreciation. Foreclosed real estate is carried at the lower of cost or fair market value, less encumbrances. The straight line method of depreciation is used for real estate occupied by the Company.

Other invested assets consist primarily of real estate joint ventures carried on the equity basis and limited partnerships carried at the lower of cost or fair market value. The Company receives preferred returns and interest on loans/capital advances made to the real estate joint ventures.

Cash and cash equivalents include cash and all highly liquid investments with a maturity of three months or less when purchased, reduced by the amount of outstanding checks.

It is the Company's policy to use derivatives (exchange-traded or over-the-counter financial instruments whose value is based upon or derived from a specific underlying index or commodity) for the purpose of reducing exposure to interest rate fluctuations, but not for income generation or speculative purposes. Derivatives utilized by the Company are long and short positions on United States Treasury notes and bond futures and certain interest rate swaps.

The net interest effect of futures transactions is settled on a daily basis. Cash paid or received is recorded daily, along with a receivable/payable, to settle the futures contract prior to the contract termination. The receivable/payable is carried until the contract is terminated and the remaining balance is included in either net investment income or realized gain or loss. Upon termination of a futures contract that is identified to a specific security, any gain or loss is deferred and amortized to net investment income over the expected remaining life of the hedged security. If the futures contract is not identified to a specific security, any gain or loss on termination is reported as a realized gain or loss.

Interest rate swaps are settled on the contract date. Cash paid or received is reported as an adjustment to net investment income.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities". This Statement requires that all derivatives be recorded at fair value in the statement of financial condition as either assets or liabilities. The accounting for changes in the fair value of a derivative depends on its intended use and its resulting designation. This Statement is effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of SFAS No. 133", which changed the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. The Company plans to adopt the provisions of SFAS No. 133 effective January 1, 2001. The Company is currently reviewing SFAS No. 133 and has not yet determined its impact on the consolidated financial statements.

Effective January 1, 1999, the Company adopted Statement of Position (SOP) No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 provides guidance for determining measurement and recognition of a liability or an asset for insurance-related assessments. The adoption of SOP 97-3 did not have a material effect on the results of operations or the financial position of the Company.

BENEFIT RESERVES AND POLICYHOLDER CONTRACT DEPOSITS

Traditional Life Insurance Products

Traditional life insurance products include those contracts with fixed and guaranteed premiums and benefits, and consist principally of whole life and term insurance policies, limited-payment life insurance policies and certain annuities with life contingencies. Most traditional life insurance policies are participating. In addition to guaranteeing benefits, they pay dividends, as declared annually by the Company based on experience.

Reserves on traditional life insurance products are calculated by using the net level premium method. For participating traditional life insurance policies, reserve assumptions are based on mortality rates consistent with those underlying the cash values and investment rates consistent with the Company's dividend practices. For most such policies, reserves are based on the 1958 or 1980 Commissioners' Standard Ordinary (CSO) mortality tables at interest rates ranging from 3.5% to 4.5%.

Variable Life and Investment-Type Products

Variable life products include fixed premium variable life and flexible premium variable universal life. Investment-type products consist primarily of guaranteed investment contracts (GICs) and single premium and flexible premium annuity contracts.

Benefit reserves and policyholder contract deposits on these products are determined following the retrospective deposit method and consist of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

PREMIUMS, CHARGES AND BENEFITS

Traditional Life Insurance and Accident and Health Insurance Products

Premiums for individual life policies are recognized when due; premiums for accident and health and all other policies are reported as earned proportionately over their policy terms.

Benefit claims (including an estimated provision for claims incurred but not reported), benefit reserve changes, and expenses (except those deferred) are charged to income as incurred.

Variable Life and Investment-Type Products

Revenues for variable life and investment-type products consist of policy charges for the cost of insurance, policy initiation, administration and surrenders during the period. Premiums received and the accumulated value portion of benefits paid are excluded from the amounts reported in the consolidated statements of operations. Expenses include interest credited to policy account balances and benefit payments made in excess of policy account balances. Many of these policies are variable life or variable annuity policies, in which investment performance credited to the account balance is based on the investment performance of separate accounts chosen by the policyholder. For other policies, the account balances were credited at interest rates which ranged from 4.5% to 8.23%, in 1999.

Deferred Policy Acquisition Costs

The costs that vary with and are directly related to the production of new business have been deferred to the extent deemed recoverable. Such costs include commissions and certain costs of underwriting, policy issue and marketing.

Deferred policy acquisition costs on traditional participating life insurance policies are amortized in proportion to the present value of expected gross margins. Gross margins include margins from mortality, investments and expenses, net of policyholder dividends. Expected gross margins are redetermined regularly, based on actual experience and current assumptions of mortality, persistency, expenses, and investment experience. The average investment yields, before realized capital gains and losses, in the calculation of expected gross margins were 8.0% for 1999, 8.25% for 1998 and 8.0% for 1997.

Deferred policy acquisition costs for variable life and investment-type products are amortized in relation to the incidence of expected gross profits, including realized investment gains and losses, over the expected lives of the policies.

Deferred policy acquisition costs are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of deferred policy acquisition costs of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the deferred acquisition cost asset that would result from the realization of unrealized gains (losses) is recognized through an offset to Other Comprehensive Income as of the balance sheet date.

CAPITAL GAINS AND LOSSES

Realized capital gains and losses on sales of investments are based upon specific identification of the investments sold. A realized capital loss is recorded at the time a decline in the value of an investment is determined to be other than temporary.

POLICYHOLDER DIVIDENDS

Annually, the Board of Directors declares the amount of dividends to be paid to participating policyholders in the following calendar year. Dividends are earned by the policyholders ratably over the policy year. Dividends are included in the accompanying consolidated financial statements as a liability and as a charge to operations.

REINSURANCE

Premiums, benefits and expenses are recorded net of experience refunds, reserve adjustments and amounts assumed from or ceded to reinsurers, including commission and expense allowances.

SEPARATE ACCOUNTS

Separate account assets and liabilities reflect segregated funds administered and invested by the Company for the benefit of variable life insurance policyholders, variable annuity contractholders and several of the Company's retirement plans.

The contractholders/policyholders bear the investment risk on separate account assets except in instances where the Company guarantees a fixed return and on the Company's seed money. The separate account assets are carried at fair value.

For guaranteed contracts, the separate account assets and liabilities are carried at historical cost. The guaranteed contracts are maintained in a separate account for statutory purposes. Due to the guaranteed return, this separate account is included in the general account assets and liabilities for GAAP purposes.

FEDERAL INCOME TAXES
Deferred income tax assets and liabilities have been recorded for temporary differences between the reported amounts of assets and liabilities in the accompanying consolidated financial statements and those in the Company's income tax returns.

2.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the fair values and carrying values of the Company's financial instruments at December 31, 1999 and 1998 (in millions):

                                             DECEMBER 31, 1999       DECEMBER 31, 1998
                                            --------------------    --------------------
                                              FAIR      CARRYING      FAIR      CARRYING
                                             VALUE       VALUE       VALUE       VALUE
                                            --------    --------    --------    --------
ASSETS
Fixed maturities:
  Available for sale......................  $2,765.2    $2,765.2    $3,030.9    $3,030.9
  Held to maturity........................  $  323.3    $  323.8    $  405.1    $  379.2
Equity securities.........................  $   20.3    $   20.3    $   29.4    $   29.4
Mortgage loans............................  $  557.3    $  559.8    $  697.2    $  641.6
LIABILITIES FOR INVESTMENT-TYPE INSURANCE
  CONTRACTS
Guaranteed interest contracts.............  $  100.5    $  100.6    $  178.6    $  172.3
Group annuities...........................  $1,718.8    $1,740.9    $1,596.4    $1,595.9
Supplementary contracts without life
  contingencies...........................  $   28.3    $   28.6    $   30.4    $   29.8
Individual annuities......................  $2,028.9    $2,085.1    $1,907.1    $1,961.8

The underlying investment risk of the Company's variable life and variable annuity contracts is assumed by the policyholder. These reserve liabilities are primarily reported in the separate accounts. The liabilities in the separate accounts are recorded at amounts equal to the related assets at fair value.

Fair values for the Company's insurance contracts other than investment-type contracts are not required to be disclosed under SFAS No. 107, "Disclosures about Fair Value of Financial Instruments." However, the estimated fair value and future cash flows of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The estimated fair value of all assets without a corresponding revaluation of all liabilities associated with insurance contracts can be misinterpreted.

The following notes summarize the major methods and assumptions used in estimating the fair values of financial instruments:

INVESTMENT SECURITIES

Bonds, common stocks and preferred stocks are valued based upon quoted market prices, where available. If quoted market prices are not available, as in the case of private placements, fair values are based on quoted market prices of comparable instruments (see Note 3).

MORTGAGE LOANS

Mortgage loans are valued using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. For mortgage loans classified as nonperforming, the fair value was set equal to the lesser of the unpaid principal balance or the market value of the underlying property.

POLICY LOANS

Policy loans are issued with either fixed or variable interest rates, depending upon the terms of the policies. For those loans with fixed rates, the interest rates range from 5% to 8%. For loans with variable interest rates, the interest rates are primarily adjusted quarterly based upon changes in a corporate bond index. Future cash flows of policy loans are uncertain and difficult to predict. As a result, management deems it impractical to calculate the fair value of policy loans.

GUARANTEED INTEREST CONTRACTS

The fair value of GIC liabilities is based upon discounted future cash flows. Contract account balances are accumulated to the maturity dates at the guaranteed rate of interest. Accumulated values are discounted using interest rates for which liabilities with similar durations could be sold. The statement value and fair value of the assets backing up the guaranteed interest contract liabilities were $102.0 million and $101.9 million, respectively, at December 31, 1999 and $172.5 million and $175.9 million, respectively, at December 31, 1998.

GROUP ANNUITIES

The fair value of group annuities is primarily based upon termination value, which is calculated by applying contractual market value adjustments to the account balances. For those contracts not subject to market value adjustments at termination, book value represents fair value.

INDIVIDUAL ANNUITIES AND SUPPLEMENTARY CONTRACTS

The fair value of individual annuities and supplementary contracts without life contingencies is based primarily on surrender values. For those individual annuities and supplementary contracts that are not surrenderable, discounted future cash flows are used for calculating fair value.

POLICYHOLDER DIVIDENDS AND ACCUMULATIONS

The policyholders' dividend and accumulation liabilities will ultimately be settled in cash, applied toward the payment of premiums, or left on deposit with the Company at interest. Management deems it impractical to calculate the fair value of these liabilities due to valuation difficulties involving the uncertainties of final settlement.

3.  MARKETABLE SECURITIES

The amortized cost, gross unrealized gains and losses and estimated fair value of investments in fixed maturity securities and equity securities as of December 31, 1999 and 1998 are as follows (in millions):

                                                                   DECEMBER 31, 1999
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
AVAILABLE FOR SALE                                   COST         GAINS         LOSSES        VALUE
------------------                                 ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........  $   46.9       $   .4        $   .7      $   46.6
Obligations of states and political
  subdivisions...................................      41.6           .6            .5          41.7
Debt securities issued by foreign governments....       1.0           --            --           1.0
Corporate securities.............................   2,556.7         20.8         151.4       2,426.1
Mortgage-backed securities.......................     257.9          2.1          10.2         249.8
                                                   --------       ------        ------      --------
Subtotal -- fixed maturities.....................   2,904.1         23.9         162.8       2,765.2
Equity securities................................      19.0          2.6           1.3          20.3
                                                   --------       ------        ------      --------
     Total.......................................  $2,923.1       $ 26.5        $164.1      $2,785.5
                                                   ========       ======        ======      ========

                                                                   DECEMBER 31, 1999
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
HELD TO MATURITY                                     COST         GAINS         LOSSES        VALUE
----------------                                   ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........  $   13.4       $    3        $   --      $   13.7
Obligations of states and political
  subdivisions...................................       6.4           .2            .2           6.4
Debt securities issued by foreign governments....       6.0           .2            --           6.2
Corporate securities.............................     294.5          5.3           6.3         293.5
Mortgage-backed securities.......................       3.5           --            --           3.5
                                                   --------       ------        ------      --------
     Total.......................................  $  323.8       $  6.0        $  6.5      $  323.3
                                                   ========       ======        ======      ========

                                                                   DECEMBER 31, 1998
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
AVAILABLE FOR SALE                                   COST         GAINS         LOSSES        VALUE
------------------                                 ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........  $   41.7       $  1.7        $   --      $   43.4
Obligations of states and political
  subdivisions...................................      57.8          2.9            --          60.7
Debt securities issued by foreign governments....       1.0           .1            --           1.1
Corporate securities.............................   2,537.1        124.4          33.3       2,628.2
Mortgage-backed securities.......................     287.1         11.0            .6         297.5
                                                   --------       ------        ------      --------
Subtotal -- fixed maturities.....................   2,924.7        140.1          33.9       3,030.9
Equity securities................................      30.3          1.8           2.7          29.4
                                                   --------       ------        ------      --------
     Total.......................................  $2,955.0       $141.9        $ 36.6      $3,060.3
                                                   ========       ======        ======      ========

                                                                   DECEMBER 31, 1998
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
HELD TO MATURITY                                     COST         GAINS         LOSSES        VALUE
----------------                                   ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........  $   16.7       $  1.5        $   --      $   18.2
Obligations of states and political
  subdivisions...................................       7.9           .7            .1           8.5
Debt securities issued by foreign governments....       6.2          1.0            --           7.2
Corporate securities.............................     339.6         22.4            .2         361.8
Mortgage-backed securities.......................       8.8           .6            --           9.4
                                                   --------       ------        ------      --------
     Total.......................................  $  379.2       $ 26.2        $   .3      $  405.1
                                                   ========       ======        ======      ========

The amortized cost and estimated fair value of fixed maturity securities at December 31, 1999, by contractual maturity, are as follows (in millions):

                            AMORTIZED   ESTIMATED
AVAILABLE FOR SALE            COST      FAIR VALUE
------------------          ---------   ----------
Due in one year or less...  $  146.5     $  146.8
Due after one year through
  five years..............     766.8        759.0
Due after five years
  through ten years.......     687.2        660.2
Due after ten years          1,303.6      1,199.2
                            --------     --------
     Total................  $2,904.1     $2,765.2
                            ========     ========

                            AMORTIZED   ESTIMATED
HELD TO MATURITY              COST      FAIR VALUE
----------------            ---------   ----------
Due in one year or less...   $ 24.7       $ 24.8
Due after one year through
  five years..............    109.2        109.4
Due after five years
  through ten years.......    110.8        112.7
Due after ten years.......     79.1         76.4
                             ------       ------
     Total................   $323.8       $323.3
                             ======       ======

Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are included based on their contractual maturity.

Realized gains (losses) on investments for the years ended December 31, 1999, 1998 and 1997 are summarized as follows (in millions):

                           1999    1998    1997
                           -----   -----   -----
Fixed maturities.........  $(9.0)  $(9.2)  $ 7.9
Equity securities........    1.5     2.8    (3.8)
Mortgage loans...........     --      .7     1.1
Real estate..............    (.6)    6.6    (2.2)
Other invested assets....    6.1     8.9     (.6)
Other assets.............     --    (3.0)     --
                           -----   -----   -----
     Total...............  $(2.0)  $ 6.8   $ 2.4
                           =====   =====   =====

During 1998, the Company sold held to maturity securities with an amortized cost of $5.6 million, resulting in a realized loss of $.8 million. The securities were sold in response to significant deterioration in the creditworthiness of the issuers.

Net unrealized (depreciation) appreciation on available for sale securities as of December 31, 1999 and 1998 is summarized as follows (in millions):

                                1999      1998
                               -------   ------
Net unrealized (depreciation)
  appreciation before
  adjustments for the
  following:.................  $(137.6)  $105.3
  Amortization of deferred
     policy acquisition
     costs...................     69.6    (53.0)
  Deferred Federal income
     taxes...................     23.8    (18.3)
                               -------   ------
Net unrealized (depreciation)
  appreciation...............  $ (44.2)  $ 34.0
                               =======   ======

Net investment income, by type of investment, is as follows for the years ending December 31, 1999, 1998 and 1997 (in millions):

                         1999     1998     1997
                        ------   ------   ------
Gross investment
  income:
Fixed maturities:
  Available for
     sale.............  $222.9   $225.2   $201.2
  Held to maturity....    30.6     34.4     39.6
Equity securities.....      .2       .5       .8
Mortgage loans........    53.9     59.1     62.9
Real estate...........     5.3      6.6     10.7
Policy loans and
  premium notes.......    23.9     24.2     23.4
Other invested
  assets..............     7.3     15.3      8.0
Cash and cash
  equivalents.........     2.3      3.3      2.5
Other, net............      .1       --      (.2)
                        ------   ------   ------
                         346.5    368.6    348.9
Less investment
  expenses............   (13.9)   (15.9)   (17.4)
                        ------   ------   ------
Net investment
  income..............  $332.6   $352.7   $331.5
                        ======   ======   ======

On May 13, 1998, the Company purchased two structured notes at par value totaling $55 million for settlement on June 2, 1998. The notes were acquired from separate unaffiliated issuers and were categorized as available for sale. The notes carried opposite interest rate characteristics and were reset on June 29, 1998 as a result of the 10-year USD swap rate being less than the trigger rate of 6.14%. The notes were accounted for as separate notes in accordance with the provisions of FASB Emerging Issues Task Force (EITF) Issue No. 96-12, "Recognition of Interest Income and Balance Sheet Classification of Structured Notes".

The note with a par value of $32 million and a stated coupon rate of 5.777% was reset to a coupon rate of 11.554%. Interest earned on this note during 1998 was $.1 million for 27 days at 5.777% and $1.9 million for 185 days at 11.554%.

A note with a par value of $23 million and a stated coupon rate of 5.878% was reset to a coupon rate of 0% and was sold on June 29, 1998 at a loss of $10.6 million. Interest earned on this note during 1998 was $.1 million for 27 days at 5.878%.

The unrealized gain on the remaining note is $5.5 million at December 31, 1999. Interest earned on this note during 1999 was $3.7 million.

In November 1998, the EITF released Issue No. 98-15, "Structured Notes Acquired for a Specified Investment Strategy", which requires that structured notes transactions entered into after September 24, 1998 be accounted for as a unit. If the Company had accounted for the notes as a unit, the realized loss of $10.6 million would have been reversed and applied as an adjustment to the cost of the remaining note. Interest earned for 1998 on both notes would have totaled $1.5 million. Interest earned over the lives of the notes would be $8.7 million less had the notes been accounted for as a unit.

4.  MORTGAGE LOANS

The carrying value of impaired loans was $14.2 million and $33.9 million, which are net of reserves of $3.2 million and $4.3 million as of December 31, 1999 and 1998, respectively.

A reconciliation of the reserve balance, including general reserves, for mortgage loans for 1999 and 1998 is as follows (in millions):

                               1999     1998
                               -----    -----
BALANCE AT JANUARY 1.........  $10.7    $13.1
Provision, net of
  recoveries.................     .5      (.6)
Releases due to
  foreclosure................     --     (1.8)
                               -----    -----
BALANCE AT DECEMBER 31.......  $11.2    $10.7
                               =====    =====

The average recorded investment in impaired loans was $27.8 million and $46.3 million during 1999 and 1998, respectively. Interest income recognized on impaired loans during 1999, 1998 and 1997 was $1.7 million, $3.9 million and $4.9 million, respectively. All interest income on impaired loans was recognized on the cash basis.

5.  REAL ESTATE

Real estate holdings are as follows at December 31, 1999 and 1998 (in millions):

                               1999     1998
                               -----    -----
Occupied by the Company......  $19.2    $31.1
Foreclosed...................    7.8      8.2
Investment...................     --       .2
                               -----    -----
     Total...................  $27.0    $39.5
                               =====    =====

Depreciation expense was $1.0 million, $1.8 million and $3.0 million for the years ended December 31, 1999, 1998 and 1997, respectively. Accumulated depreciation for real estate totaled $4.5 million and $6.9 million at December 31, 1999 and 1998, respectively. Permanent impairment writedowns were $.9 million, $.5 million and $6.1 million for the years ended December 31, 1999, 1998 and 1997, respectively.

In December 1999, a real estate property occupied by the Company with a carrying value of $12.3 million was sold, resulting in a gain of $.3 million.

6.  DEFERRED POLICY ACQUISITION COSTS

A reconciliation of the deferred policy acquisition cost (DAC) asset for 1999, 1998 and 1997 is as follows (in millions):

                         1999     1998     1997
                        ------   ------   ------
BALANCE AT JANUARY
  1...................  $705.2   $629.6   $602.6
Expenses deferred.....   124.1    140.1    127.6
Amortization of DAC...   (80.4)   (72.9)   (73.6)
Effect on DAC from
  unrealized losses
  (gains).............   101.8      8.4    (27.0)
                        ------   ------   ------
BALANCE AT DECEMBER
  31..................  $850.7   $705.2   $629.6
                        ======   ======   ======

7.  BENEFIT PLANS
The Company maintains a qualified defined benefit pension plan and several nonqualified defined benefit, supplemental executive retirement, excess benefit and deferred compensation plans. In addition, the Company maintains other postretirement benefit plans which include medical benefits for retirees and their spouses (and Medicare part B reimbursement for certain retirees) and retiree life insurance.

The following tables present a reconciliation of the changes in the plans' benefit obligations and fair value of assets for the years ended December 31, 1999 and 1998, as well as, the funded status as of December 31, 1999 and 1998 (in millions):

                                                  PENSION BENEFITS     OTHER BENEFITS
                                                  ----------------    ----------------
                                                   1999      1998      1999      1998
                                                  ------    ------    ------    ------
CHANGE IN BENEFIT OBLIGATION
Net benefit obligation at beginning of year.....  $116.7    $116.6    $ 28.4    $ 29.8
Service cost....................................     3.7       4.5        .3        .5
Interest cost...................................     7.7       7.8       1.9       1.9
Plan participants' contributions................      --        --        .4        .1
Plan amendments.................................     1.4        .4        --        --
Actuarial (gain) loss...........................     4.0      (3.2)     (4.2)     (1.9)
Settlements.....................................   (13.4)       --        --        --
Gross benefits paid.............................   (21.7)     (9.4)     (2.3)     (2.1)
                                                  ------    ------    ------    ------
Net benefit obligation at end of year...........    98.4     116.7      24.5      28.3
                                                  ------    ------    ------    ------

                                                  PENSION BENEFITS     OTHER BENEFITS
                                                  ----------------    ----------------
                                                   1999      1998      1999      1998
                                                  ------    ------    ------    ------
CHANGE IN PLAN ASSETS
Fair value of plan assets at beginning of
  year..........................................   182.4     165.8        --        --
Actual return on plan assets....................    26.6      26.8        --        --
Employer contributions..........................      --        --       1.4       1.7
401(h) transfer.................................    (1.4)     (1.7)       --        --
Gross benefits paid.............................   (16.6)     (8.5)     (1.4)     (1.7)
                                                  ------    ------    ------    ------
Fair value of plan assets at end of year........   191.0     182.4        --        --
                                                  ------    ------    ------    ------
Funded status...................................    92.6      65.7     (24.5)    (28.3)
Unrecognized actuarial gain.....................   (53.9)    (41.2)    (20.0)    (17.0)
Unrecognized prior service cost.................     4.9       3.9       6.1       6.5
Unrecognized net transition asset...............   (11.7)    (15.7)       --        --
                                                  ------    ------    ------    ------
Net amount recognized...........................  $ 31.9    $ 12.7    $(38.4)   $(38.8)
                                                  ======    ======    ======    ======

The following table presents the amounts recognized in the consolidated statements of financial condition as of December 31, 1999 and 1998 (in millions):

                                                  PENSION BENEFITS     OTHER BENEFITS
                                                  ----------------    ----------------
                                                   1999      1998      1999      1998
                                                  ------    ------    ------    ------
Prepaid benefit cost............................  $ 42.6    $ 24.0    $   --    $   --
Accrued benefit liability.......................   (10.7)    (11.3)    (38.4)    (38.8)
Additional minimum liability....................     (.8)     (1.8)       --        --
Intangible asset................................      .8       1.8        --        --
                                                  ------    ------    ------    ------
Net amount recognized...........................  $ 31.9    $ 12.7    $(38.4)   $(38.8)
                                                  ======    ======    ======    ======

The components of net periodic benefit (income) cost for the years ended December 31, 1999, 1998 and 1997 are as follows (in millions):

                                         PENSION BENEFITS            OTHER BENEFITS
                                    --------------------------    ---------------------
                                     1999      1998      1997     1999     1998    1997
                                    ------    ------    ------    -----    ----    ----
Service cost......................  $  4.3    $  4.5    $  4.3    $  .3    $ .5    $ .5
Interest cost.....................     7.6       7.8       8.3      1.9     1.9     2.0
Expected return on assets.........   (16.1)    (14.6)    (13.0)      --      --      --
Amortization of:
  Transition asset................    (1.9)     (1.9)     (1.9)      --      --      --
  Prior service cost..............      .3        .3        .3       .4      .4      .4
  Actuarial (gain) loss...........    (3.3)      (.9)      (.1)    (1.1)    (.9)    (.8)
  Settlement credit...............    (5.8)       --        --       --      --      --
                                    ------    ------    ------    -----    ----    ----
Net periodic benefit (income)
  cost............................  $(14.9)   $ (4.8)   $ (2.1)   $ 1.5    $1.9    $2.1
                                    ======    ======    ======    =====    ====    ====

During 1999, in certain of the Company's defined benefit plans, lump-sum cash payments elected by employees exceeded the sum of the periodic service cost and interest cost of the related plans. The lump-sum amounts are reflected as "settlements" in the change in benefit obligation table above. Because of this circumstance, the Company amortized additional amounts of the unrecognized actuarial gains and the unamortized transition asset, in accordance with SFAS 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits." Pretax income of $5.8 million resulted from additional amortization and is reflected as a "settlement credit" in the pension benefits table above.

The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $14.3 million, $10.4 million, and $0, respectively, at December 31, 1999, and were $15.9 million, $13.1 million, and $0, respectively, at December 31, 1998.

Assumed health care cost trend rates have a significant effect on the amounts reported for the medical plan. A 1% change in assumed health care cost trend rates would have the following effects (in millions):

                                                              1% INCREASE    1% DECREASE
                                                              -----------    -----------
Effect on total of service and interest cost components of
  net periodic postretirement benefit cost..................     $ .1           $ (.1)
Effect on the health care component of the accumulated
  postretirement benefit obligation.........................     $1.3           $(1.2)

The following weighted-average assumptions were used in the measurement of the Company's benefit obligations as of December 31, 1999 and 1998:

                                                            PENSION
                                                            BENEFITS      OTHER BENEFITS
                                                          ------------    --------------
                                                          1999    1998    1999     1998
                                                          ----    ----    -----    -----
Discount rate...........................................  7.75%   6.75%   7.75%    6.75%
Expected return on plan assets..........................   9.0%    9.0%    N/A      N/A
Rate of compensation increase...........................  4.75%   4.75%   4.75%    4.75%

Effective July 1, 1999, the Company increased its discount rate to 7.5% from 6.75% at January 1, 1999. Effective December 31, 1999, the Company increased its discount rate to 7.75%.

A 5.5% annual rate of increase in the cost of covered health care benefits was assumed for 1999, decreasing to an ultimate trend of 5.1% in 2001.

In January 1991, the Company established a retiree health account under the provisions of Section 401(h) of the Internal Revenue Code. In 1999, 1998 and 1997, the Company transferred $1.4 million, $1.7 million and $1.6 million of excess assets from the defined benefit pension plan to pay for 1999, 1998 and 1997 qualified retiree health benefits, respectively.

The Company also provides a funded noncontributory defined contribution plan that covers substantially all of its agents and a contributory defined contribution plan qualified under section 401(k) of the Internal Revenue Code. The pension cost of the defined contribution plans was $3.5 million, $3.4 million, and $3.4 million for the years ended December 31, 1999, 1998 and 1997, respectively.

8.  FEDERAL INCOME TAXES

The Company files a consolidated Federal income tax return with its life insurance and non-insurance subsidiaries. The life companies' tax provisions include an equity tax.

The provision for Federal income taxes from operations differs from the normal relationship of Federal income tax to pretax income as follows (in millions):

                         YEAR ENDED DECEMBER 31,
                        -------------------------
                         1999      1998     1997
                        -------   ------   ------
Federal income tax at
  statutory rate.....   $ 49.6    $44.2    $37.0
  Current year equity
     tax.............      9.0      6.3      8.8
  True down of prior
     years' equity
     tax.............    (10.0)    (7.0)    (8.0)
  Tax settlement.....       --     (4.7)      --
  Other..............     (1.0)      .1       .8
                        ------    -----    -----
Provision for Federal
  income tax from
  operations.........   $ 47.6    $38.9    $38.6
                        ======    =====    =====

In 1998, the Company settled certain open tax years with the IRS, which resulted in the reduction of income tax expense by $4.7 million.

Deferred income tax assets and liabilities reflect the income tax effects of cumulative temporary differences between the reported values of assets and liabilities for financial statement purposes and income tax return purposes. Components of the Company's net deferred income tax liability are as follows at December 31, 1999 and 1998 (in millions):

                                1999     1998
                               ------   ------
DEFERRED TAX LIABILITY
Deferred policy acquisition
  costs......................  $223.7   $214.2
Prepaid pension asset........    15.3      8.4
Net unrealized gain on
  available for sale
  securities.................      --     18.3
                               ------   ------
     Total deferred tax
       liability.............   239.0    240.9
                               ------   ------

                                1999     1998
                               ------   ------
DEFERRED TAX ASSET
Reserves.....................   145.1    145.8
Net unrealized loss on
  available for sale
  securities.................    23.8       --
Employee benefit accruals....    19.0     18.2
Invested assets..............     7.4      6.4
Policyholder dividends.......     8.7      8.2
Other........................     8.3      4.5
                               ------   ------
     Total deferred tax
       asset.................   212.3    183.1
                               ------   ------
Net deferred tax liability...  $ 26.7   $ 57.8
                               ======   ======

The Company's Federal income tax returns have been audited through 1995. All years through 1985 are closed. Years 1986 through 1995 have been audited and are closed with the exception of several issues for which claims for refund have been filed. Years 1996 and subsequent remain open. In the opinion of management, adequate provision has been made for the possible effect of potential assessments related to prior years' taxes.

9.  REINSURANCE

In the normal course of business, the Company assumes risks from and cedes certain parts of its risks to other insurance companies. The primary purpose of ceded reinsurance is to limit losses from large exposures. For life insurance, the Company retains no more than $1.5 million on any single life.

Reinsurance contracts do not relieve the Company of its obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, the Company would be liable for these obligations. The Company evaluates the financial condition of its reinsurers and limits its exposure to any one reinsurer.

On January 1, 1998, the Company terminated its reinsurance agreement with Metropolitan Life Insurance Company (Metropolitan). Prior to 1998, the Company had ceded 65 percent of the premiums and reserves related to its single premium deferred annuity (SPDA) product to Metropolitan. The Company recaptured $352.7 million in reserves and received cash totaling $343.7 million.

The tables below highlight the amounts shown in the accompanying consolidated financial statements which are net of reinsurance activity (in millions):

                                                     CEDED TO      ASSUMED
                                          GROSS        OTHER      FROM OTHER       NET
                                         AMOUNT      COMPANIES    COMPANIES      AMOUNT
                                        ---------    ---------    ----------    ---------
DECEMBER 31, 1999:
Life insurance in force...............  $42,853.8    $9,866.6       $137.5      $33,124.7
                                        =========    ========       ======      =========
Premiums..............................  $   209.5    $   12.7       $   .7      $   197.5
                                        =========    ========       ======      =========
Future policyholder benefits..........  $ 4,028.8    $  155.9       $  2.7      $ 3,875.6
                                        =========    ========       ======      =========
DECEMBER 31, 1998:
Life insurance in force...............  $40,139.8    $8,550.4       $167.4      $31,756.8
                                        =========    ========       ======      =========
Premiums..............................  $   217.1    $   14.2       $  3.5      $   206.4
                                        =========    ========       ======      =========
Future policyholder benefits..........  $ 4,243.1    $  152.8       $  3.1      $ 4,093.4
                                        =========    ========       ======      =========
DECEMBER 31, 1997:
Life insurance in force...............  $36,961.7    $7,549.1       $238.6      $29,651.2
                                        =========    ========       ======      =========
Premiums..............................  $   232.7    $   15.0       $  3.2      $   220.9
                                        =========    ========       ======      =========
Future policyholder benefits..........  $ 4,344.6    $  499.5       $  3.9      $ 3,849.0
                                        =========    ========       ======      =========

10.  COMMITMENTS AND CONTINGENCIES

LEASES

The Company leases office space, data processing equipment and certain other furniture and equipment under operating leases expiring on various dates between 2000 and 2009. Most of the leases contain renewal and purchase options based on prevailing fair market values.

Future minimum rental payments required and related sublease rentals receivable under non-cancelable operating leases in effect at December 31, 1999, and which have initial or remaining terms of one year or more, are summarized as follows (in millions):

                                       SUBLEASE
                           RENTAL      RENTALS
                          PAYMENTS    RECEIVABLE
YEAR ENDING DECEMBER 31:  --------    ----------
2000....................   $13.5         $ .5
2001....................    11.3           .2
2002....................     9.8           .1
2003....................     7.5           --
2004....................     5.4           --
Thereafter..............    16.8           --
                           -----         ----
     Total..............   $64.3         $ .8
                           =====         ====

Total related rent expense was $11.2 million, $13.6 million and $12.7 million in 1999, 1998 and 1997, respectively, which was net of sublease income of $.5 million, $2.6 million and $1.9 million in 1999, 1998 and 1997, respectively.

During 1998, the Company recorded a charge to income for the amount of $3.0 million for the termination of a lease obligation for furniture and equipment.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its borrowers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include investment commitments related to its interests in real estate and mortgage loans, financial guarantees of indebtedness, marketable securities lending and interest rate futures contracts. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated statements of financial condition.

At December 31, 1999, the Company had outstanding mortgage loan, real estate and limited partnership commitments of approximately $27.6 million. The mortgage loan commitments, which expire through December 2000, totaled $23.0 million and were issued during 1999 at interest rates consistent with rates applicable on December 31, 1999. As a result, the fair value of these commitments approximates the face amount.

Derivatives are used for hedging existing bonds (including cash reserves) against adverse price or interest rate movements and for fixing liability costs at the time of product sales. The Company had no hedge activity in 1999. The Company closed out hedge positions consisting of 939 treasury futures contracts with a dollar value of $108.8 million in 1998 and 239 treasury futures contracts with a dollar value of $25.2 million in 1997. There were no gains (losses) generated from the hedge positions for the year ended December 31, 1999. The approximate net gains (losses) generated from the hedge positions were $.1 million for the year ended December 31, 1998 and $(.1) million for the year ended December 31, 1997. There were no open hedge positions at December 31, 1999 or 1998.

The Company uses interest rate swaps to synthetically convert a floating rate bond into a fixed rate bond and thereby match fixed rate liabilities. The Company had no swaps outstanding as of December 31, 1999 or 1998.

Periodically, the Company enters securities lending agreements to earn additional investment income on its securities. The borrower must provide cash collateral prior to or at the inception of the loan. For bonds, cash collateral totaling 105% of market value plus accrued interest is required. For equities, cash collateral totaling 105% of market value is required. There were no securities lending positions at December 31, 1999.

INVESTMENT PORTFOLIO CREDIT RISK

Bonds

The Company's bond investment portfolio is predominately comprised of investment grade securities. At December 31, 1999 and 1998, approximately $266.6 million and $210.4 million, respectively, in debt security investments (8.3% and 6.4%, respectively, of the total debt security portfolio) were considered "below investment grade." During 1999, the Company increased its allocation of assets to "below investment grade" securities. Securities are classified as "below investment grade" primarily by utilizing rating criteria established by independent bond rating agencies.

Debt security investments with a carrying value at December 31, 1999 of $3.6 million were non-income producing for the year ended December 31, 1999.

The Company had debt security investments in the financial services industry at both December 31, 1999 and 1998 that exceeded 5% of total assets.

Mortgage Loans

The Company originates mortgage loans either directly or through mortgage correspondents and brokers throughout the country. Loans are primarily related to underlying real property investments in office and apartment buildings and retail/commercial and industrial facilities. Mortgage loans are collateralized by the related properties and such collateral generally approximates a minimum 133% of the original loan value at the time the loan is made.

There was one mortgage loan totaling $.1 million and two mortgage loans totaling $3.7 million in which payments on principal and/or interest were over 90 days past due as of December 31, 1999 and 1998, respectively.

The Company had no loans outstanding in any state where principal balances in the aggregate exceeded 20% of the Company's equity.

Lines of Credit

The Company has approximately $50 million of available and unused lines of credit at December 31, 1999.

Litigation and Unasserted Claims

The Company is involved in various litigation, as both plaintiff and defendant, which has arisen in the ordinary course of business, with respect to sales practices, and as a result of the merger with

Covenant Life Insurance Company in 1994, which, in the opinion of management and legal counsel, will not have a material adverse effect on the Company's financial position or its results of operations.

In June 1999, the Company settled litigation involving the 1994 merger with Covenant Life Insurance Company. The net settlement of $5.8 million had no impact on current period operating results as the Company had previously established reserves for such litigation.

Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, the outcome of the proceedings and assessments will not have a material adverse effect on the consolidated financial statements. Guaranty fund assessments totaled $.1 million, $2.2 million and $1.1 million in 1999, 1998 and 1997, respectively. Of those amounts, $.1 million, $1.6 million and $.8 million in 1999, 1998 and 1997, respectively, are creditable against future years' premium taxes.

11.  COMPREHENSIVE INCOME

The components of other comprehensive income are as follows (in millions):

                                                                      TAX
                                                     BEFORE TAX    (EXPENSE)    NET OF TAX
                                                       AMOUNT       BENEFIT       AMOUNT
                                                     ----------    ---------    ----------
YEAR ENDED DECEMBER 31, 1999:
Unrealized appreciation (depreciation) on
  securities.......................................   $(122.3)      $ 42.8        $(79.5)
Less: reclassification adjustment for losses
  realized in net income...........................       2.0          (.7)          1.3
                                                      -------       ------        ------
Net change in unrealized appreciation
  (depreciation) on securities.....................   $(120.3)      $ 42.1        $(78.2)
                                                      =======       ======        ======
YEAR ENDED DECEMBER 31, 1998:
Unrealized appreciation (depreciation) on
  securities.......................................   $  11.9       $ (4.2)       $  7.7
Less: reclassification adjustment for gains
  realized in net income...........................      (6.8)         2.4          (4.4)
                                                      -------       ------        ------
Net change in unrealized appreciation
  (depreciation) on securities.....................   $   5.1       $ (1.8)       $  3.3
                                                      =======       ======        ======
YEAR ENDED DECEMBER 31, 1997:
Unrealized appreciation (depreciation) on
  securities.......................................   $  33.1       $(11.6)       $ 21.5
Less: reclassification adjustment for gains
  realized in net income...........................      (2.4)          .9          (1.5)
                                                      -------       ------        ------
Net change in unrealized appreciation
  (depreciation) on securities.....................   $  30.7       $(10.7)       $ 20.0
                                                      =======       ======        ======

APPENDIX A -- ILLUSTRATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following illustrations have been prepared to help show how certain values under the Policy change with different rates of investment performance over an extended period of time. THE HYPOTHETICAL INVESTMENT RETURNS ARE PROVIDED ONLY TO ILLUSTRATE THE MECHANICS OF A HYPOTHETICAL POLICY AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return. The actual return on your policy account value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy's monthly charges, the portfolios' expense ratios, and your policy loan and partial withdrawal history.

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, policy account value, and net cash surrender value under a Policy covering a male insured of Age 40 on the policy date in the preferred premium class with a face amount of $100,000, would change over time if the planned premiums were paid and the return on the assets in the Subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6%, or 12%. The tables also show how the Policy would operate if premiums accumulated at 5% interest. The tables illustrate policy account values that would result based on assumptions that you pay the premiums indicated, you do not increase your face amount, and you do not make any partial withdrawals or take any policy loans. The death benefits, policy account values, and net cash surrender values would be lower if the insured was in a nonsmoker or smoker class or a class with extra ratings since the cost of insurance charges would increase. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years shown.

The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy, a premium expense charge of 5%, maximum monthly administrative fee of $12, an initial administrative charge of $5, and a daily charge for mortality and expense risks equivalent to an annual rate of 0.90%, with the additional Subaccount credit of 0.03% per month after the Policy is in force for 15 years or the sum of the values in the Subaccount and Guaranteed Account equal or exceed $100,000. The guaranteed premium expense charge assumes a 2% premium tax charge. However, certain states may impose higher premium taxes. For those Policies, the death benefit, policy account value, and net cash surrender value would be lower since the guaranteed premium expense charge would be higher. The columns under the heading "Current" assume that throughout the life of the policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, a premium expense charge of 3.5%, current monthly administrative fee of $7.50, and a daily charge for mortality and expense risks equivalent to an annual rate of 0.75%, with the additional Subaccount credit of 0.03% per month after the Policy is in force for 15 years or the sum of the values in the Subaccount and Guaranteed Account equal or exceed $100,000. The illustrations assume no charges for Federal or state taxes or charges for supplemental benefits.

The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the mortality and expense risk charge listed above, is 1.58% and 1.73%, respectively. This total charge is based on an assumption that an owner allocates the Policy values equally among each Subaccount of the Separate Account.

The illustrations assume that the assets in the portfolios are subject to an annual expense ratio of 0.83% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the portfolios for the last fiscal year and takes into account current expense reimbursement arrangements. Values illustrated would be lower if expense reimbursement arrangements were not reflected. For information on portfolio expenses, consult the Annual Portfolio Operating Expenses table in the Summary of this prospectus, and the respective expense and fee tables set forth in the portfolios' prospectuses.

After deducting portfolio expenses and mortality and expense risk charges, the illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of (1.73)%, 4.17%, and 10.06%, respectively, assuming guaranteed charges, and net annual rates of (1.58)%, 4.33%, and 10.23%, respectively, assuming current charges.

Upon request, we will provide illustrations of future benefits under the Policy based upon the proposed insured's age and premium class, the death benefit option, face amount, planned periodic premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a policy year.

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

 $100,000 FACE AMOUNT   MALE INSURED ISSUE AGE 40 PREFERRED
DEATH BENEFIT OPTION A      ANNUAL PREMIUM       $1,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

                       GUARANTEED* (NET RATE OF -1.73%)    CURRENT** (NET RATE OF -1.58%)
          PREMIUMS     --------------------------------   --------------------------------
END OF   ACCUMULATED    POLICY     NET CASH                POLICY     NET CASH
POLICY   AT 5% INT.    ACCOUNT    SURRENDER     DEATH     ACCOUNT    SURRENDER     DEATH
 YEAR     PER YEAR      VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
------   -----------   --------   ----------   --------   --------   ----------   --------
   1        1,050         506           0      100,000       621           0      100,000
   2        2,153       1,047           0      100,000     1,275          85      100,000
   3        3,310       1,562         197      100,000     1,903         538      100,000
   4        4,526       2,049         684      100,000     2,501       1,136      100,000
   5        5,802       2,509       1,144      100,000     3,070       1,705      100,000
   6        7,142       2,938       1,573      100,000     3,606       2,241      100,000
   7        8,549       3,335       2,165      100,000     4,117       2,947      100,000
   8       10,027       3,699       2,724      100,000     4,600       3,625      100,000
   9       11,578       4,029       3,249      100,000     5,056       4,276      100,000
  10       13,207       4,322       3,737      100,000     5,481       4,896      100,000
  11       14,917       4,576       4,186      100,000     5,878       5,488      100,000
  12       16,713       4,785       4,590      100,000     6,239       6,044      100,000
  13       18,599       4,944       4,944      100,000     6,564       6,564      100,000
  14       20,579       5,047       5,047      100,000     6,848       6,848      100,000
  15       22,657       5,087       5,087      100,000     7,086       7,086      100,000
  16       24,840       5,079       5,079      100,000     7,419       7,419      100,000
  17       27,132       4,994       4,994      100,000     7,718       7,718      100,000
  18       29,539       4,828       4,828      100,000     7,984       7,984      100,000
  19       32,066       4,575       4,575      100,000     8,217       8,217      100,000
  20       34,719       4,224       4,224      100,000     8,414       8,414      100,000
  25       50,113         466         466      100,000     8,787       8,787      100,000
  30       69,761           0           0            0     7,568       7,568      100,000

---------------
 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy account value and net cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, policy account value and net cash surrender value for a policy would also be different from those shown, depending on the investment allocations made to the Subaccounts and the different rates of return of the Subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for particular Subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

 $100,000 FACE AMOUNT   MALE INSURED ISSUE AGE 40 PREFERRED
DEATH BENEFIT OPTION B      ANNUAL PREMIUM       $1,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

                       GUARANTEED* (NET RATE OF -1.73%)    CURRENT** (NET RATE OF -1.58%)
          PREMIUMS     --------------------------------   --------------------------------
END OF   ACCUMULATED    POLICY     NET CASH                POLICY     NET CASH
POLICY   AT 5% INT.    ACCOUNT    SURRENDER     DEATH     ACCOUNT    SURRENDER     DEATH
 YEAR     PER YEAR      VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
------   -----------   --------   ----------   --------   --------   ----------   --------
   1        1,050         505           0      100,505       620           0      100,620
   2        2,153       1,042           0      101,042     1,271          81      101,271
   3        3,310       1,553         188      101,553     1,894         529      101,894
   4        4,526       2,033         668      102,033     2,486       1,121      102,486
   5        5,802       2,485       1,120      102,485     3,047       1,682      103,047
   6        7,142       2,904       1,539      102,904     3,572       2,207      103,572
   7        8,549       3,289       2,119      103,289     4,070       2,900      104,070
   8       10,027       3,639       2,664      103,639     4,538       3,563      104,538
   9       11,578       3,952       3,172      103,952     4,976       4,196      104,976
  10       13,207       4,224       3,639      104,224     5,381       4,796      105,381
  11       14,917       4,456       4,066      104,456     5,754       5,364      105,754
  12       16,713       4,640       4,445      104,640     6,090       5,895      106,090
  13       18,599       4,770       4,770      104,770     6,384       6,384      106,384
  14       20,579       4,841       4,841      104,841     6,634       6,634      106,634
  15       22,657       4,846       4,846      104,846     6,835       6,835      106,835
  16       24,840       4,797       4,797      104,797     7,133       7,133      107,133
  17       27,132       4,669       4,669      104,669     7,394       7,394      107,394
  18       29,539       4,457       4,457      104,457     7,618       7,618      107,618
  19       32,066       4,155       4,155      104,155     7,805       7,805      107,805
  20       34,719       3,754       3,754      103,754     7,953       7,953      107,953
  25       50,113           0           0            0     8,015       8,015      108,015
  30       69,761           0           0            0     6,366       6,366      106,366

---------------
 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy account value and net cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, policy account value and net cash surrender value for a policy would also be different from those shown, depending on the investment allocations made to the subaccounts and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for particular Subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

 $100,000 FACE AMOUNT   MALE INSURED ISSUE AGE 40 PREFERRED
DEATH BENEFIT OPTION A      ANNUAL PREMIUM       $1,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

                       GUARANTEED* (NET RATE OF 4.17%)    CURRENT** (NET RATE OF 4.33%)
          PREMIUMS     --------------------------------   -----------------------------
END OF   ACCUMULATED    POLICY     NET CASH               POLICY    NET CASH
POLICY   AT 5% INT.    ACCOUNT    SURRENDER     DEATH     ACCOUNT   SURRENDER    DEATH
 YEAR     PER YEAR      VALUE       VALUE      BENEFIT     VALUE      VALUE     BENEFIT
------   -----------   --------   ----------   --------   -------   ---------   -------
   1        1,050          549           0     100,000        668          0    100,000
   2        2,153        1,165           0     100,000      1,408        218    100,000
   3        3,310        1,790         425     100,000      2,165        800    100,000
   4        4,526        2,422       1,057     100,000      2,934      1,569    100,000
   5        5,802        3,061       1,696     100,000      3,717      2,352    100,000
   6        7,142        3,705       2,340     100,000      4,510      3,145    100,000
   7        8,549        4,351       3,181     100,000      5,321      4,151    100,000
   8       10,027        4,999       4,024     100,000      6,148      5,173    100,000
   9       11,578        5,646       4,866     100,000      6,992      6,212    100,000
  10       13,207        6,289       5,704     100,000      7,851      7,266    100,000
  11       14,917        6,927       6,537     100,000      8,726      8,336    100,000
  12       16,713        7,553       7,358     100,000      9,613      9,418    100,000
  13       18,599        8,161       8,161     100,000     10,509     10,509    100,000
  14       20,579        8,744       8,744     100,000     11,413     11,413    100,000
  15       22,657        9,295       9,295     100,000     12,319     12,319    100,000
  16       24,840        9,842       9,842     100,000     13,385     13,385    100,000
  17       27,132       10,344      10,344     100,000     14,476     14,476    100,000
  18       29,539       10,795      10,795     100,000     15,596     15,596    100,000
  19       32,066       11,186      11,186     100,000     16,745     16,745    100,000
  20       34,719       11,503      11,503     100,000     17,924     17,924    100,000
  25       50,113       11,370      11,370     100,000     24,267     24,267    100,000
  30       69,761        5,734       5,734     100,000     31,133     31,133    100,000

---------------
 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy account value and net cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, policy account value and net cash surrender value for a policy would also be different from those shown, depending on the investment allocations made to the Subaccounts and the different rates of return of the Subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for particular Subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

 $100,000 FACE AMOUNT   MALE INSURED ISSUE AGE 40 PREFERRED
DEATH BENEFIT OPTION B      ANNUAL PREMIUM       $1,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

                       GUARANTEED* (NET RATE OF 4.17%)    CURRENT** (NET RATE OF 4.33%)
          PREMIUMS     --------------------------------   -----------------------------
END OF   ACCUMULATED    POLICY     NET CASH               POLICY    NET CASH
POLICY   AT 5% INT.    ACCOUNT    SURRENDER     DEATH     ACCOUNT   SURRENDER    DEATH
 YEAR     PER YEAR      VALUE       VALUE      BENEFIT     VALUE      VALUE     BENEFIT
------   -----------   --------   ----------   --------   -------   ---------   -------
   1        1,050          547           0     100,547        666          0    100,666
   2        2,153        1,159           0     101,159      1,404        214    101,404
   3        3,310        1,779         414     101,779      2,155        790    102,155
   4        4,526        2,403       1,038     102,403      2,916      1,551    102,916
   5        5,802        3,032       1,667     103,032      3,688      2,323    103,688
   6        7,142        3,661       2,296     103,661      4,466      3,101    104,466
   7        8,549        4,289       3,119     104,289      5,258      4,088    105,258
   8       10,027        4,913       3,938     104,913      6,061      5,086    106,061
   9       11,578        5,532       4,752     105,532      6,876      6,096    106,876
  10       13,207        6,140       5,556     106,140      7,699      7,114    107,699
  11       14,917        6,737       6,347     106,737      8,531      8,141    108,531
  12       16,713        7,313       7,118     107,313      9,367      9,172    109,367
  13       18,599        7,861       7,861     107,861     10,201     10,201    110,201
  14       20,579        8,373       8,373     108,373     11,031     11,031    111,031
  15       22,657        8,839       8,839     108,839     11,850     11,850    111,850
  16       24,840        9,285       9,285     109,285     12,828     12,828    112,828
  17       27,132        9,668       9,668     109,668     13,817     13,817    113,817
  18       29,539        9,981       9,981     109,981     14,817     14,817    114,817
  19       32,066       10,212      10,212     110,212     15,830     15,830    115,830
  20       34,719       10,346      10,346     110,346     16,852     16,852    116,852
  25       50,113        8,863       8,863     108,863     22,004     22,004    122,004
  30       69,761        1,210       1,210     101,210     26,536     26,536    126,536

---------------
 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy account value and net cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, policy account value and net cash surrender value for a policy would also be different from those shown, depending on the investment allocations made to the Subaccounts and the different rates of return of the Subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for particular Subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

 $100,000 FACE AMOUNT   MALE INSURED ISSUE AGE 40 PREFERRED
DEATH BENEFIT OPTION A      ANNUAL PREMIUM       $1,000

             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%

                       GUARANTEED* (NET RATE OF 10.06%)    CURRENT** (NET RATE OF 10.23%)
          PREMIUMS     --------------------------------   --------------------------------
END OF   ACCUMULATED    POLICY     NET CASH                POLICY     NET CASH
POLICY   AT 5% INT.    ACCOUNT    SURRENDER     DEATH     ACCOUNT    SURRENDER     DEATH
 YEAR     PER YEAR      VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
------   -----------   --------   ----------   --------   --------   ----------   --------
   1        1,050          591           0     100,000        714           0     100,000
   2        2,153        1,288          98     100,000      1,547         357     100,000
   3        3,310        2,038         673     100,000      2,449       1,084     100,000
   4        4,526        2,845       1,480     100,000      3,423       2,058     100,000
   5        5,802        3,713       2,348     100,000      4,477       3,112     100,000
   6        7,142        4,647       3,282     100,000      5,616       4,251     100,000
   7        8,549        5,652       4,482     100,000      6,855       5,685     100,000
   8       10,027        6,733       5,758     100,000      8,204       7,229     100,000
   9       11,578        7,897       7,117     100,000      9,674       8,894     100,000
  10       13,207        9,150       8,565     100,000     11,276      10,691     100,000
  11       14,917       10,500      10,110     100,000     13,024      12,634     100,000
  12       16,713       11,952      11,757     100,000     14,930      14,735     100,000
  13       18,599       13,513      13,513     100,000     17,008      17,008     100,000
  14       20,579       15,189      15,189     100,000     19,275      19,275     100,000
  15       22,657       16,987      16,987     100,000     21,748      21,748     100,000
  16       24,840       18,987      18,987     100,000     24,640      24,640     100,000
  17       27,132       21,145      21,145     100,000     27,827      27,827     100,000
  18       29,539       23,478      23,478     100,000     31,347      31,347     100,000
  19       32,066       26,007      26,007     100,000     35,238      35,238     100,000
  20       34,719       28,748      28,748     100,000     39,543      39,543     100,000
  25       50,113       46,557      46,557     100,000     69,224      69,224     100,000
  30       69,761       75,414      75,414     100,000    119,317     119,317     138,408

---------------
 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy account value and net cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, policy account value and net cash surrender value for a policy would also be different from those shown, depending on the investment allocations made to the Subaccounts and the different rates of return of the Subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for particular Subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

 $100,000 FACE AMOUNT   MALE INSURED ISSUE AGE 40 PREFERRED
DEATH BENEFIT OPTION B      ANNUAL PREMIUM       $1,000

             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%

                       GUARANTEED* (NET RATE OF 10.06%)    CURRENT** (NET RATE OF 10.23%)
          PREMIUMS     --------------------------------   --------------------------------
END OF   ACCUMULATED    POLICY     NET CASH                POLICY     NET CASH
POLICY   AT 5% INT.    ACCOUNT    SURRENDER     DEATH     ACCOUNT    SURRENDER     DEATH
 YEAR     PER YEAR      VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
------   -----------   --------   ----------   --------   --------   ----------   --------
   1        1,050          589           0     100,589        713           0     100,713
   2        2,153        1,282          92     101,282      1,542         352     101,542
   3        3,310        2,026         661     102,026      2,438       1,073     102,438
   4        4,526        2,822       1,457     102,822      3,402       2,037     103,402
   5        5,802        3,677       2,312     103,677      4,441       3,076     104,441
   6        7,142        4,591       3,226     104,591      5,560       4,195     105,560
   7        8,549        5,568       4,398     105,568      6,772       5,602     106,772
   8       10,027        6,613       5,638     106,613      8,084       7,109     108,084
   9       11,578        7,731       6,951     107,731      9,507       8,727     109,507
  10       13,207        8,925       8,340     108,925     11,047      10,462     111,047
  11       14,917       10,199       9,809     110,199     12,718      12,328     112,718
  12       16,713       11,556      11,361     111,556     14,526      14,331     114,526
  13       18,599       12,995      12,995     112,995     16,481      16,481     116,481
  14       20,579       14,519      14,519     114,519     18,594      18,594     118,594
  15       22,657       16,126      16,126     116,126     20,874      20,874     120,874
  16       24,840       17,884      17,884     117,884     23,552      23,552     123,552
  17       27,132       19,740      19,740     119,740     26,478      26,478     126,478
  18       29,539       21,700      21,700     121,700     29,680      29,680     129,680
  19       32,066       23,766      23,766     123,766     33,185      33,185     133,185
  20       34,719       25,937      25,937     125,937     37,024      37,024     137,024
  25       50,113       38,214      38,214     138,214     62,466      62,466     162,466
  30       69,761       51,741      51,741     151,741    102,393     102,393     202,393

---------------
 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy account value and net cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, policy account value and net cash surrender value for a policy would also be different from those shown, depending on the investment allocations made to the Subaccounts and the different rates of return of the Subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for particular Subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.